SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Southwest Gas Holdings, Inc.
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Letter to Our Stockholders

Dear Fellow Stockholders:
On behalf of the Board of Directors (the “Board”), we thank you for your continued support of Southwest Gas Holdings, Inc. (“we,” “us,” “our,” or the “Company”) during a pivotal year for the Company. As stewards of the Company and your investment, we remain committed to strong governance, active oversight, and a disciplined strategy that supports long-term value creation.
In 2025, we completed the separation of Centuri Holdings, Inc. (“Centuri”), positioning the Company as a fully regulated natural gas business. This transformation strengthened the Company’s financial profile, sharpened operational focus, and increased strategic flexibility. With this focus, we are delivering safe, reliable, and affordable natural gas service to our communities and supporting their growing energy needs.
The Company delivered strong financial and operational performance during 2025. We reinforced the balance sheet, eliminated debt at the Company level, and earned credit rating upgrades, enhancing liquidity and financial flexibility. Engagement with our stockholders remains a priority for the Board and an important component of our governance practices. Last fall, as part of our regular engagement efforts, we conducted extensive investor outreach, inviting stockholders representing approximately 59% of our outstanding shares (as of July 25, 2025) to engage on corporate governance and executive compensation matters. Through these discussions, the Board and management received valuable feedback. These perspectives continue to inform our ongoing oversight and decision-making processes, which we believe enhances our alignment with stockholder interests.
The Board remains committed to sustainable long-term stockholder value. As a Company leadership transition takes place in May 2026, we are focused on financial performance, regulatory engagement, and supporting the growing energy needs of our communities. We are grateful for your trust and look forward to building on this momentum in the year ahead.
Sincerely yours,
Karen S. Haller
President and Chief Executive Officer
E. Renae Conley
Chair of the Board of Directors

2026 Notice and Proxy	i

ii	Southwest Gas Holdings, Inc.

Notice of Annual Meeting of Stockholders

ITEMS OF BUSINESS
Proposals		Voting Recommendation

1	To elect eleven directors of the Company	FOR See Page 9

2	To approve, on a non-binding, advisory basis, the Company’s executive compensation	FOR See Page 43

3	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2026	FOR See Page 88

4	To transact such other business as may properly come before the meeting or any adjournment thereof

Your vote is very important to us. We realize you may not be able to attend and vote at the virtual 2026 Annual Meeting of Stockholders (the “Annual Meeting”). We urge you to vote in advance of the Annual Meeting online, as instructed in the Notice Regarding the Availability of Proxy Materials. If you have elected to receive a paper or email copy of the proxy materials, you may vote online, via telephone or by completing, signing and mailing the Proxy Card. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If you attend the Annual Meeting virtually and decide to vote by ballot at the Annual Meeting, such vote will revoke any prior proxy you may have submitted. If your shares are held in the name of a bank, broker or other holder of record, you may vote at the Annual Meeting only if you provide a legal proxy from such bank, broker or other holder of record.
By Order of the Board of Directors,
Catherine M. Mazzeo
Senior Vice President, Chief Legal, Safety and Compliance Officer and Corporate Secretary

Date and Time May 7, 2026 8:30 AM (PDT)

Location Virtual Meeting

Who Can Vote Stockholders as of March 9, 2026 are entitled to vote.

HOW TO VOTE Please review the Proxy Statement and vote, at your earliest convenience, using any of the following methods:

BY TELEPHONE Call the phone number listed on your Proxy Card.

Online Visit the website listed on your Proxy Card or Notice of Internet Availability.

By Mail Sign, date and return your Proxy Card in the provided postage-paid envelope.

Virtual Meeting Access the virtual meeting to vote by ballot. See “How Do I Attend the Annual Meeting?” (page 94) for instructions.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 7, 2026: Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the internet. On or about March 23, 2026, an important Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) will be sent to our stockholders of record, and a paper copy of the proxy materials will be sent to Employee Investment Plan participants and those stockholders of record who have requested a paper copy. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice regarding availability of proxy materials. In accordance with SEC rules, you may access our proxy materials and 2025 Annual Report to Stockholders at www.swgasholdings.com/financial-information/annual-reports-proxy-materials, which provides for anonymous access. The Notice of Internet Availability also includes instructions for stockholders to request, at no charge, a printed copy of the proxy materials.
Important Notice Regarding the Virtual Annual Meeting: The virtual format of the Annual Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Meeting, see “Questions and Answers About The Annual Meeting” in this Proxy Statement.

2026 Notice and Proxy	1

About Southwest Gas Holdings, Inc.
Southwest Gas Holdings, Inc., through its primary operating subsidiary Southwest Gas Corporation, engages in the business of purchasing, distributing, and transporting natural gas for its customers. Southwest Gas Corporation is a dynamic energy company committed to exceeding the expectations of over two million customers in Arizona, Nevada, and California by providing safe, reliable, and affordable service while pursuing innovative sustainable energy solutions to fuel the growth in its communities.
Southwest Gas Corporation Financial Snapshot

$1.9 billion 2025 Revenue	$300.3 million 2025 Net Income

8.8% 2025 Utility Return on Equity	$6.7 billion 2025 Estimated Rate Base(1)

2,281,000 Total Customers Served(2)
Positioned for Growth and Committed to Delivering Long-Term Value

Southwest Gas Holdings, Inc. and Southwest Gas Corporation
▪Safe, reliable, and affordable natural gas service anchored by a strong safety culture, pursuit of operational excellence, and commitment to continuous improvement
▪Constructive regulatory compact that supports predictable, long-term organic rate base growth and timely recovery of prudent investments
▪Exceptional balance sheet and financial flexibility creating optionality to execute strategic opportunities
▪Strong and predictable earnings growth, improving return on equity, and stable cash flows underpinned by growth opportunities, constructive regulatory outcomes, and disciplined cost management and execution
▪Competitive and sustainable dividend reflecting confidence in long-term cash generation and commitment to delivering stockholder returns
▪Partnership-driven approach with stakeholders to advance emerging energy technologies and innovative natural gas solutions

(1)Rate base amounts reflect estimated total investment in facilities to provide utility service, less estimated retirements, depreciation, and deferred taxes plus working capital as of December 31, 2025. This is different than our authorized rate base, which is the rate base approved by our regulators in our most recent rate cases and that is reflected in current rates.
(2)As of December 31, 2025.

2	Southwest Gas Holdings, Inc.

Key 2025 Business Highlights

2025

Q1		Q2		Q3		Q4

	Southwest Gas Corporation received approval of its general rate case in Arizona		Southwest Gas Holdings, Inc. extended its $300 million revolving credit facility		Southwest Gas Corporation received approval for system improvements tracker in Arizona
For 6th year in a row, Southwest Gas Corporation ranked #1 in Customer Satisfaction with Residential Natural Gas Service in the West among Large Utilities in studies conducted by a leading national consumer insights firm

	Great Basin Gas Transmission Company received rate case approval		Great Basin Gas Transmission Company closed its first binding open season for its proposed 2028 expansion project in Northern Nevada		Centuri Holdings, Inc. deconsolidated and fully separated from Southwest Gas Holdings, Inc.		Justin S. Forsberg named Senior Vice President/Chief Financial Officer and Treasurer

			Nevada legislature approved alternative ratemaking		Southwest Gas Holdings, Inc. paid off $550 million term loan		Great Basin Gas Transmission Company closed second open season and executes binding precedent agreements

2026 Notice and Proxy	3

Proxy Statement Summary
The following summary highlights information more fully described elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Proposal 1 Election of Directors

The Board recommends a vote “FOR” each of the nominees named below.	See Page 9

2026 Director Nominees

Name and Primary Occupation	Age	Director Since	Committee Membership
			AC	CC	NCGC	STC
Justin L. Brown President, Southwest Gas Corporation	53	First-time nominee
Molly R. Carson President, Southwest Region, Ryan Companies US, Inc.	52	First-time nominee
E. Renae Conley Chair of the Board CEO, ER Solutions, LLC Former Utility Company Executive	68	2022
Andrew W. Evans Retired Utility Company Executive, Southern Company	59	2022
Leezie Kim Chief Legal Officer, Fox Restaurant Concepts LLC	54	First-time nominee
Jane Lewis-Raymond Principal, Hilltop Strategies Retired Executive, Piedmont Natural Gas	59	2019
Henry P. Linginfelter Retired Executive, Southern Company Gas	64	2022
Carlos A. Ruisanchez Co-founder, Sorelle Capital	54	2022
Brian E. Sandoval President, University of Nevada, Reno	62	2025
Ruby Sharma Former Partner, EY LLP	59	2022
Leslie T. Thornton Retired Executive, WGL Holdings, Inc. & Washington Gas Light Company	67	2019

AC – Audit Committee	NCGC – Nominating and Corporate Governance Committee	– Chair	– Independent
CC – Compensation Committee	STC – Strategic Transactions Committee	– Member

4	Southwest Gas Holdings, Inc.

Proxy Statement Summary
2025 Board and 2026 Director Nominees Snapshot
Independence
91% of director nominees
are independent

Independent	Non-Independent
Tenure
Average 2025 director tenure: 6 years

< 4 Years	4-7 Years

>7 Years
Age
Average age of director nominees: 59 years

<55 years	55-65 years

66-70 years

Gender
55% of director nominees are women

Female	Male
Racial/Ethnic Diversity
45% of director nominees are ethnically or racially diverse

African American	Hispanic/Latino

Asian	Caucasian
Committee Leadership
75% of the 2025 committee Chairs
are women

Female	Male

2026 Notice and Proxy	5

Proxy Statement Summary
Skills and Experience of 2026 Director Nominees

Public Company Board Service
8/11

Public Company Executive Officer
7/11

Legal/Regulatory
10/11

Finance/Accounting
7/11

Service Territory Knowledge
5/11

Energy Utility
6/11

Technology/Cybersecurity
3/11

Environmental, Social and Governance (“ESG”)
9/11

Operations Responsibility
9/11

6	Southwest Gas Holdings, Inc.

Proxy Statement Summary

Proposal 2 Advisory Vote to Approve the Company’s Executive Compensation

The Board recommends a Vote “FOR” the proposal to approve the Company’s executive compensation.	See Page 43

Pay for Performance
With respect to each of our named executive officers (“NEOs”), all routine annual cash incentives and long-term equity incentives are “at risk,” as those awards are either variable based on the level of performance against incentive targets or are subject to continued employment during a three-year vesting period. The portion of total direct compensation designed to be at risk depends upon the NEO’s position and the ability to influence outcomes, as well as market pay levels and risk mitigation considerations. The Company’s CEO has the largest portion of pay at risk.

CEO Target Compensation At-Risk
Other NEOs Target Compensation At-Risk

Base	Annual Incentive	Total At-Risk	Long-Term Incentive
Stockholder Engagement and Board Responsiveness to 2025 Say-on-Pay Vote
At the 2025 Annual Meeting of Stockholders, the Say-on-Pay vote received 89% support from our stockholders. While this is not a poor level of support, it is lower than normal for the Company. Our Board and Compensation Committee sought to understand the perspectives of our stockholders and consider responsive action that would enable us to regain the historically strong support for our executive compensation program. During the fall of 2025, our Board Chair and the Chair of the Compensation Committee, along with senior Company executives, undertook an extensive investor engagement effort. The feedback we received was considered in certain enhancements we have made to our disclosures and to our executive compensation program. Please see page 35 for further detail of our stockholder engagement efforts regarding governance topics and page 49 for further details of our stockholder engagement efforts with respect to executive compensation.

Stockholder Engagement Team ▪Board Chair ▪Compensation Committee Chair ▪Corporate Secretary's Office ▪Investor Relations & ESG	Topics Discussed ▪Board composition, skills and experience ▪Executive Compensation ▪Sustainability Initiatives

(1)Represents percentage of outstanding shares as of July 25, 2025.

2026 Notice and Proxy	7

Proxy Statement Summary

Proposal 3 Ratification of Selection of Independent Registered Public Accounting Firm

The Board recommends a Vote “FOR” auditor ratification.	See Page 88

The Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company for the year ending December 31, 2026, subject to ratification of the selection by the stockholders. PwC has been the Company’s independent public accounting firm since 2002. The Audit Committee determined there are intrinsic benefits to audit quality resulting from the audit firm’s tenure, including years of experience that provide deep knowledge of the Company’s operations and business, its accounting policies and practices, the environment in which it operates, and its internal control over financial reporting. The Audit Committee periodically considers alternative independent registered accounting firms to continuously benchmark capabilities, quality measures and controls, and to evaluate the selection of the independent auditor.

8	Southwest Gas Holdings, Inc.

Board and Governance Matters

Proposal 1 Election of Directors

The authorized number of directors is currently fixed at ten. Eleven director nominees are standing for election at our Annual Meeting and if all nominees are elected, the number of directors will be fixed at eleven immediately following the Annual Meeting. At our Annual Meeting, stockholders will elect directors to hold office until the next annual meeting of stockholders or until their successors shall be elected and duly qualified.
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Justin L. Brown, Molly R. Carson, E. Renae Conley, Andrew W. Evans, Leezie Kim, Jane Lewis-Raymond, Henry P. Linginfelter, Carlos A. Ruisanchez, Brian E. Sandoval, Ruby Sharma, and Leslie T. Thornton to serve as directors of the Company. All of the nominees are independent under the applicable rules of the New York Stock Exchange (the “NYSE”), except for Mr. Brown. Each of the nominees, with the exception of Mr. Brown and Mses. Carson and Kim who are first-time nominees, were elected to his or her present term of office by stockholders at our 2025 Annual Meeting. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.
Pursuant to the bylaws of the Company (our “Bylaws”), a director nominee is elected only if they receive a plurality of the votes cast with respect to their election, subject to our majority voting policy. As a result, the eleven nominees for director who receive the highest number of votes “FOR” election will be elected as directors, and any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or broker non-vote, will not be counted in such nominee’s favor. For more details about our majority voting policy, see “Board and Governance Matters - Majority Voting Policy” under “Selection of Directors”.

The Board recommends a vote “FOR” each of the nominees named below.

2026 Notice and Proxy	9

Board and Governance Matters
Board of Directors
Under the provisions of the Delaware General Corporation Law and our Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board. The Board is kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers and by reviewing reports and other materials provided to it by management at the Board and committee meetings.
Director Biographies
The names of the nominees, their principal occupation and the Board’s reasons for their selection are set forth below. The symbols next to each director’s biography correspond to the qualifications, skills and experiences detailed in the later table titled “Director Skills and Qualifications.” Except as noted, each of the nominees has held the position listed immediately underneath their name for at least the past five years.

JUSTIN L. BROWN President, Southwest Gas Corporation

Age: 53 Director Since: First-time nominee	Board Committees: None Other Public Company Boards: None

Background
▪Mr. Brown has been appointed to succeed Karen Haller as President and CEO of the Company and CEO of Southwest Gas Corporation, effective May 8, 2026.
▪Has served as President of Southwest Gas Corporation since 2022, overseeing utility operations in Arizona, California, and Nevada and Great Basin Gas Transmission Company.
▪Brings more than 20 years of experience in natural gas and electric utilities, with additional background in commercial litigation and public accounting, providing a strong foundation in regulatory, financial and governance matters.
▪Joined Southwest Gas Corporation in 2004, and has held senior leadership roles in legal, regulatory, pricing, and executive management, including as Senior Vice President/General Counsel from 2018 to 2022.
▪Serves on the Vegas Chamber Board of Trustees and is active in various industry and community organizations, including the American Gas Association and National Association of Regulatory Utility Commissioners.
▪Received a B.S. in Accounting from Southern Utah University and an M.B.A. and J.D. from Gonzaga University

Qualifications, Skills and Experience
The Board determined that Mr. Brown should serve as a director because he has a deep understanding of the Company’s businesses, provides important Company operational knowledge and insights, and improves strategic alignment with the Board and management. Mr. Brown also brings experience with financial, accounting, regulatory and legal issues of importance to the Company and its subsidiaries.

10	Southwest Gas Holdings, Inc.

Board and Governance Matters

MOLLY R. CARSON President, Southwest Region, Ryan Companies US, Inc.

Age: 52 Director Since: First-time nominee	Board Committees: To be determined Other Public Company Boards: None

Background
▪Has more than 20 years of experience in real estate development across multiple sectors, including office, industrial, multifamily, mission critical, and healthcare.
▪Oversees site selection and acquisition, municipal use permits and approvals, design and construction coordination, financial packaging and lease or sale negotiation, giving her insight and experience in legal and regulatory areas facing customers of natural gas local distribution companies.
▪Is a LEED Accredited Professional with sustainable building expertise.
▪Currently the Vice Chairperson of the Board of Directors for Phoenix Children’s Hospital, a member of the Board of Directors of Ryan Companies US, Inc., a member of the Board of Trustees for the NAIOP Research Foundation, and a member of the Brophy College Preparatory School Board of Regents.
▪Past Chairperson of NAIOP’s Corporate Board and NAIOP’s Arizona Chapter.
▪Has a B.A. in Psychology from St. Mary’s College of Notre Dame.
▪Recommended by Company management for consideration and approval by the Nominating and Corporate Governance Committee and Board for inclusion as a director nominee.

Qualifications, Skills and Experience
The Board determined that Ms. Carson should serve as a director given her experience in the development industry across multiple sectors, including office, industrial, multifamily, and healthcare. She brings a deep understanding of the Company’s Arizona service territory and is a LEED Accredited Professional, providing sustainable building expertise.

2026 Notice and Proxy	11

Board and Governance Matters

E. RENAE CONLEY CEO, ER Solutions, LLC Former Utility Company Executive

Chair of the Board Age: 68 Director Since: 2022	Board Committees: Audit, Compensation Other Public Company Boards: TXNM Energy, Inc. (NYSE: TXNM)

Background
▪CEO of ER Solutions, LLC, an energy consulting firm.
▪Has over 30 years of business experience in the energy industry, including leadership positions in finance, management, operations and human resources.
▪Served as EVP, Human Resources and Administration and Chief Diversity Officer of Entergy Corporation from 2010 to 2013.
▪Previously served as Chairman, President and CEO of Entergy Louisiana and Gulf States Louisiana (2000 – 2010).
▪Held a variety of positions at PSI Energy/Cinergy Corporation, including President of Cincinnati Gas and Electric prior to joining Entergy.
▪Serves as Chair of the Audit Committee for the ITRCC, LLC Board of Directors.
▪Previously served on the Ball State University Board of Trustees.
▪Has a B.S. in Accounting and an M.B.A. from Ball State University Miller College of Business.

Qualifications, Skills and Experience
The Board determined that Ms. Conley should serve as a director given her strong energy background and substantial ESG expertise. She brings vast knowledge and experience in the energy utility industry, financial topics, and legal and regulatory affairs, along with experience in corporate functional leadership and with public company governance processes.

12	Southwest Gas Holdings, Inc.

Board and Governance Matters

ANDREW W. EVANS Retired Utility Company Executive, Southern Company

Age: 59 Director Since: 2022	Board Committees: Audit, Strategic Transactions Other Public Company Boards: Air Products & Chemicals, Inc. (NYSE: APD), Centuri Holdings, Inc. (NYSE: CTRI)

Background
▪Retired Chief Financial Officer of Southern Company, an electrical and natural gas utility holding company.
▪Served as CFO of Southern Company from 2018 to 2021, with responsibility for investor relations, public reporting, information technology, cybersecurity, business development, risk and capital deployment.
▪Served as Chairman, President and Chief Executive Officer of AGL Resources, Inc., the largest publicly traded gas distribution system in the U.S.
▪Served as Treasurer, CFO, and COO before becoming CEO during his 15 years at AGL.
▪Worked at the Federal Reserve Bank of Boston, and at Mirant Corp, a global energy provider.
▪Currently a trustee of Emory University and is a director of Georgia Power.
▪Has served as chair of several philanthropic organizations, including the Grady Hospital Foundation and Zoo Atlanta.

Qualifications, Skills and Experience
The Board determined that Mr. Evans should serve as a director because of his broad knowledge of the utility industry and his experience with enterprise risk management. He also was Chief Executive Officer and Chief Financial Officer for publicly traded natural gas and electrical utilities.

2026 Notice and Proxy	13

Board and Governance Matters

LEEZIE KIM Chief Legal Officer, Fox Restaurant Concepts LLC

Age: 54 Director Since: First-time nominee	Board Committees: To be determined Other Public Company Boards: None

Background
▪Has 30 years of experience in corporate finance, legal and government fields as an attorney in private practice for a national law firm, in-house corporate counsel, and General Counsel to the Governor of the State of Arizona and as a Senior Executive in the U.S. Department of Homeland Security.
▪As Chief Legal Officer, she oversees not only the legal department, but also restaurant expansion, real estate selection, government relations, and with the company president, the accounting and finance department.
▪Is an entrepreneur and founding partner in a Michelin Key awarded boutique hotel and an award-winning Nashville restaurant.
▪Past Chair of the Arizona Community Foundation Board of Directors and Chair of the Audit Committee.
▪Awarded a Meritus Public Service award from the Commandant of the U.S. Coast Guard for her work for the Department of Homeland Security in responding to the 2010 Deepwater Horizon oil spill, which is the highest award given by the Coast Guard to a civilian.
▪Received a B.A. in Economics from Rice University and a J.D. from the University of Virginia.
▪Recommended by Company management for consideration and approval by the Nominating and Corporate Governance Committee and Board for inclusion as a director nominee.

Qualifications, Skills and Experience
The Board determined that Ms. Kim should serve as a director given her rich experience in both business and government. Her expertise navigating complex legal and regulatory environments, combined with entrepreneurial and operations experience were important to the Board’s recommendation.

14	Southwest Gas Holdings, Inc.

Board and Governance Matters

JANE LEWIS-RAYMOND Principal, Hilltop Strategies Retired Executive, Piedmont Natural Gas Company, Inc

Age: 59 Director Since: 2019	Board Committees: Audit, Compensation (Chair). Strategic Transactions Other Public Company Boards: Unitil Corporation (NYSE: UTL)

Background
▪Principal of Hilltop Strategies, a strategy and consulting firm engaged with corporate leaders on strategic leadership.
▪Has served the natural gas industry as an attorney and executive for over three decades, including representing clients before the Federal Energy Regulatory Commission.
▪Was previously an attorney with Parker Poe Adams and Bernstein LLP and Senior Vice President and Chief Legal, Compliance and External Relations Officer of Piedmont Natural Gas Company, Inc., where she led growth and measurable strategic and sustainability directives to build long-term value for shareholders.
▪Served as the American Gas Association’s Vice President of Regulatory Affairs earlier in her career.
▪Serves on the Keystone Energy Board of the Keystone Policy Center, where she is a member of the Steering Committee.
▪Served on the National Advisory Council for Teach For America, as Chair of Teach for America’s Charlotte-Piedmont Triad Advisory Board, and the board of MeckEd where she chaired the Governance Committee, and is currently a member of Women Executives, Charlotte.
▪Currently serving on the executive leadership committee of 48 Peaks Hike to Fight Alzheimer's, MA/NH Chapter of the Alzheimer’s Association.
▪Earned a certificate in ESG: Navigating the Board’s Role from Berkeley Law Executive Education in 2021.
▪Graduate of the University of Maryland and an Order of the Coif graduate of the University of Maryland School of Law.

Qualifications, Skills and Experience
The Board determined that Ms. Lewis-Raymond should serve as a director of the Company because of her legal experience and work as a natural gas industry senior executive. In addition, her knowledge and experience with ESG topics and with corporate governance initiatives relating to enterprise risk management, federal regulatory pipeline safety, cybersecurity and crisis management planning were key to the Board’s recommendation.

2026 Notice and Proxy	15

Board and Governance Matters

HENRY P. LINGINFELTER Retired Executive, Southern Company Gas

Age: 64 Director Since: 2022	Board Committees: Nominating and Corporate Governance, Strategic Transactions Other Public Company Boards: American Electric Power Company, Inc. (NASDAQ: AEP) (ending in 2026)

Background
▪Retired Executive Vice President of Southern Company Gas, the largest gas utility in the U.S.
▪At Southern Company Gas, was responsible for all operations, safety, construction, customer service, engineering, environmental, gas supply and control, budgeting and planning, and financial planning.
▪Served on the board of the Southern Company’s captive insurance business, which assessed and mitigated risk and liability issues across the corporation.
▪Has broad executive and operating experience, as well as extensive experience in regulatory and legislative affairs.
▪Former Chair of the Southern Gas Association, and served on the American Gas Association Leadership Council for several years.
▪Former Chief of the Georgia Chamber of Commerce.

Qualifications, Skills and Experience
The Board determined that Mr. Linginfelter should serve as a director because of his experience in the natural gas industry. His experience in operations, safety, customer service and risk management were important to the Board’s recommendation.

16	Southwest Gas Holdings, Inc.

Board and Governance Matters

CARLOS A. RUISANCHEZ Co-Founder, Sorelle Capital

Age: 54 Director Since: 2022	Board Committees: Audit (Chair), Nominating and Corporate Governance, Strategic Transactions Other Public Company Boards: PENN Entertainment, Inc. (NASDAQ: PENN)

Background
▪Co-founder of Sorelle Capital and Sorelle Hospitality, entities focused on investing and operating companies in the hospitality sector and real estate development ventures.
▪Served as President and Chief Financial Officer of Pinnacle Entertainment, Inc., a leading gaming entertainment company, prior to Sorelle, until its sale in 2018.
▪Joined Pinnacle in 2008 as Executive Vice President, Strategic Planning and Development.
▪Became Pinnacle’s Chief Financial Officer in 2011, President and Chief Financial Officer in 2013, and Board Member in 2016.
▪Was Senior Managing Director at Bear Stearns & Co., Inc., an investment banking firm, prior to joining Pinnacle Entertainment, where he held various positions from 1997 to 2008.
▪Was responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships as Senior Managing Director of Bear Stearns & Co.
▪Was an independent board member of Cedar Fair Entertainment Company prior to its merger with Six Flags Entertainment Corporation, where he served on the Compensation Committee and chaired the Audit Committee.
▪Has a B.S. in Finance from University of Connecticut School of Business and an M.B.A. from University of California Berkeley, HAAS School of Business.

Qualifications, Skills and Experience
The Board determined that Mr. Ruisanchez should serve as a director of the Company because of his expertise in corporate finance, investment banking, and highly regulated industries - areas of importance to the Company and its subsidiaries. Mr. Ruisanchez also brings public company leadership and board experience, along with knowledge of our service territories.

2026 Notice and Proxy	17

Board and Governance Matters

BRIAN E. SANDOVAL President, University of Nevada, Reno

Age: 62 Director Since: 2025	Board Committees: Compensation, Nominating and Corporate Governance Other Public Company Boards: Scotts Miracle Gro Company (NYSE: SMG)

Background
▪Serves as President of the University of Nevada, Reno since 2020.
▪Was the 29th Governor of the State of Nevada, serving two terms in office from 2011 to 2019 and was Chairman of the National Governors Association from 2017-2018.
▪Served as a judge of the U.S. District Court for the District of Nevada, Attorney General of Nevada, Chairman of the Nevada Gaming Commission, member of the Tahoe Regional Planning Agency Governing Board, and member of the Nevada Assembly prior to serving as Governor.
▪Was the President of Global Gaming Development of MGM Resorts International from 2019 to 2020, a senior fellow at the University of Southern California’s Annenberg Center on Communication Leadership and Policy in 2020, as well as a Distinguished Fellow of Law and Leadership at UNLV’s William S. Boyd School of Law from 2019-2020.
▪Previously served as a director of Coeur Mining, Inc.
▪Currently Chair of the Resorts World Las Vegas Board of Directors and member of the Boards of Directors of the Economic Development Authority of Western Nevada and Renown Health.

Qualifications, Skills and Experience
The Board determined that Mr. Sandoval should serve as a director because of his legal and regulatory experience, extensive governmental background, experience in economic development, human capital management, and leading large complex organizations. Mr. Sandoval also brings public company board experience, along with knowledge of our service territories.

18	Southwest Gas Holdings, Inc.

Board and Governance Matters

RUBY SHARMA Former Partner, EY LLP

Age: 59 Director Since: 2022	Board Committees: Audit, Compensation Other Public Company Boards: ATI, Inc. (NYSE: ATI), SoundThinking, Inc. (NASDAQ: SSTI)

Background
▪Fellow Chartered Accountant of the Institute of Chartered Accountants in England and Wales.
▪Was the Managing Partner of RNB Strategic Advisors, a strategic advisory firm from 2018 until 2022.
▪Served as a Partner at Ernst & Young LLP (now known as EY) from 2002 until 2017, where she founded and led the Center for Board Matters, focused on global strategy and execution and providing governance services to boards and the C-suite, and worked in Fraud Investigations and Dispute Services.
▪Prior experience includes serving as Senior Manager of Forensic and Litigation Services at Arthur Andersen LLP from 1999 to 2002.
▪Multi-cultural, global business advisor and a frequent keynote speaker and panelist on corporate governance topics, and has authored several audit committee handbooks, white papers on governance, value protection and diversity and inclusion topics.
▪Member of the board of directors of S&C Electric Company (private).
▪Previously served as a director of Bowflex, Inc. (formerly Nautilus, Inc.).

Qualifications, Skills and Experience
The Board determined that Ms. Sharma should serve as a director because of her expertise in accounting, auditing and corporate governance. Ms. Sharma also brings public company board experience.

2026 Notice and Proxy	19

Board and Governance Matters

LESLIE T. THORNTON, J.D., LL.M. Retired Executive, WGL Holdings, Inc. & Washington Gas Light Company

Age: 67 Director Since: 2019	Board Committees: Audit, Nominating and Corporate Governance (Chair) Other Public Company Boards: Perdoceo Education Corporation (NASDAQ: PRDO)

Background
▪Retired utility company executive and former law firm partner at two Washington D.C. based national law firms.
▪Served in various senior roles including Chief of Staff to the U.S. Secretary of Education and Deputy Advisor for the 1996 Presidential Debates in the Clinton administration.
▪Previously served as Senior Vice President, General Counsel & Corporate Secretary, and Merger Transition Counsel, at WGL Holdings, Inc. until her retirement in 2018.
▪Earned her Master of Laws degree in National Security Law with a cybersecurity focus during her tenure with WGL.
▪Serves on the Board of Trustees for the D.C. Public Defender, and is on the Advisory Boards of the non-profit Association of Corporate Counsel Leadership Academy and Aiden Technologies, Inc., a private technology company.
▪Was a Board Leadership Fellow for the National Association of Corporate Directors, and is a board development leader for the Executive Leadership Council.
▪Frequent speaker on governance, compliance, cybersecurity and data protection, and diversity and inclusion.
▪Graduate of the University of Pennsylvania and Georgetown University Law Center, where she is currently an Adjunct Professor.

Qualifications, Skills and Experience
The Board determined that Ms. Thornton should serve as a director because of her legal experience, service as a utility industry senior executive, and her expertise in the areas of critical infrastructure cybersecurity and data protection, labor and employment issues, corporate governance, and corporate transactional matters. She also brings extensive public affairs expertise, as well as public company board experience.

20	Southwest Gas Holdings, Inc.

Board and Governance Matters
Director Skills and Qualifications
The tables below list some of the skills and experiences that we consider important for our director nominees in light of our current business strategy and structure. The director nominees’ biographies note their relevant experience, qualifications and skills. The following tables set forth the director nominees’ experience, skills, expertise and demographic background.

Our Business Characteristics	Desired Experience, Skills, Expertise	Director Qualifications

We believe that directors with prior public company board experience can provide an immediate impact with strong oversight and an understanding of their fiduciary duties.	Public company board service	Experience as a member of the board of directors of a publicly traded company.

We require strong leadership to align our team and operations.	Public company executive officer	Experience as a senior executive of a publicly traded company.

We are a fully-regulated natural gas business that is subject to multiple legal and regulatory constraints.	Legal/Regulatory	Significant experience dealing with complex legal and regulatory issues.

We are a publicly traded company with a disciplined approach to financial management and accurate disclosure.	Finance/Accounting	Significant experience in accounting and financial reporting, corporate finance and internal financial controls, significant exposure to financial plans and programs, and capital allocation and capital markets.

We purchase, transport and distribute natural gas for our customers.	Energy Utility	Served as a senior executive of an organization or agency in the energy utility industry.

We recognize the importance of technology and managing cybersecurity risks to our business, which involves operation of critical infrastructure.	Technology/Cybersecurity	Oversight of or significant background working with information technology systems, data management and cybersecurity risks.

We rely on directors who offer strategic oversight on matters that drive sustainable growth and value creation for our business and our stockholders while improving our communities and adhering to best in class governance principles.	ESG	Significant experience addressing environmental and sustainability issues relating to our business; renewable energy, energy conservation; employee and contractor safety; employee engagement; public company governance; and ESG disclosures.

We need directors who understand complex, highly-regulated, multi-state operations.	Operations Responsibility	Significant experience with business operations and strategy at large, complex organizations; responsibility for profit and loss; cost management; operational improvement.

We operate in Arizona, California and Nevada.	Service Territory Knowledge	Significant experience in positions within our service territory that support strong and sustainable communities, including economic development, service in state or local government or community-based organizations, and philanthropic activities.

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Board and Governance Matters

Experience, Skills, Expertise
Public Company Board Service
Public Company Executive Officer
Legal/Regulatory
Finance/Accounting
Energy Utility
Technology/Cybersecurity
ESG
Operations Responsibility
Service Territory Knowledge
Demographic Background
Board Tenure (Years)	0	0	4	4	0	7	4	4	1	3	7
Age	53	52	68	59	54	59	64	54	62	59	67
Male
Female
African American
Caucasian
Asian
Hispanic/Latino
Age as of December 31, 2025
The Board’s director nominees, as outlined above, possess skills, knowledge and expertise that are useful in overseeing and providing strategic direction with respect to our business and in serving the long-term interests of our stockholders, and they have significant expertise in the industries that matter most to our business. The director nominees have also demonstrated personal integrity and strong leadership. In the aggregate, they bring a variety of perspectives, skills, knowledge and expertise and are able to challenge management. We believe that the director nominees’ skills and experience, including their combined knowledge of financial, legal and regulatory matters, enhance the Board’s ability to make decisions that create stockholder value.

22	Southwest Gas Holdings, Inc.

Board and Governance Matters
Selection of Directors
We believe the Board should be comprised of individuals with varied backgrounds, who possess certain core competencies, some of which may include broad experience in business, finance or administration and familiarity with national business matters. Additional factors considered in the selection process include the following.

Independence From Management	Knowledge and Business Experience	Existing Commitments to Other Businesses and Boards

Demographics, Education and Geographic Location	Integrity, Leadership, Reputation and Ability to Understand the Company’s Business	The Current Number and Competencies of Our Existing Directors
The Nominating and Corporate Governance Committee takes diversity into consideration as it does the other factors listed above in selecting the director nominees for approval by the Board. We define “diversity” in a broad sense, including but not limited to, age, race, gender, geographic location, and professional skills, viewpoints and experience. The Nominating and Corporate Governance Committee does not assign a specific weight to any one factor and endeavors to select nominees who will represent the interests of all stockholders.
The Nominating and Corporate Governance Committee has an ongoing process for identifying and evaluating potential director candidates.

Identification
When seeking a candidate for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, or others.

Evaluation
The qualifications of candidates are reviewed in light of the selection criteria outlined above.

Selection

Whether any candidates are selected depends upon the current Board composition, the dynamics of the Board and the ongoing requirements of the Company (see “Board Evaluation and Director Succession Planning” below).

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Board and Governance Matters
In its discretion, the Nominating and Corporate Governance Committee will consider recommendations of qualified director candidates suggested by stockholders by applying the criteria for candidates described above and considering the additional information referred to below. Stockholders who would like to suggest a director candidate should write to the Company’s Corporate Secretary and include:

▪A statement that the writer is a stockholder and is proposing a candidate for consideration as a director nominee;
▪The name of and contact information for the candidate;
▪A statement of the candidate’s business and educational experience;
▪Information regarding each of the factors listed above, sufficient to enable the Nominating and Corporate Governance Committee to evaluate the candidate;

▪A statement detailing any relationship between the candidate and the Company, Company affiliates and any competitor of the Company;
▪Detailed information about any relationship or understanding between the proposing stockholder and the candidate;
▪Information on the candidate’s share ownership in the Company; and
▪The candidate’s written consent to being named a nominee and serving as a director, if elected.

In addition to the process described above, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must meet certain deadlines established by our Bylaws and provide certain information required by our Bylaws in a written notice provided to the Company. For a description of the process for nominating directors in accordance with our Bylaws, see “Submission of Stockholder Proposals for the 2027 Annual Meeting.” In order to make such a nomination, a stockholder is required to include in the written notice the following:

▪As to each person whom the stockholder proposes to nominate for election or reelection as a director, all the information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
▪Each person’s written consent to being named a nominee and serving as a director, if elected;
▪The name and address of the proposing stockholder or beneficial owner; and
▪The class and number of shares of the Company’s common stock (“Common Stock”) held directly or indirectly by the proposing stockholder.

All candidates for the Board may also be required to complete a director questionnaire provided by the Company. The foregoing summary of the Company’s stockholder director nomination procedure is not complete and is qualified in its entirety by reference to the full text of our Bylaws that have been publicly filed with the SEC. Our Bylaws are also available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings with the SEC.
Board Refreshment Since 2020 8 new directors have joined our board 7 of whom are independent

24	Southwest Gas Holdings, Inc.

Board and Governance Matters
Board Evaluation and Director Succession Planning
In accordance with the Company’s Corporate Governance Guidelines, the Board and its committees conduct annual self-evaluations of their performance to determine whether they are functioning effectively. The Nominating and Corporate Governance Committee oversees the annual evaluation of the Board and its committees, and each committee reports annually to the Board with an assessment of its performance. As part of the Board’s 2025 self-evaluation process, which was led by the Chair of the Board, the directors considered various topics relating to Board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. The process also included outreach interviews of each director conducted by the Chair of the Board. The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee self-evaluation processes are led by their respective committee chairs, as provided in the committee charters. Each committee performance evaluation includes a review of the committee charter to consider the necessity and appropriateness of changes.
Annual evaluations are a key component of the director nomination process and director succession planning. In planning for succession, the Nominating and Corporate Governance Committee and the Board consider the results of Board evaluations, as well as other appropriate information, including the overall mix of tenure and experience of the Board, the types of skills and experience desirable for future Board members and the needs of the Board and its committees at the time. Recent succession planning discussions have focused on the size and composition of the Board, including Board demographics, skill-sets and anticipated director retirements.
Given the importance of recruiting qualified, independent individuals to serve as directors of the Company, the Board believes that it is prudent to conduct a dedicated search for potential director candidates in order to preserve the high quality of the Board and maintain its mix of experience. Director Thornton is the current Chair of the Nominating and Corporate Governance Committee, which is responsible for leading the execution of our succession plans over the course of the next several years.
Independence
The Board assesses on a regular basis, and at least annually, the independence of our directors and, based on the recommendation of the Nominating and Corporate Governance Committee, makes a determination as to which members are independent. The Board determines the independence of our directors by applying the independence principles and standards established by the NYSE and included in our Corporate Governance Guidelines. Our guidelines require that the Board be comprised of a majority of independent directors, consistent with the NYSE rules. The Board determined that directors Conley, Evans, Lewis-Raymond, Linginfelter, Mariucci, Ruisanchez, Sandoval, Sharma, Teno, Thoman, and Thornton and director nominees Molly R. Ryan and Leezie Kim have no material relationships with the Company and are independent (“Independent Directors”). The Board also determined that all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

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Board and Governance Matters
In making these determinations, the Board reviewed all transactions or relationships with the Company using a definition of “material relationships” that (i) includes the criteria listed in Section 303A of the listing requirements of the NYSE; (ii) presumes that matters not subject to disclosure pursuant to Item 404 of Regulation S-K (“Item 404”) of the Exchange Act, and matters above the Item 404 threshold which are authorized by Southwest Gas Corporation’s (“Southwest Gas”) regulatory tariffs, are not “material relationships;” and (iii) includes, on a case-by-case basis, such other criteria that may be deemed to affect a director’s independence, including, without limitation, relationships that would require disclosure pursuant to Item 404. The definition of “material relationships” for directors on the Audit Committee also includes the criteria listed in Section 10A(m)(3) of the Exchange Act. The definition of “material relationships” for directors serving on the Compensation Committee also includes the criteria listed in Section 16(b) of the Exchange Act. The independence criteria used are included in the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings made with the SEC. The Board based its independence determination primarily on a review of the responses of the directors and officers to questions regarding employment and compensation history, affiliations and family relationships, discussions with directors, and a review of Company and subsidiary payment histories.
Majority Voting Policy
The Company’s Corporate Governance Guidelines set forth our majority voting policy for directors, which states that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election (a “Majority Withheld Vote”), the director nominee must promptly tender his or her resignation to the Board following certification of the stockholder vote.
The Nominating and Corporate Governance Committee must promptly consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may consider any factors or other information that it considers appropriate and relevant, including, but not limited to:
▪The stated reasons, if any, why stockholders withheld their votes and whether they can be cured;
▪The director’s tenure;
▪The director’s qualifications;
▪The director’s past and expected future contributions to the Company; and
▪The overall composition of the Board.
The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote. The Board may accept a director’s resignation or reject the resignation. Thereafter, the Company will promptly publicly disclose the Board’s decision whether to accept or reject the tendered resignation and its rationale for rejecting the tendered resignation, if applicable.
If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board, in each case pursuant to our Bylaws. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

26	Southwest Gas Holdings, Inc.

Board and Governance Matters
Any director who tenders his or her resignation pursuant to this policy may not participate in the Nominating and Corporate Governance Committee’s recommendation or the Board’s decision to accept or reject the tendered resignation. If each member of the Nominating and Corporate Governance Committee receives a Majority Withheld Vote at the same election, then the Independent Directors who do not receive a Majority Withheld Vote must appoint another committee to consider any tendered resignations and recommend to the Board whether to accept such resignations.
Through this policy, the Board seeks to be accountable to all stockholders and to respect the rights of stockholders to express their views through their votes for directors. However, the Board also deems it important to preserve sufficient flexibility to make sound evaluations based on the relevant circumstances in the event of a Majority Withheld Vote against a specific director. For example, the Board may wish to assess whether the sudden resignations of one or more directors would materially impair the effective functioning of the Board. Accordingly, the Board’s policy is intended to allow the Board to react to situations that could arise if the resignation of multiple directors would prevent a key committee from achieving a quorum or would otherwise adversely impact the Company.
Cooperation Agreement
On May 6, 2022, the Company entered into a Cooperation Agreement with Carl C. Icahn, who was at that time a beneficial owner of more than 5% of the Company’s outstanding Common Stock, and the persons and entities listed therein (collectively, the “Icahn Group”), as amended and restated on October 24, 2022, and as further amended and restated on November 21, 2023, October 15, 2024, and October 14, 2025 (the “Cooperation Agreement”). On February 11, 2026, the Company and the Icahn Group mutually agreed to terminate the Cooperation Agreement. Due to this termination, all rights and obligations of the parties to the Cooperation Agreement are terminated and the Cooperation Agreement is of no further force or effect. Notwithstanding the termination of the Cooperation Agreement, the Company has nominated Andrew W. Evans, Henry P. Linginfelter and Ruby Sharma, each of whom were formerly nominated as a director pursuant to the terms of the Cooperation Agreement, for reelection at the Annual Meeting.

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Board and Governance Matters
Corporate Governance
Corporate Governance Highlights

Board Independence and Composition	Board Performance	Stockholder Rights

▪10 of 11 director nominees are independent
▪All committee members are independent
▪Chair of the Board is independent
▪Since 2020, eight new directors have joined the Board and three new director nominees are standing for election in 2026

▪Year-round stockholder outreach that includes participation of directors as needed, with stockholder feedback provided regularly to the Board
▪Annual Board and committees self-evaluations
▪Frequent executive sessions of independent directors

▪All directors stand for election annually
▪Majority Voting Policy: if any director nominee receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election, the director nominee must promptly tender his or her resignation
▪At least one-third of voting shares issued and outstanding needed to call special meeting of stockholders

Board Structure and Operations

Board Leadership Structure
The policy of the Board is that the role of Chair of the Board (“Chair”) should be separate from that of the Chief Executive Officer. The Chair is appointed annually by the full Board following an in-depth assessment by the Nominating and Corporate Governance Committee regarding the needs of the Board and potential candidates for the position, and a recommendation to the Board by the Nominating and Corporate Governance Committee. The Board believes that this leadership structure is the appropriate structure for the Company because it allows the Board to exercise independent oversight of management. In 2026, the Board reappointed director Conley as Chair, subject to her reelection as a director at the Annual Meeting. As a member of the Board, Chair Conley may represent the Board in meetings with various constituencies, including investors. Prior consultation with Company management in these instances helps to ensure consistency and context for Board member communications.

Chair of the Board
E. Renae Conley

Committee Chairs Carlos A. Ruisanchez (Audit) Jane Lewis-Raymond (Compensation) Leslie T. Thornton (Nominating and Corporate Governance) Anne L. Mariucci (Strategic Transactions)

The Board believes the structure described above provides strong leadership for the Board, while positioning the Chief Executive Officer as the leader of the Company for our investors, counterparties, employees and other stakeholders. The Board believes that the current structure, which includes an independent Chair serving as Presiding Director, helps ensure independent oversight of the Company and allows the Chief Executive Officer to focus her energies on management of the Company.

28	Southwest Gas Holdings, Inc.

Board and Governance Matters
All members of the Board are independent, with the exception of the Chief Executive Officer. A number of the independent Board members are currently serving or have served as directors or as members of senior management of other public companies and large institutions. All of the Board committees are comprised solely of Independent Directors, each with a different Independent Director serving as Chair of the committee. The Board believes that the number of independent experienced directors that make up our Board, along with the independent oversight of the Board by the non-executive Chair, benefits the Company and its stockholders. The Board recognizes that in the event that circumstances facing the Company change, a different leadership structure may be in the best interests of the Company and its stockholders.
Committees of the Board
The standing committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In 2022, the Board formed a special committee, the Strategy Committee, which then became the Strategic Transactions Committee, to assist the Board in responding to the tender offer and proxy contest by Carl Icahn and in evaluating strategic alternatives for the Company and its subsidiaries. In 2025, pursuant to the Cooperation Agreement, the Icahn Group had the right to designate at least three members of the Board, and three of such designees were required to be included on the Strategic Transactions Committee. The Cooperation Agreement required certain transactions to be approved by the Strategic Transactions Committee and set forth certain deadlock procedures of the Strategic Transactions Committee applicable to certain decisions. Pursuant to the Cooperation Agreement, in 2025 the Company also offered at least one of the Icahn Designees the opportunity to be a member of each committee of the Board. The committees are composed solely of Independent Directors as outlined above. Unless otherwise noted, the table below shows the directors who served as members or chairs of each committee during 2025.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Transactions Committee
E. Renae Conley
Andrew W. Evans
Karen S. Haller
Jane Lewis-Raymond		Chair
Henry P. Linginfelter
Anne L. Mariucci(1)				Chair
Carlos A. Ruisanchez(2)	Chair
Brian E. Sandoval(3)
Ruby Sharma(4)
Andrew J. Teno(5)
Leslie T. Thornton			Chair
(1)Ms. Mariucci is not standing for re-election at the 2026 Annual Meeting.
(2)Mr. Ruisanchez became Chair of the Audit Committee in May 2025.
(3)Mr. Sandoval has been a member of the Compensation Committee and Nominating and Corporate Governance Committee since his election to the Board on May 1, 2025.
(4)Ms. Sharma was a member of the Nominating and Corporate Governance Committee from January 2025 to May 2025, at which time she moved from the Nominating and Corporate Governance Committee to the Audit Committee.
(5)Mr. Teno resigned from the Board effective December 31, 2025.

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Board and Governance Matters
Audit Committee

Carlos A. Ruisanchez	E. Renae Conley	Andrew W. Evans	Jane Lewis-Raymond	Ruby Sharma	Leslie T. Thornton	Meetings Held in 2025: 6

Separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Responsibilities
▪Meets periodically with management to consider, among other things, the adequacy of the Company’s internal control and financial reporting.
▪Discusses these matters with the Company’s independent registered public accounting firm, internal auditors and Company financial personnel.
Financial Experts
The Board has determined that directors Conley, Evans, Ruisanchez, and Sharma each qualify as an “audit committee financial expert,” as the term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act.

Compensation Committee

Jane Lewis-Raymond	E. Renae Conley	Anne L. Mariucci	Brian E. Sandoval	Ruby Sharma	Andrew J. Teno	Meetings Held in 2025: 5

Responsibilities
▪Responsible for determining Chief Executive Officer compensation and making recommendations to the Board annually on such matters as directors’ fees and benefit programs, executive compensation and benefits, and the compensation structure and incentive compensation plans of the Company’s significant subsidiaries.
▪Receives recommendations from management on the amount and form of executive and director compensation.
▪Has the ability to directly employ consultants to assess the executive compensation program and director compensation.
▪Responsible for the “Compensation Committee Report” and related disclosures contained in this Proxy Statement.
▪Administers the Company’s clawback policies.
The Compensation Committee’s responsibilities, as outlined in its charter, can be delegated to subcommittees made up of committee members.

30	Southwest Gas Holdings, Inc.

Board and Governance Matters
Nominating and Corporate Governance Committee

Leslie T. Thornton	Henry P. Linginfelter	Anne L. Mariucci	Carlos A. Ruisanchez	Brian E. Sandoval	Meetings Held in 2025: 5

Responsibilities
▪Responsible for making recommendations to the Board regarding nominees to be proposed for election as directors; evaluating the Board’s size, composition, and committee assignments; developing criteria for the selection of directors; and overseeing the process for Board and committee annual self-evaluations.
▪Considers director candidates suggested by stockholders.
▪Reviews director independence and related person transactions.
▪Responsible for the Board’s corporate governance principles and annual review thereof, and implementing and monitoring compliance with the Company’s Code of Business Conduct & Ethics.
▪Responsible for assisting the Board with oversight of Company ESG policies and practices, and monitoring compliance with such policies.
The process for selecting directors is addressed in more detail above under “Selection of Directors.”

Strategic Transactions Committee

Anne L. Mariucci	Andrew W. Evans	Jane Lewis-Raymond	Henry P. Linginfelter	Carlos A. Ruisanchez	Andrew J. Teno	Meetings Held in 2025: 5

Responsibilities
▪Responsible for considering strategic alternatives with a view to maximizing stockholder value, including but not limited to, a sale or merger of the Company or any of its subsidiaries or a spin-off of any of its subsidiaries.
The committee’s focus in 2025 was oversight of the complete separation of Centuri from the Company.

The charters for the Audit, Compensation and Nominating and Corporate Governance Committees, the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics that applies to all employees, officers and directors are available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings made with the SEC. Print versions of these documents are available to stockholders upon request directed to the Corporate Secretary, Southwest Gas Holdings, Inc., 8360 S. Durango Drive, Las Vegas, NV 89113.

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Board and Governance Matters
Compensation Committee Interlocks and Insider Participation
Board members who served on the Compensation Committee during 2025 were directors Conley, Lewis-Raymond, Mariucci, Sandoval, Sharma and Teno. None of these directors has ever been an officer or employee of the Company or any of its subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K of the Exchange Act. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2025.
Director Engagement
Board Meetings
The Board meets regularly throughout the year and holds special meetings as needed. The Board held five regular meetings and four special meetings in 2025. During 2025 each member of the Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she served as a director; and (ii) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.
The Independent Directors meet in executive session, without management present, in connection with every regularly scheduled Board meeting. The executive sessions are presided over by E. Renae Conley, who is Chair of the Board and the Presiding Director. Pursuant to the Corporate Governance Guidelines, the Company’s non-management directors are expected to meet in executive session at least four times per year, and its Independent Directors are expected to separately meet in a private session at least once annually.
Director Attendance at Annual Meetings
We strongly support and encourage each member of the Board to attend our annual meeting of stockholders. Last year, all of the eleven director nominees attended the 2025 Annual Meeting of Stockholders, except for Mr. Brown and Mses. Carson and Kim who were not directors at that time.
Director Time Commitments
Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director of the Company. Directors are expected not to serve on the boards of more than three other public companies and to advise the Chair of the Board in advance of accepting a position on another public company board. The Nominating and Corporate Governance Committee and Board consider director time commitments and other public company board service when selecting nominees to be proposed for election by stockholders, and may make exceptions to the limit on other public company board service on a case-by-case basis.
Director Orientation and Education
All new directors are required to participate in the Company’s new director orientation program, which is generally conducted within two months of election. This orientation program includes briefings by senior management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct & Ethics, its officers, and its internal and independent auditors. The Company will periodically provide materials or briefing sessions or arrange for outside presenters for all directors on subjects that would assist them in discharging their duties. Recent director education sessions focused on insider trading policy updates, cybersecurity, and the chemical properties of natural gas and how they provide a strategic business advantage.

32	Southwest Gas Holdings, Inc.

Board and Governance Matters
Board Oversight Responsibilities
Risk Oversight

Board Responsibility for Risk Oversight
▪The full Board is responsible for reviewing and overseeing the Company’s internal risk management processes and policies to help ensure that the Company’s corporate strategy is functioning as directed and that necessary steps are taken to foster a culture of risk-aware and risk-adjusted decision making throughout the Company.
▪The full Board receives regular reports from management in areas of material risk to the Company, including regulatory, financial, cybersecurity and operational risks.
▪Committees assist the Board’s oversight role through their focus on risks in their assigned areas of responsibility - such as financial risk by the Audit Committee and ESG related matters by the Nominating and Corporate Governance Committee.

Key Areas of Risk Oversight
Regulatory, Legislative and Legal Risks
▪Regulation by various state and federal utility regulatory commissions is one of the key risks that the Company’s utility subsidiary faces.
▪The limits imposed on Southwest Gas as a public utility permeate its business operating model (including pricing of services, authorized areas of service and obligations to serve the public).

Financial, Economic and Market Risks
▪Credit and liquidity risks are addressed in the review of capital budgets and ongoing capital requirements.
▪Liquidity risks are also addressed in the review of gas supply acquisition and related regulatory cost recovery.

Cybersecurity Risks ▪Cybersecurity risks are addressed in review of regular reports to the Board and as part of the Company’s enterprise risk management program.
Operational Risks
▪Operational risks are addressed in the review of operating budgets, human capital, key performance indicators and regulatory compliance requirements, including pipeline safety requirements.

Other Risks
▪Other risks affecting the Company include strategic transactions risks; economic and market risks; credit-rating and industry research analyst risk; natural disaster risks; and general risks.

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Board and Governance Matters
Southwest Gas has a Chief Legal, Safety and Compliance Officer and Corporate Secretary reporting to the President of Southwest Gas who holds primary responsibility for regularly communicating with the Board regarding risk management at the Company and its subsidiaries. The Chief Legal, Safety and Compliance Officer and Corporate Secretary also reports to the President and CEO of the Company on legal and corporate governance risks for the Company.
Strategy
The Board and its committees provide oversight of the Company’s business strategy throughout the year. Various elements of strategy are discussed at every Board meeting, as well as at many meetings of the Board’s committees, and the Board receives regular updates on progress and execution from, and provides guidance to, management. In addition, the Board dedicates at least one meeting each year entirely to strategic planning and oversight. In 2025, the Strategic Transactions Committee assisted the Board’s oversight of the Company’s strategy to continue the Company’s transformation into a premier, fully regulated natural gas business after the full separation of Centuri.
Analysis of Risk in Company Executive Compensation Policies
Formally on an annual basis, and in its consideration and execution of compensation plans, Company management reviews, analyzes and considers whether the Company’s compensation policies and practices encourage unnecessary or excessive risk taking that is reasonably likely to have a material adverse effect on the Company. One of the primary purposes of this review is to ensure that the Company’s incentive compensation programs do not inappropriately encourage unnecessary or excessive risk taking at any level in the organization that would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee oversees the risk review process. In 2025, management concluded, and discussed with the Compensation Committee, that the Company’s compensation policies and practices do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.
Cybersecurity Oversight
Cybersecurity is a risk overseen by the full Board, along with subject matter experts within the Company, while the Audit Committee oversees certain cybersecurity items related to financial reporting. It is a priority that is regularly addressed by the Board with the relevant functional leaders of the Company, including reports of the Chief Information Officer, at Board meetings at least twice per year. The full Board receives these reports, as well as regular reports on the Company’s enterprise risk management program, from management to help enable it to oversee and manage the Company’s risks in these areas. The Company’s Chief Information Officer also attends Audit Committee meetings to present cybersecurity information for consideration in financial reporting, as necessary, and attends private Executive Sessions with the Audit Committee. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for more information on the Company’s cybersecurity program.

34	Southwest Gas Holdings, Inc.

Board and Governance Matters
ESG Practices and Oversight
The Company strives to make a positive impact on our customers, employees, communities and the environment, and we are dedicated to delivering safe, reliable energy services, improving energy efficiency, protecting the environment, and supporting innovation. We continue to build on our sustainable business practices in key aspects of our operations.

▪The Nominating and Corporate Governance Committee of the Board oversees the Company’s policies and performance on sustainability, employee experience, human rights, and other ESG-related topics.
▪The Nominating and Corporate Governance Committee and management regularly (at least twice per year) update the full Board as these topics apply to our business practices and operations.
▪At the management level, an ESG Working Group brings together subject matter experts who identify and recommend goals to the officer-led ESG Committee, which is responsible for executing company-wide strategies and goals.

After conducting an assessment to identify the ESG-related topics of highest importance to internal and external stakeholders, we used the results of the assessment to help inform our approach to risks and opportunities and completed a high-level initial climate risk assessment. We continue to monitor emerging topics and issues in a changing regulatory environment. Company readiness includes understanding the evolving state and federal ESG-related disclosure requirements to best respond if or when regulatory changes take effect. In addition to reviewing the governance disclosures contained in this Proxy Statement, we invite you to review our 2024 Sustainability Report on our website at www.swgasholdings.com/esg to learn more about our efforts and commitments. Information contained on, or accessible through, our website and in our Sustainability Report, or any other website, is not incorporated in, and is not part of, this Proxy Statement or any other report or filing we make with the SEC.
Stockholder Engagement and Board Responsiveness
The Company believes that maintaining an active dialogue with our stockholders is of utmost importance in delivering sustainable, long-term value for our stockholders. Throughout the year the Company’s Investor Relations group engages with stockholders on a variety of topics to ensure the Company addresses questions and concerns, seeks input, and provides perspective on the Company’s policies and practices. The Company also engages with proxy advisory firms that represent various stockholder interests. Feedback gathered from this outreach is regularly reviewed and considered by the Board and is reflected in adjustments and enhancements made to our policy and practices, particularly with regard to executive compensation and Company subsidiary structure. The Company highly values the time spent with stockholders and actively seeks to increase transparency and to better understand stockholder views on key issues.
In 2025, the Company conducted investor outreach centered around governance and executive compensation. We invited stockholders representing approximately 59% of our outstanding shares (18 of our 35 largest stockholders as of July 25, 2025) to meet on governance and executive compensation matters, prioritizing engagement with stockholders who withheld votes for Board members and who voted against the 2025 say-on-pay proposal. Eight stockholders representing approximately 21% of the Company’s outstanding shares accepted our invitation, resulting in valuable and actionable feedback. Two Board members, E. Renae Conley (our Board Chair) and Jane Lewis-Raymond (our Compensation Committee Chair), led the meetings, which also featured senior Company executives representing the Corporate Secretary, Investor Relations

2026 Notice and Proxy	35

Board and Governance Matters
and ESG areas. With regard to governance matters, investors shared concerns regarding director overcommitment and capacity, and we committed to continuing to follow our director time commitments policy and explained that all directors are currently in compliance. The feedback we received was shared with the full Board and has been considered in certain enhancements we made to our disclosures in this Proxy Statement, including a new table describing desired director skills and experience and their relevance to our business. Please see page 49 for details on the feedback we received related to executive compensation and the Board’s responsiveness.
Other Governance Policies and Practices
Code of Business Conduct & Ethics
The Company has a written Code of Business Conduct & Ethics that applies to all of the Company’s directors, officers and employees. The Code of Business Conduct & Ethics is posted on the Company’s website at www.swgasholdings.com/corporate-governance/governance-documents. The Code of Business Conduct & Ethics promotes fairness, mutual respect and strong ethical standards. The Code of Business Conduct & Ethics encourages employees, officers and directors to “Take the Time to Make it Right.” A toll-free compliance helpline and website are available to anonymously report suspected unethical behavior or violations of our Code of Business Conduct & Ethics. If there are any substantive amendments to, or granted waivers from, the Code of Business Conduct & Ethics for our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, or any other executive officer or director, the Company will disclose the nature of such amendment on our website.
Related Persons Transactions Policy
The Company has written policies and procedures for the review, approval or ratification of any transaction in which the Company was, is or will be a participant, the amount involved exceeds $120,000 and any director or officer of the Company, any director nominee, any person who is the beneficial owner of more than five percent of the Common Stock, or any immediate family members of the foregoing (each, a “Related Person”), had a direct or indirect material interest (the “Related Person Transactions”). Under the Corporate Governance Guidelines, prior to entering into a potential Related Person Transaction, including transactions that involve less than $120,000, the Related Person or applicable business unit leader must notify the General Counsel who will assess whether the transaction is a Related Person Transaction. If the General Counsel is involved in the transaction, the Chair of the Nominating and Corporate Governance Committee will assess the transaction. If it is determined that a transaction is a Related Person Transaction, the details of the transaction will be submitted to the Nominating and Corporate Governance Committee for review.
The Nominating and Corporate Governance Committee will approve and ratify the Related Person Transaction only if it determines that the transaction is not inconsistent with the best interests of the Company and may, in its discretion, impose any conditions it deems appropriate on the Company or the Related Person in connection with the Related Person Transaction.
Each transaction with a related person is unique and must be assessed on a case-by-case basis. In determining whether or not a transaction is inconsistent with the best interests of the Company, the Nominating and Corporate Governance Committee considers all of the relevant facts and circumstances available to it, including without limitation:
▪The Related Person’s interest in the proposed transaction;
▪The approximate dollar value of the amount involved in the proposed transaction;
▪The approximate dollar value of the amount of the Related Person’s interest in the proposed transaction without regard to the amount of any profit or loss;

36	Southwest Gas Holdings, Inc.

Board and Governance Matters
▪Whether the transaction is proposed to be, or was, undertaken in the ordinary course of business of the Company;
▪Whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
▪The purpose of, and the potential benefits to the Company from, the transaction;
▪The impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; and
▪Any other information regarding the transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
Related Person Transactions
In 2025, the Company entered into one group of reportable Related Person Transactions. The Nominating and Corporate Governance Committee considered private placement sales of Centuri common stock owned by the Company to the Icahn Group and deemed these private placement sales not inconsistent with the best interest of the Company, and therefore approved these Related Person Transactions. The private placement sales related to an aggregate of 5,490,882 shares of Centuri common stock owned by the Company at prices ranging from $17.50 to $20.75 per share, the same prices available to the public. In 2025, the Icahn Group owned more than five percent of the Company’s outstanding stock and director Teno was a director of the Company and the Chief Executive Officer of Icahn Enterprises L.P. The aggregate net proceeds to the Company from the private placements were approximately $103 million.
Communications with Directors
Any stockholder or other interested party who would like to communicate with or otherwise make his or her concerns known directly to the Board, the Chair of the Board, the chair of the Audit, Nominating and Corporate Governance, and Compensation Committees, the Independent Directors as a group, or to specified individual directors, may do so by addressing such communications or concerns to our principal executive offices at:
Southwest Gas Holdings, Inc.
Corporate Secretary
8360 S. Durango Drive
Las Vegas, Nevada 89113
Depending on the subject matter, the Corporate Secretary will either:
▪Forward the communication to the director or directors to whom it is addressed;
▪Attempt to handle the inquiry directly, for example, where it is a request for information about the Company or a stock-related matter; or
▪Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic.
At each regular Board meeting, management presents a summary of all communications received since the last Board meeting which were not previously forwarded and such communications are made available to all of the directors.

2026 Notice and Proxy	37

Board and Governance Matters
Director Compensation
Director Compensation Narrative
In 2025, as it does every year, the Compensation Committee conducted a review of the types and amounts of director compensation. The Compensation Committee uses a retainer-based model for director cash compensation (without regular individual meeting fees) and determines the value of annual equity grants for directors based on a set dollar amount. Cash retainers are paid on a quarterly basis. The Compensation Committee’s independent consultant conducted a benchmarking analysis of peer company non-employee director pay practices. Based on that analysis, and in keeping with the Company’s philosophy to set non-employee director pay at a level competitive with its peer group, the Compensation Committee increased the annual retainer fees by $5,000 and increased the Board Chair’s total compensation from $350,000 to $400,000, consisting of a retainer fee of $182,500 and an annual equity grant of $217,500, in each case, effective as of January 1, 2026. The additional fees for the chair and members of the Strategic Transactions Committee were also removed effective as of on March 31, 2025.

Chair of the Board(2)
Chair of the Audit Committee
Chair of the Compensation Committee
Chair of the Nominating and Corporate Governance Committee

Annual Cash Retainer(1)	Equity Compensation(3)
(1)Individual cash meeting fees of $1,650 are only payable when the number of meetings of the Board or a committee exceeds regularly scheduled meetings by three or more.
(2)In 2026, the Board Chair’s additional annual cash retainer fee will be $72,500.
(3)In 2026, the Board Chair’s additional equity compensation grant will be $72,500.
The annual cash retainer for non-employee directors was $105,000 for 2025 and is $110,000 for 2026. The table above shows the 2025 additional cash retainers paid to the Board Chair and the committee chairs. In 2025, the additional cash retainer paid to the Audit, Compensation, and Nominating and Corporate Governance Committee Chairs was $20,000 each. Cash compensation received by the non-employee directors may be deferred until retirement or termination of their service as directors pursuant to the Directors Deferral Plan. Amounts deferred bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate (“Bond Rate”). At retirement or termination, such deferrals will be paid out over 5, 10, 15 or 20 years, and will be credited during the applicable payment period with interest at 150% of the average of the Bond Rate on January 1 for the five years prior to retirement or termination. The portion of interest earned on deferred compensation that is considered above-market interest pursuant to Internal Revenue Service regulations is disclosed below in the 2025 Director Compensation Table.
In 2025, in response to feedback, the Compensation Committee directed its independent compensation consultant to review the director deferred compensation practices of the Company’s peer group. The review found that the vast majority of the Company’s peers offer nonqualified deferred compensation arrangements for directors, and of those peer companies that offer a deferred compensation program, almost half provide above-market interest rates on the deferred amounts. Based on this review, the Compensation Committee determined that no changes were needed to this aspect of the Company’s non-employee director compensation program.

38	Southwest Gas Holdings, Inc.

Board and Governance Matters
Mr. Evans and Ms. Mariucci also serve as directors of Centuri, a publicly-traded company listed on the NYSE and former subsidiary of the Company, which was fully separated from the Company in September 2025. As required by SEC regulations, in the Director Compensation Table below, the Company included the cash retainer fees paid and the value of the equity awards granted to Mr. Evans and Ms. Mariucci by Centuri for their services on the Centuri Board of Directors during the portion of 2025 when Centuri was a subsidiary of the Company. These Centuri-related compensation items were set and approved by the Centuri Board of Directors, with input from the Company’s Board before the full separation was complete. While inclusion of the Centuri-related compensation items may make the total non-employee director compensation paid to Mr. Evans and Ms. Mariucci seem high, this disclosure was deemed warranted given the SEC regulations.
A fixed dollar value ($145,000 for 2025 and 2026) is granted to non-employee directors annually in the form of equity compensation under the applicable equity incentive plan during each February Board meeting. In 2025, the fixed dollar value was converted into awards representing a number of shares of Common Stock based on the closing share price for the last trading session of the most recently completed fiscal year. In 2026, the fixed dollar value was converted into awards representing a number of shares of Common Stock by dividing the dollar value by the 30-day average closing stock price for the Common Stock, using the 30-day period beginning on the 35th day and ending on the 5th day before the grant date. Under this program, in 2025, each non-employee director was granted 2,051 shares of Common Stock on February 20, 2025 and each non-employee director was granted 1,726 shares of Common Stock on February 19, 2026. Additionally, the Board Chair was granted 863 shares of Common Stock on February 19, 2026 as part of the compensation for her role as Board Chair.
Non-employee director equity compensation vests immediately upon grant, and the directors are provided the option to defer receipt of equity compensation until they leave the Board. Deferred stock units are credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Common Stock. Such notional dividends are valued as of the date on which they are credited to the director and are reallocated into additional deferred stock units. When a director leaves the Board, any deferred stock units of such director will be converted into shares of Common Stock.
Under the 2024 Omnibus Incentive Plan, the aggregate grant date fair value of equity that may be granted during any calendar year to any non-employee director, when combined with cash compensation paid by the Company to such director with respect to the same calendar year (whether or not such cash compensation is deferred) will not exceed $750,000 (or $1,000,000 in the calendar year in which the director commences service). This limit was approved by the Company’s stockholders on May 2, 2024.
Directors are entitled to participate in the same gift matching program that is available to all of our employees. Under this program, the Company matches contributions to qualified charitable organizations up to a maximum of $2,500 in any calendar year.
Directors who are full-time employees of the Company or its subsidiaries receive no additional compensation for serving on the Board.

2026 Notice and Proxy	39

Board and Governance Matters
2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(7)	Stock Awards ($)(1)(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
E. Renae Conley	208,300	158,071	—	105	366,476
Andrew W. Evans(3)	115,650	310,041	—	82,605	508,296
Jane Lewis-Raymond	137,300	158,071	—	105	295,476
Henry P. Linginfelter	117,300	158,071	—	105	275,476
Anne L. Mariucci(3)	121,800	310,041	62,298	82,605	576,744
Carlos A. Ruisanchez	132,300	158,071	—	105	290,476
Brian E. Sandoval	78,750	112,735	4,379	70	195,934
Ruby Sharma	106,650	158,071	—	105	264,826
Andrew J. Teno	117,300	158,071	—	105	275,476
A. Randall Thoman	62,500	158,071	24,284	44	244,899
Leslie T. Thornton	126,650	158,071	15,638	105	300,464
(1)On February 20, 2025, each director serving at that time received a stock award of 2,051 shares which vested immediately, but receipt of the stock award may have been deferred by the director. The grant date fair value of the stock award for each director was $158,071. The Company does not issue option awards. On May 1, 2025, Mr. Sandoval received 1,538 shares with a grant date fair market value of $112,735.
(2)The stock awards are valued at the closing price of Common Stock on the date of grant. The grant date fair value of the stock award granted on February 20, 2025 was based on the closing price of Common Stock of $77.07 on February 20, 2025. The grant date fair value of the stock award granted to Mr. Sandoval on May 1, 2025 was based on the closing price of Common Stock of $73.30 on May 1, 2025. The amounts were determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used to calculate these amounts are included in “Note 12 - Share-Based Compensation” included in the footnotes to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
(3)For each of Mr. Evans and Ms. Mariucci, includes 7,338 Centuri time-lapse restricted stock units (“Centuri RSUs”) awarded to them in 2025 for their services as directors of Centuri in 2025. The Centuri RSUs vest on the day immediately prior to the first annual meeting of Centuri stockholders following the grant date. The grant date fair value of the Centuri RSUs granted to each of Mr. Evans and Ms. Mariucci is $151,970, which was based on the closing price of Centuri’s common stock of $20.71 on the grant date. The amounts were determined in accordance with FASB ASC Topic 718, with the grant date fair value calculated by multiplying the closing price on the grant date by the number of Centuri RSUs granted.
(4)The director deferred Company stock awards outstanding as of December 31, 2025, for each of the listed directors are as follows. There are no outstanding option awards.

Stock Awards(#)
Ms. Conley	4,703
Mr. Evans	6,820
Ms. Lewis-Raymond	15,749
Mr. Linginfelter	6,820
Ms. Mariucci	35,583
Mr. Ruisanchez	—
Mr. Sandoval	—
Ms. Sharma	6,820
Mr. Teno	6,820
Mr. Thoman	—
Ms. Thornton	8,929
(5)The amounts in this column reflect above-market interest on nonqualified deferred compensation balances for 2025.

40	Southwest Gas Holdings, Inc.

Board and Governance Matters
(6)Includes the cost of life insurance for each director. For Mr. Evans and Ms. Mariucci, also includes cash retainer fees in the amount of $82,500 each paid for their services as directors of Centuri during the portion of 2025 when Centuri was a subsidiary of the Company.
(7)For their service on the Strategic Transactions Committee in 2025 before the additional cash payments for this committee were discontinued in March 2025, each of Messrs. Evans, Linginfelter, Ruisanchez and Teno and Ms. Lewis-Raymond received $9,000, and Ms. Mariucci received $13,500 as Chair of the Strategic Transactions Committee.
Stock Ownership Guidelines for Non-Employee Directors
By Board policy, each non-employee director is required to retain at least five times the value of his or her annual cash retainer in Common Stock (or equivalents). Each non-employee director is required to fulfill this requirement within five years of being elected to the Board. All non-employee directors are currently in compliance with these guidelines.
Prohibition on Pledging and Hedging
Directors are prohibited by Company policy from pledging or engaging in financial hedging of their investment risk in our Common Stock.

2026 Notice and Proxy	41

Executive Officers
The following table sets forth the name, age, position and period the position was held during the last five years for each of the executive officers as of December 31, 2025. There are no family relationships between the directors and executive officers.

Name	Age	Position	Period Position Held During Last 5 Years
Karen S. Haller	62	President and Chief Executive Officer*	2022-Present
		Executive Vice President/Chief Legal and Administrative Officer*	2021-2022
Justin S. Forsberg	50	Senior Vice President/Chief Financial Officer and Treasurer*	2025-Present
		Vice President/Investor Relations and Treasurer*	2024-2025
		Vice President/Investor Relations*	2023-2024
Justin L. Brown	53	President**	2022-Present
		Senior Vice President/General Counsel**	2021-2022
Randall P. Gabe	56	Senior Vice President/Chief Administrative Officer**	2022-Present
		Vice President/Gas Resources**	2021-2022
Catherine M. Mazzeo	50	Senior Vice President/Chief Legal, Safety and Compliance Officer and Corporate Secretary*	2024-Present
		Vice President/General Counsel and Risk, Safety and Compliance Officer**	2022-2024
		Managing Counsel**	2021-2022
Amy L. Timperley	49	Senior Vice President/Chief Regulatory, Public Affairs and Gas Resources Officer**	2024-Present
		Senior Vice President/Chief Regulatory Strategy and Planning Officer**	2023-2024
		Senior Vice President/Chief Regulatory and Financial Planning Officer**	2022-2023
		Vice President/Regulation**	2021-2022
Julie M. Williams	52	Senior Vice President/Continuous Improvement and Optimization**	2023-Present
		Senior Vice President/Chief Operating Officer**	2022-2023
		Vice President/Southern Arizona Division**	2021-2022
*    Position held at Southwest Gas Holdings, Inc. and Southwest Gas Corporation. Ms. Haller is President and Chief Executive Officer of Southwest Gas Holdings, Inc. and Chief Executive Officer of Southwest Gas Corporation.
**    Position held at Southwest Gas Corporation only.
Mr. Forsberg became an employee of the Company in August 2023. Prior to the Company, Mr. Forsberg was employed with IDACORP, Inc. and Idaho Power Company, where he served most recently as Director of Investor Relations & Treasury since May 2019. Mr. Forsberg's business experience includes responsibility for finance, treasury, accounting, investor relations and sustainability functions. Mr. Forsberg has experience improving financial positioning and capital management while cultivating strong relationships with investors and other stakeholders. He began his career in accounting at Deloitte and is a Certified Public Accountant in Idaho.

42	Southwest Gas Holdings, Inc.

Executive Compensation

Proposal 2 Advisory Vote to Approve the Company’s Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote on a non-binding, advisory basis, to approve our executive compensation program as described in this Proxy Statement. The Board will submit an annual advisory vote on our executive compensation program to our stockholders at each annual meeting until the Company seeks another advisory vote on the frequency of the advisory vote on executive compensation. The Board asks that you support the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
The Company’s compensation program is designed and administered by the Compensation Committee of the Board, which is composed entirely of Independent Directors and carefully considers many different factors in order to provide appropriate compensation for the Company’s executives. The compensation package for the Company’s NEOs (who are the officers listed in the Summary Compensation Table in the Executive Compensation Tables section) is designed to support the Company’s objectives of attracting, motivating and retaining the executive talent required to achieve our corporate objectives and increase stockholder value.
The compensation program is based on the Board-approved executive compensation philosophy of (i) paying base salary at the median (50th percentile) of the amounts paid by our peer group of companies (the “relative market”), (ii) providing annual and long-term incentive awards that are designed to motivate the NEOs to focus on specific annual and long-term financial and operational performance goals and achieve superior performance while placing a significant amount of total compensation at risk, and (iii) paying total direct compensation (base salary and annual and long-term incentive awards) to be competitive with the relative market.
The Compensation Committee and the Board value the opinions that stockholders express in their votes and to the extent there is any significant vote against the NEO compensation, we will consider the outcome of the vote when making future executive compensation decisions and evaluate whether any actions are necessary to address stockholder concerns expressed by such vote. It is expected that the next advisory vote on executive compensation will occur at the 2027 Annual Meeting of Stockholders.
We encourage you to review the complete description of the Company’s executive compensation programs provided in this Proxy Statement, including the “Executive Compensation - Compensation Discussion and Analysis” section and the accompanying compensation tables.

The Board recommends a vote “FOR” the proposal to approve the Company’s executive compensation.

2026 Notice and Proxy	43

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our 2025 executive compensation program, the compensation decisions made by the Compensation Committee under our executive compensation program and the factors considered in making such decisions. This section focuses on the compensation of the Company’s NEOs for fiscal 2025, who were:

Karen S. Haller President and Chief Executive Officer (the “CEO”)**	Robert J. Stefani Former Senior Vice President/Chief Financial Officer*	Justin S. Forsberg Senior Vice President/Chief Financial Officer and Treasurer	Justin L. Brown President, Southwest Gas Corporation**	Randall P. Gabe Senior Vice President/Chief Administrative Officer, Southwest Gas Corporation	Catherine M. Mazzeo Senior Vice President/Chief Legal, Safety and Compliance Officer and Corporate Secretary
*    Mr. Stefani’s employment terminated on December 1, 2025, and Justin S. Forsberg began serving as the Senior Vice President/Chief Financial Officer and Treasurer of the Company and Southwest Gas on December 1, 2025.
**    Effective May 8, 2026, Ms. Haller will retire as President and CEO and Mr. Brown will become President and CEO of the Company and Southwest Gas Corporation.
The Company’s NEOs consist of the CEO, the former Chief Financial officer, the Chief Financial Officer and Treasurer, and the three other most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal year 2025. This Compensation Discussion and Analysis addresses the compensation program of the Company, including elements of the compensation programs of its operating subsidiary, Southwest Gas, as applicable to each of the NEOs.
Executive Summary
2025 Business Performance Overview
In 2025, we continued to provide stockholders with an attractive blend of steady regulated returns and utility services growth. In September 2025, the Company completed the full separation of Centuri, and the Company no longer owns any portion of Centuri. Additionally, the Board continued the process of executing on the strategic plan for Southwest Gas to optimize the utility as a natural gas business.
Under our natural gas operations business, Southwest Gas safely and reliably purchases, distributes and transports natural gas to over two million customers in parts of Arizona, California and Nevada. Southwest Gas added more than 37,000 new meter sets across its service territories in 2025, and is positioned for continued long-term value creation as we continue supporting the growing demand for natural gas and maintain our focus on reliability and operational safety with investments in our natural gas infrastructure and systems.

44	Southwest Gas Holdings, Inc.

Executive Compensation
2025 Financial Performance

Company earnings per diluted share(1) $6.08	Total net sales proceeds for Centuri separation $1.35 billion

Annualized dividends declared per Company share(2) $2.48	Net income for Southwest Gas $300.3 million
(1)Earnings per diluted share presented on a GAAP basis include a total of $2.83 relating to the impacts of the gain on the disposition of Centuri, as well as all amounts related to Centuri’s performance prior to the final disposition in September 2025, including the impacts of noncontrolling interests.
(2)Annualized dividends declared per share were $2.48 in each of 2023, 2024, and 2025. In February 2026, the Board increased the quarterly dividend to $0.645 per share, with future dividend declarations subject to the Board’s discretion.
Notable Accomplishments

▪In September 2025, Southwest Gas Holdings completed the full separation of Centuri, after completing four follow-on offerings and three private placement sales of Centuri common stock owned by the Company.
▪The separation of Centuri generated approximately $1.35 billion of net proceeds (net of transaction costs) and such proceeds were used to pay off all Southwest Gas Holdings’ debt.
▪In March 2025, Southwest Gas received approval of an annual revenue increase of $80.2 million in Arizona.
▪In December 2025, Great Basin Gas Transmission Company, a Southwest Gas subsidiary, announced execution of binding precedent agreements for its potential 2028 expansion project.
▪In studies conducted by a leading national consumer insights firm, Southwest Gas ranked #1 in Customer Satisfaction with Residential Natural Gas Service in the West among Large Utilities for the sixth consecutive year.

2025 Compensation Overview
With respect to each of our NEOs, all annual cash incentives and long-term equity incentives are “at risk,” as those awards are either variable based on the level of performance against incentive targets or are subject to continued employment during a three-year vesting period. The portion of total direct compensation designed to be at risk depends upon the NEO’s position and the ability to influence outcomes, as well as market pay levels and risk mitigation considerations. Ms. Haller, the Company’s CEO, has the largest portion of pay at risk. In 2025, the percentage of her targeted total direct compensation opportunity at risk was 81%. For the other NEOs, the average percentage of such compensation at risk was 67%.

CEO Target Compensation At-Risk
Other NEOs Target Compensation At-Risk

Base	Annual Incentive	Total At-Risk	Long-Term Incentive

2026 Notice and Proxy	45

Executive Compensation
CEO Realized Compensation
In evaluating Ms. Haller’s compensation for 2025, particularly her stock-based and cash-based incentive compensation, we believe it is important to consider, in addition to the information presented in the Summary Compensation Table, the value of the shares of Common Stock and the cash payments actually received by Ms. Haller in 2025.
The primary difference between the 2025 Realized Compensation Table below and the Summary Compensation Table is that the 2025 Realized Compensation Table shows the value of shares and amount of cash actually received by Ms. Haller in 2025, whereas the Summary Compensation Table shows the grant date fair value of stock-based awards granted in 2025 and the annual cash incentive relating to 2025, the latter of which was actually paid in 2026.
With respect to stock awards, SEC rules require that the grant date fair value of all stock awards be reported in the Summary Compensation Table in the year in which they were awarded, without regard to the at-risk nature of any performance stock awards. As a result, a significant portion of the total compensation amounts for 2025 reported in the Summary Compensation Table is based on the estimated value of stock awards when they are granted, rather than the value of the shares actually delivered upon vesting of the awards. By contrast, the 2025 Realized Compensation Table below reflects the value of the shares of Common Stock actually issued to Ms. Haller in 2025 in connection with the vesting of awards granted in prior years.
In addition, SEC rules require that non-equity incentive plan compensation be reported in the Summary Compensation Table in the year earned, regardless of when the amounts are actually paid. The 2025 Realized Compensation Table below includes the amount of the 2024 incentive cash award paid to Ms. Haller in 2025 for her performance in 2024, whereas the Summary Compensation Table shows the 2025 annual incentive award that was paid in the first quarter of 2026.
In 2024, after the Centuri IPO, Ms. Haller began service as the Chair of the Centuri Board of Directors and was the Centuri Board Chair until September 2025 when the separation of Centuri from the Company was complete. Like all Centuri directors, Ms. Haller received director fees and time-lapse Centuri RSUs that will be settled in shares of Centuri common stock upon vesting, and such compensation elements are included in the Summary Compensation Table. Because these Centuri-related compensation items are set and approved by the Centuri Board of Directors, with input from the Company’s Board before the full separation was complete, and relate to Ms. Haller’s service as a Centuri director, these Centuri compensation elements have been excluded from the Realized Compensation table below. This methodology ensures focus on compensation related solely to the Company.
As shown in the table below, Ms. Haller’s total realized compensation from the Company calculated in this manner was $8,578,022 for fiscal 2025, which was $149,948 less than the 2025 total direct compensation reported in the Summary Compensation Table.

46	Southwest Gas Holdings, Inc.

Executive Compensation
2025 Realized Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total Realized Compensation ($)	Difference Between Total Realized Compensation and Total Direct Compensation as Reported in Summary Compensation Table ($)
Karen S. Haller President and Chief Executive Officer	2025	1,090,685	5,647,737	1,839,600	8,578,022	149,948
(1)Amount shown in this column for Company stock awards was determined by multiplying the per-share closing price of Common Stock on the vesting date (January 3, 2025 for time-lapse RSUs, December 31, 2024 for PSUs, and September 5, 2025 for special 2024 PSUs) by the number of shares issued pursuant to the awards in 2025. The amount includes 19,073 shares of Common Stock issued in the first quarter of 2025 under time-lapse RSUs (30% of the time-lapse RSUs granted in 2022 and 2023, and 40% of the time-lapse RSUs granted in 2024), and 13,768 shares of Common Stock issued in the first quarter of 2025 under PSUs granted in 2022 with a three-year performance period beginning in January 2022 and ending in December 2024. The amount also includes 42,157 shares of Common Stock issued in the third quarter of 2025 pursuant to a special 2024 award of PSUs by the Company related to accomplishment of the Centuri separation.
(2)Amount shown in this column represents the annual cash incentive for fiscal year 2024, which was paid to Ms. Haller in the first quarter of 2025.
This information regarding CEO realized compensation is supplemental to, and should be read in connection with and not in lieu of, the “Summary Compensation Table (2025, 2024 and 2023).”
Incentive Compensation Structure
The Compensation Committee believes our incentive compensation program:

▪Is a powerful tool to attract, retain and motivate high performing leaders
▪Is designed to reward NEOs for strong Company financial performance and long-term value creation for our stockholders
▪Is a competitive program relative to the market and our peers
▪Aligns with market best governance practices
▪Supports robust pay-for-performance alignment
▪Provides the appropriate linkage between executive compensation and the Company’s long-term business strategy
▪Reflects a balanced mix of short-term and long-term incentives to encourage both annual execution and sustainable performance over time
▪Incorporates features (such as stock ownership guidelines, clawback provisions and caps on incentive payouts) that mitigate undue risk-taking and reinforce alignment with stockholder interests

The executive compensation program provides for cash-based annual incentive awards, which are at-risk and variable based on achievement of pre-established Company and Southwest Gas performance measures. Long-term equity compensation is comprised of performance-based restricted stock units that vest at the end of the three-year performance period based on the achieved performance results against rigorous pre-set targets (Performance Stock Units or “PSUs”), and time-lapse restricted stock units that vest over a three-year period (“time-lapse RSUs”). Under this structure, the greater portion of our NEOs’ total compensation is at-risk and variable based on performance relative to metrics that are more directly aligned with our long-term performance, customer interests and stockholder returns.

2026 Notice and Proxy	47

Executive Compensation
Annual Incentive Compensation Paid for 2025 Performance
For purposes of determining results under the annual incentive compensation program:

Southwest Gas achieved $273.9 million in utility adjusted net income in fiscal 2025, which exceeded the target level of performance.
Utility adjusted net income is a performance measure not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). See “2025 Executive Officer Compensation - Annual Incentive Compensation” below for a description of this performance measure.
This result, coupled with achievements under applicable operational and safety goals, resulted in the following annual incentives being earned.

	Total Level of Achievement of Performance Measures (% of Target)	Annual Incentive Earned ($)
Karen S. Haller	141%	1,861,200
Robert J. Stefani	141%	613,914
Justin S. Forsberg	141%	493,500
Justin L. Brown	141%	648,248
Randall P. Gabe	141%	369,702
Catherine M. Mazzeo	141%	407,109
Past Company performance has established a strong financial platform for sustainable growth into the future, and this year’s accomplishments are expected to contribute to our ability to provide stockholder returns over the long-term. Going forward, we expect our incentive compensation structure (as discussed in more detail below), to continue to strengthen alignment between executive compensation and stockholder returns.
Consideration of 2025 Say-on-Pay Vote
Say-on-Pay Votes
The Company holds an annual say-on-pay advisory vote regarding executive compensation. At the 2025 Annual Meeting of Stockholders, approximately 89% of the votes cast were in favor of the compensation of the NEOs as described in the proxy statement for the 2025 Annual Meeting. The Board and Compensation Committee considered the significant level of support received and determined that no changes to our executive compensation philosophy, policies, plan design, and decisions were necessary, although enhancements to disclosure were made based on investor feedback. We determined that our stockholders should vote on a say-on-pay proposal each year as recommended by stockholders at the most recent “say-on-frequency” vote in 2023. For more information, see “Proposal 2 - Advisory Vote to Approve the Company’s Executive Compensation” in this Proxy Statement.
We maintain a regular ongoing dialogue with our stockholders and welcome stockholder perspectives regarding our executive compensation program. The Board and Compensation Committee will continue to consider the results of the annual say-on-pay vote when making decisions related to executive compensation.

48	Southwest Gas Holdings, Inc.

Executive Compensation
Stockholder Engagement and Board Responsiveness
The Company engages with stockholders on a regular basis because we believe that investor engagement allows us to better understand our stockholders’ priorities and perspectives, which enables us to effectively address the issues that matter most to our investors. In the fall of 2025, we undertook governance and executive compensation investor outreach. We invited stockholders representing approximately 59% of our outstanding shares (18 of our top 35 largest stockholders as of July 25, 2025), to engage on governance and executive compensation matters. We also requested meetings with the two leading proxy advisory firms. Eight stockholders representing approximately 21% of the Company’s outstanding shares accepted our invitation, as well as one proxy advisory firm. Our Board Chair, E. Renae Conley, and our Compensation Committee Chair, Jane Lewis-Raymond, participated in every investor engagement meeting we held, as well as the meeting we held with a proxy advisory firm. The feedback received was shared with the full Board and has been considered in certain enhancements we have made, and plan to make in the future, including some of the executive compensation disclosure improvements discussed in this Proxy Statement. Please see page 35 for details on the governance-related feedback we received and the Board’s responsiveness.

What We Heard	What We Did - Our Actions and Perspectives
Stockholders expressed disfavor for the special off-cycle long-term equity incentives awarded to our CEO, former CFO, and the Southwest Gas President in 2024 and to our CEO in 2025.	During our investor engagement meetings, we explained that previous investor feedback highlighted the importance of quickly separating Centuri and that, in response, the Compensation Committee used special equity incentives to optimally align pay and performance. We explained that, consistent with past practice, the Compensation Committee intends to use special incentive awards in the future only in extraordinary circumstances to motivate key performance.

Stockholders requested more disclosure around the special off-cycle long-term equity incentive awards.	We added disclosure related to the rationale for the special equity incentive awards, including retention considerations, the Board’s keen awareness of our investors’ directive to rapidly separate Centuri, the critical need to focus on the success of the utility, and the Compensation Committee’s decision not to make in-flight adjustments to PSU performance measures in connection with the Centuri separation.

Stockholders disfavored long-term equity incentives that vest in less than three years.	In response to investor feedback supporting the prompt separation of Centuri, in 2024 the Compensation Committee granted the CEO and former CFO special PSU awards, with 25% vesting upon completion of the Centuri IPO, and the remaining 75% vesting upon the full separation of Centuri. For the 2024 special PSUs awarded to the Southwest Gas President and the 2025 special PSUs awarded to the CEO, the two year vesting structure drove rapid performance on utility optimization initiatives, supporting the Board’s goal to quickly improve utility financial results after the Centuri separation. Although these awards vested over a period of less than three years, the Compensation Committee believes these vesting structures appropriately incentivized the successful completion of these significant strategic objectives.

2026 Notice and Proxy	49

Executive Compensation
Commitment to Best Practices
We believe in the importance of aligning the financial interests of the Company’s executives with those of stockholders and maintaining executive compensation policies that are consistent with robust corporate and compensation program governance. The Compensation Committee reviews our executive compensation program annually to ensure it maintains its competitiveness with the market and supports our long-term growth strategy.

What We Do

 Robust stock ownership guidelines for NEOs and directors.
 Compensation Committee composed only of Independent Directors.
 Independent compensation consultant retained by the Compensation Committee.
 Double-trigger change in control agreements which do not provide for excise tax gross-ups or severance amounts greater than three times base salary, excluding equity and incentive compensation, welfare benefits, retirement benefits and outplacement services.
 Clawback policy applicable to annual and long-term incentive compensation, including time-based RSUs.
 Regular peer group review used to assess executive compensation.
 Significant portion of NEO compensation is variable and at-risk.
 Annual say-on-pay vote for stockholders.
 Anti-pledging and anti-hedging policies that apply to all of our NEOs, other Section 16 officers and directors.

What We Don’t Do

 No dividends paid on unvested stock-based awards until the underlying awards have vested.
 No tax gross-up on benefits, change in control payments, or perquisites.
 No excessive perquisites provided to NEOs.
 No guaranteed annual salary increases or minimum incentive plan payouts.

Compensation Philosophy and Objectives
The nature of the Company’s operations and competitive considerations have led the Compensation Committee to design and employ a compensation program that we believe is comparable to compensation programs widely used in the natural gas distribution industry. To accomplish our objectives, our program is designed to respond to changing market conditions and to offer a broad spectrum of compensation opportunities. Performance is the critical component of our program, and both individual and overall Company performance can impact an NEO’s level of compensation on an annual basis.

50	Southwest Gas Holdings, Inc.

Executive Compensation
We believe in the importance of aligning the financial interests of the Company’s executives with those of stockholders. By emphasizing our goal to build stockholder value by focusing on fundamental business strategies of operational excellence, strategic growth and financial stewardship, and by operating true to our core values, we motivate achievements that are the platform for increased stockholder returns. A significant portion of our NEOs’ compensation is designed to be variable and tied to the achievement of key financial and strategic performance objectives, which helps us to incentivize our NEOs to create long-term value for our stockholders.
We strive to work collaboratively with regulators to achieve positive results for both customers and stockholders, and we recognize that customer satisfaction and the Company’s safety record are both essential elements in the regulatory process.
In particular, the Company’s compensation program has been designed to accomplish the following objectives:

Establish competitive compensation plans to attract, retain and motivate high performing senior leaders.	Emphasize a pay-for-performance culture to reward both annual and long-term Company performance while not encouraging excessive risk-taking.	Create long-term alignment between the interests of senior executives and stockholders.	Support our strategic initiatives and financial goals.

Compensation Program Administration
Role of the Compensation Committee
The Compensation Committee oversees our executive compensation program and is responsible for reviewing and approving all executive compensation and benefit plans of the Company’s executive officers, including its NEOs. The Compensation Committee works closely with its independent compensation consultant and meets regularly throughout the year to review and discuss, among other items, our compensation philosophy, changes in compensation governance, composition of our peer group, corporate goals and objectives relevant to the CEO’s compensation, the CEO’s performance in relation to such goals and objectives and, together with the other Independent Directors of the Board, the CEO’s compensation. The Compensation Committee also reviews and approves, based on the recommendations provided by the CEO and information for the NEOs provided by the Compensation Committee’s independent compensation consultant, the salaries and incentive compensation for the other executive officers, including the NEOs. The full description of the Compensation Committee’s authority and responsibilities is provided in the Compensation Committee Charter, which is available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings with the SEC.

2026 Notice and Proxy	51

Executive Compensation
Role of Management
When making decisions on executive compensation, the Compensation Committee considers input from management. Management annually provides information to the Compensation Committee regarding market practices and pay levels of the various elements of direct compensation (including target awards for incentive compensation), as well as the thresholds, targets and maximums of the performance measures. Information is gathered from Company operating data, external independent surveys and publicly available compensation comparisons. Decisions regarding CEO compensation are made solely by the Compensation Committee meeting in executive session without the CEO or any other NEOs present. Decisions regarding the compensation of other NEOs are also made by the Compensation Committee, in consultation with the CEO, but without the other NEOs being present.
Role of Independent Compensation Consultant
In 2025, the Compensation Committee directly retained Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), as an independent compensation consultant to the Compensation Committee. Aon’s engagement with the Compensation Committee as its independent compensation consultant included a review and analysis of several aspects of our executive compensation program, including the following services:
▪Conducting peer group review;
▪Providing and analyzing compensation market data;
▪Analyzing incentive plan design;
▪Advising on the reasonableness of our NEO compensation levels and programs;
▪Review of our Compensation Discussion and Analysis disclosure;
▪Performing benchmarking and analysis of our Board of Directors’ compensation;
▪Providing periodic updates and guidance on regulatory and governance trends impacting compensation; and
▪Attending each Compensation Committee meeting, including meeting with the Compensation Committee in private executive sessions, without management present.
In addition to serving as the Compensation Committee’s independent compensation consultant, Aon also performed retirement plan consulting services for Southwest Gas. In 2025, Aon received approximately $1,059,524 from the Company and Southwest Gas, including approximately $185,619 for executive compensation services. For 2025, the Compensation Committee analyzed whether the work of Aon raised any conflicts of interest, taking into consideration all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. The Compensation Committee determined, based on its analysis of all relevant factors, that no conflicts of interest were present.
How We Determine Amounts Paid for Each Element of Compensation
We operate in a competitive environment for talented executives, and the Compensation Committee analyzes a variety of information as it seeks to identify competitive levels of compensation within the relevant markets in which we operate.

52	Southwest Gas Holdings, Inc.

Executive Compensation
Peer Group
The companies in the compensation peer group were selected because they represent those publicly traded companies considered by the Compensation Committee to be the most comparable to the Company in terms of revenue, market capitalization, business operations, operational complexity and overall financial performance. To maintain a meaningful comparison, the Compensation Committee reviews the peer group regularly for changes due to M&A activity or shifts in our peers’ business focus or operations. In setting 2025 executive compensation, the Compensation Committee reviewed the peer group used in 2024 and determined no changes in company composition were needed. The peer group was composed of 19 companies in the utility industry.

▪Alliant Energy Corporation
▪Ameren Corporation
▪Atmos Energy Corporation
▪Avista Corporation
▪Black Hills Corporation
▪CMS Energy Corporation
▪Evergy, Inc.
▪Hawaiian Electric Industries, Inc.
▪IDACORP, Inc.
▪MDU Resources Group, Inc.

▪New Jersey Resources Corporation
▪NiSource Inc.
▪NorthWestern Energy Group, Inc.
▪OGE Energy Corporation
▪ONE Gas, Inc.
▪Pinnacle West Capital Corporation
▪Portland General Electric Company
▪PNM Resources, Inc. (now known as TXNM Energy, Inc.)
▪Spire, Inc.

Compensation Review
Aon performed comprehensive competitive compensation benchmarking, which included assessments of all elements of compensation for the NEOs. The competitive compensation benchmarking data prepared by Aon and reviewed by the Compensation Committee included base salary, annual incentive compensation and long-term incentive compensation found in the proxy statements filed by companies in the peer group.
Review of Peer Compensation
In reference to the data and analyses discussed above, the Compensation Committee reviewed competitive target compensation levels for each NEO relative to the 50th percentile of the relevant market. For each NEO position, base salary, target total cash compensation (base salary plus annual incentive award) and target total direct compensation (base salary plus annual incentive award plus the target value of long-term incentive compensation) were benchmarked and analyzed at the median level. In determining the NEOs’ overall compensation, the Compensation Committee annually compares elements of compensation with those of the relevant market group of companies to ensure the Company remains competitive. The Compensation Committee found that overall target total direct compensation for each NEO was generally competitively aligned with the relevant market benchmarks.
Other elements of overall compensation for the NEOs (perquisites, welfare benefits, retirement benefits and post-termination benefits) were implemented at various times over the past several years to remain competitive with the relevant market and are reviewed periodically by the Compensation Committee.

2026 Notice and Proxy	53

Executive Compensation
2025 Executive Officer Compensation
Why We Pay Each Element of Compensation
The principal elements of executive compensation for the NEOs and the purpose for providing each element are described below:

Element	Purpose	Key Features	Performance Measures

Base Salary	▪Recognize leadership responsibilities and value of executive’s role to the Company. ▪Serve as a competitive compensation foundation.
▪Targeted at 50th percentile of relevant peer group companies.
▪Adjustments are made based upon the value of the position to the business, individual performance, changes in responsibilities, and pay relative to peer companies.
▪Job responsibilities and role in determining and executing Company strategic priorities. ▪Experience and performance.

Annual Cash Incentives
▪Encourage and reward NEO contributions in achieving short-term performance goals, including important goals of safety and customer satisfaction.
▪Align management interests with customers and stockholders.

▪No awards paid unless at least 80% of target utility adjusted net income is achieved.
▪Awards paid out annually in cash.
▪Award values are subject to downward adjustment to avoid windfalls and maintain internal equity.
▪Financial performance. ▪Customer satisfaction. ▪Productivity/Cost Management (operations and maintenance costs per customer). ▪Safety.

Long-Term Equity Incentives	▪Provide executives with long-term performance goals to work toward. ▪Align management interests with customers and stockholders. ▪Retain management with awards subject to service vesting.	▪NEOs receive long-term incentives through both time-lapse RSUs and PSUs. ▪Performance awards are earned based on three- year financial performance.	▪Three-year vesting period for time-based RSUs to encourage retention. ▪Financial performance measures related to EPS, utility adjusted net income, and utility return on equity.

54	Southwest Gas Holdings, Inc.

Executive Compensation
Base Salaries
Salaries for the NEOs are established based on the scope of their responsibilities, taking into account competitive market compensation paid by the peer group for similar positions. The competitive market processes and data regarding the 50th percentile pay level of peer companies were used by the Compensation Committee to help ensure that salaries are reasonable, competitive and properly address position responsibilities. The market data on the range of salaries at the peer companies serves as a reference point and provides information on the range of competitive pay levels and current compensation practices in our industry. Salaries are reviewed annually and are subject to adjustment to maintain alignment with the market and to reflect changes in individual responsibilities, performance, and experience. In 2025, the Compensation Committee approved merit increases of varying amounts for the NEOs to reflect performance achievements and to ensure market competitiveness. See the “Summary Compensation Table (2025, 2024, and 2023)” for salary information.
Annual Incentive Compensation
We establish cash incentive opportunities on an annual basis, expressed as a percentage of each individual’s base salary. The target level of annual incentive opportunities granted to the NEOs is based primarily on the assessment of peer group compensation for similar roles. The target incentive opportunities for the NEOs were set at the following percentages of base salary for 2025:

Annual Incentive Opportunities (% of Salary)
Karen S. Haller	120%
Robert J. Stefani	70%
Justin S. Forsberg	70%
Justin L. Brown	75%
Randall P. Gabe	60%
Catherine M. Mazzeo	65%
Annual incentive opportunities are payable entirely in cash, only if at least 80% of target utility adjusted net income is achieved. The 2025 performance measures were tied to measures of financial performance, customer satisfaction, productivity/cost management, and safety. For 2025, the Compensation Committee set the targets for our performance measures as follows.

2026 Notice and Proxy	55

Executive Compensation

Performance Metric	Weighting	Metric Description

Financial Performance
For all NEOs, utility adjusted net income is weighted at 40%. Due to deconsolidation of Centuri from the Company during 2025, the Centuri financial performance measures were removed from the annual incentive program and the financial performance measure shifted entirely to utility adjusted net income. The removal of the Centuri performance measures upon deconsolidation was pre-approved by the Compensation Committee in February 2025 at the time the performance measures were set.
Fiscal 2025 Target: Aligned to business plans and budgets.

Customer Satisfaction
Reflects our performance on independent customer surveys conducted in each of our utility operating divisions to reinforce commitment to our customers.
Fiscal 2025 Target: Due to traditionally high performance, target set to maintain high customer satisfaction.

Productivity/Cost Management
As a fully decoupled natural gas utility, approximately 93% of our margin is fixed each year. Accordingly, productivity and cost management are critical to help drive financial performance. Rewards success in reaching a predetermined level of operations and maintenance expense on a per customer basis (“O&M per customer”).
Fiscal 2025 Target: Based on budgeted operations and maintenance expenses and budgeted customer additions.

Safety
Oriented toward minimizing incidents associated with the Company’s natural gas distribution systems and thereby links to risk reduction in areas such as regulation, operations, reputation and franchise value.
Fiscal 2025 Targets: Due to traditionally high safety performance, targets set to maintain our position as an industry leader in safety.

▪Damage per 1,000 tickets
▪Response Times within 30 minutes

Actual awards for each measure are determined as of year-end by comparing the Company’s performance to the threshold, target and maximum levels set by the Compensation Committee at the beginning of the year for each performance measure. When threshold performance for any measure is achieved, the portion of the award with respect to that measure is earned. Award payouts can range from 50% (at threshold) to 100% (at target) to 200% (at maximum) of the assigned incentive opportunity for each measure, based on where actual results fall in the range from threshold to target to maximum. No awards are paid with respect to any measure if 80% of target utility adjusted net income is not achieved. We determine actual payouts through linear interpolation.

56	Southwest Gas Holdings, Inc.

Executive Compensation
In 2022, the Compensation Committee adopted a policy on permitted incentive plan adjustments. Pursuant to our policy, each year the Compensation Committee reviews the outcomes of the incentive plan performance measures and evaluates whether adjustments are needed to ensure results are computed on a comparative basis from year to year. The Compensation Committee’s goal is to achieve executive pay outcomes that align with stockholder interests and are not distorted by anomalous results. The Compensation Committee considers, among other things, whether a proposed adjustment addresses items outside of normal operations and whether the item was contemplated in the Company’s financial plan. See the footnotes to the table below for a description of the adjustments that were made for the 2025 annual incentive program.
The thresholds, targets and maximums and actual results under the performance measures for the 2025 annual incentive program are set forth below.

Performance Category	Measure	Threshold	Target	Maximum	Weighting	Payout (% of Target)

Financial Measures 40%	Utility Net Income (adjusted) (000s)(1)				40%	56.9%

Operational Measures 45%	Productivity/Cost Management (O&M per Customer)(2)				30%	29.6%

	Customer Service Satisfaction				15%	24.8%

Safety Measures 15%	Safety - Damage per 1,000 Tickets				7.5%	15%

	Safety - Response Times within 30 minutes				7.5%	15%

ROUNDED TOTAL					100%	141%

(1)Utility adjusted net income is a non-GAAP measure and may differ from results provided in earnings releases furnished to the SEC. Utility adjusted net income is defined to exclude variances from budget for certain items, such as earnings related to changes in values (including any death benefits) associated with Southwest Gas’s company-owned life insurance policies; postretirement benefit costs; Southwest Gas-paid 401(k) contributions; self-insured medical benefits costs; and gas used by Southwest Gas (the “Definitional Exclusions”). These Definitional Exclusions are applied when calculating actual results to ensure a neutral impact. In the calculation of the actual result for utility adjusted net income, the Compensation Committee approved adjustments for the financing lease for customer information systems improvements that was budgeted under Federal Energy Regulatory Commission accounting rules as amortization but recorded as an O&M expense under GAAP; the gain on sale of the Company’s plane; and the deferred tax expense true-up for Southwest Gas.
(2)In addition to applying the Definitional Exclusions, for the O&M per customer measure, the Compensation Committee approved an adjustment for the financing lease for customer information systems improvements that was budgeted under Federal Energy Regulatory Commission accounting rules as amortization but recorded as an O&M expense under GAAP.

2026 Notice and Proxy	57

Executive Compensation
The Compensation Committee has the discretion to adjust an NEO’s overall award that would otherwise be earned to avoid windfalls and for other reasons, including internal equity. The Compensation Committee reviews the CEO’s individual performance to determine whether there will be any adjustment. For 2025, individual performance objectives for the CEO included: executing on the Board’s strategic direction for the separation of Centuri and being a premier fully regulated natural gas business; improving Company and Southwest Gas financials and credit ratings through positive regulatory outcomes and separating Centuri; continued focus on cost management, continuous improvement and eliminating waste; advance succession planning efforts; leading the Company’s sustainability vision; and elevating safety for employees, contractors, customers and the gas delivery system.
The CEO reviews the NEOs’ individual performance to determine whether there will be any adjustment in the performance awards. As a result of such review, if the CEO recommends an adjustment in the performance awards, the CEO will bring the matter before the Compensation Committee for review and approval. The Compensation Committee reviewed the individual performance achievements of the CEO and other NEOs and determined that no adjustments to their annual incentive awards were warranted with respect to 2025.
Utility adjusted net income exceeded 80% of our target, and achievements under the performance measures aggregated for a payout of 141% of the target incentive award opportunity for the NEOs. These aggregated percentage payouts are multiplied by the total incentive opportunity (expressed below as a percentage of base salary) to determine the overall dollar value of the annual incentive earned. The following table details the actual payouts associated with the 2025 annual incentive awards for the NEOs.

	Incentive Opportunities (% of Salary)	Total Achievement of Performance Measures (% of Target)	Incentive Earned (% of Salary)	Incentive Earned ($)
Karen S. Haller	120%	141%	169.2%	1,861,200
Robert J. Stefani	70%	141%	98.7%	613,914
Justin S. Forsberg	70%	141%	98.7%	493,500
Justin L. Brown	75%	141%	105.8%	648,248
Randall P. Gabe	60%	141%	84.5%	369,702
Catherine M. Mazzeo	65%	141%	91.6%	407,109
Long-Term Incentive Compensation
Our long-term incentive compensation is designed to provide incentives for maintaining long-term performance and strengthening customer and stockholder value over a three-year performance period. The NEOs are incentivized with equity compensation in the form of time-lapse RSUs and PSUs. The Compensation Committee determined the value of incentive awards granted to the NEOs primarily based on competitive compensation analysis. For 2025, the target long-term incentive opportunities for the NEOs were set at the percentages of base salary shown in the following table and reflect the same mix between time-lapse RSUs and PSUs used in 2024. For all NEOs except Messrs. Forsberg and Gabe and Ms. Mazzeo, performance-based incentive opportunities remained greater than time-based incentive opportunities.

58	Southwest Gas Holdings, Inc.

Executive Compensation

	Incentive Opportunities (% of salary)
	Time-Lapse RSUs	PSUs	Total
Karen S. Haller	128%	192%	320%
Robert J. Stefani*	76%	114%	190%
Justin S. Forsberg	30%	20%	50%
Justin L. Brown	76%	114%	190%
Randall P. Gabe	45%	45%	90%
Catherine M. Mazzeo	60%	60%	120%
*    Due to his separation from the Company in 2025, the number of PSUs earned for Mr. Stefani will be prorated based on the number of months of service in the performance period.
Time-Lapse RSUs. The Compensation Committee believes that grants of time-lapse RSUs promote and encourage long-term retention and service to the Company, align the interests of the NEOs with those of our customers and stockholders through increased share ownership, and provide a balanced approach to long-term compensation. At its February 2025 meeting, the Compensation Committee and the non-employee directors of the Board approved the 2025 time-lapse RSUs. The number of time-lapse RSUs granted was determined based on the closing price of our Common Stock on the last trading day of 2024 ($70.71 per share). The time-lapse RSUs granted in 2025 vest 40% one year after the award year, 30% two years after the award year, and 30% three years after the award year, subject to the NEOs’ continued service with the Company through the applicable vesting date.
The table below illustrates the long-term incentive opportunity granted as time-lapse RSUs.

	Time-Lapse RSU Component (% of Salary)	Value of Time-Lapse RSU Component ($)	Number of Time-Lapse RSUs Granted
Karen S. Haller	128%	1,344,000	19,007
Robert J. Stefani	76%	454,480	6,427
Justin S. Forsberg	30%	100,800	1,426
Justin L. Brown	76%	443,080	6,266
Randall P. Gabe	45%	189,000	2,673
Catherine M. Mazzeo	60%	252,720	3,574
PSUs. The Compensation Committee believes that long-term incentive compensation in the form of PSUs, measured over a three-year performance period, rewards our NEOs for improved financial performance of the Company, thereby giving them an incentive to enhance long-term customer and stockholder value. The target number of PSUs granted was determined based on the closing price of our Common Stock on the last trading day of 2024 ($70.71 per share). PSUs granted in 2025 are earned upon achievement of financial performance goals for the three-year period from 2025 through 2027.

2026 Notice and Proxy	59

Executive Compensation
The table below illustrates the target long-term incentive opportunity granted as PSUs.

	PSU Component (% of Salary)	Target Value of PSU Component ($)	Target Number of PSUs Granted
Karen S. Haller*	192%	2,016,013	28,511
Robert J. Stefani**	114%	681,715	9,641
Justin S. Forsberg	20%	67,175	950
Justin L. Brown	114%	664,603	9,399
Randall P. Gabe	45%	189,008	2,673
Catherine M. Mazzeo	60%	252,718	3,574
*    The numbers and amounts of PSUs in the table above do not include the special 2025 PSU grants to Ms. Haller, as discussed below under “Special 2025 PSUs.”
**    Due to his separation from the Company in 2025, the number of PSUs earned for Mr. Stefani will be prorated based on the number of months of service in the performance period.
For PSUs granted in 2025 to Ms. Haller and Mr. Stefani, 60% may be earned based on achievement of a specified cumulative three-year adjusted utility segment earnings per share (“EPS”) performance measure, and 40% may be earned based on achievement of a specified three-year average utility segment return on equity (“ROE”) performance measure. As was pre-approved by the Compensation Committee at the time the PSUs were awarded, due to the deconsolidation of Centuri occurring during 2025, the Centuri EPS performance measure was removed, and utility EPS remained as the sole EPS metric for Holdings officers. Adjusted utility EPS is a non-GAAP measure and is calculated by dividing utility adjusted net income for each year by the Company’s average basic common shares outstanding for each year. Utility adjusted net income is calculated by adding or subtracting the adjustments approved by the Compensation Committee to utility net income at the end of the performance period. Cumulative three-year adjusted utility EPS is calculated by adding together the adjusted utility EPS for each of 2025, 2026, and 2027. Three-year average utility ROE is a non-GAAP measure and is calculated by averaging the calculated ROE for 2025, 2026 and 2027. The ROE for each of the three years is calculated by dividing each year’s utility adjusted net income by the average utility equity balance. Utility adjusted net income is calculated by adding or subtracting the adjustments approved by the Compensation Committee to utility net income at the end of the performance period. The average utility equity balance is calculated by averaging the equity balance of the applicable previous five quarters. For Messrs. Forsberg, Brown and Gabe and Ms. Mazzeo, 60% of the PSUs granted in 2025 may be earned based on achievement of a specified cumulative three-year utility adjusted net income performance measure, and 40% may be earned based on achievement of a specified three-year average utility ROE performance measure. Cumulative three-year utility adjusted net income is a non-GAAP measure and is calculated by adding together the utility adjusted net income for each of 2025, 2026 and 2027.
At its meeting in February 2025, the Compensation Committee established the threshold, target and maximum performance levels for the PSUs awarded for the 2025 through 2027 performance period, and the non-employee directors of the Board subsequently approved the grants of PSUs to the NEOs. The target levels were based on Company and Southwest Gas business plans and budgets and took into account such factors as budgeted capital expenditures, expected growth within the markets that the Company serves, and other business considerations, assumptions and risks embedded in the Company’s annual business planning process. The following table shows the performance criteria for such three-year performance period:

Performance Level	3-year Adjusted Utility EPS ($)	3-year Utility Adjusted Net Income ($) (000s)	3-year Average Utility ROE	Percentage of Target Award Earned
Below Threshold	<10.07	<755,000	<7.27%	No award
Threshold	10.07	755,000	7.27%	50%
Target	11.19	839,000	7.77%	100%
Maximum	12.31	881,000	8.28%	200%

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Linear interpolation is used to compute the percentage of the target award earned. If earned, the awards are payable in the form of Common Stock, and the NEOs are also entitled to cumulative dividend equivalents over the three-year performance period on the PSUs earned. If the threshold level of performance is met, the number of PSUs earned will range between 50% to 250% of the target number of PSUs, taking into account the maximum modification for total shareholder return (“TSR”) relative to our peer group. Relative TSR is calculated by comparing the Company’s TSR over the three-year period, plus dividends, to that of its peer group, which for this purpose is the same peer group used for compensation benchmarking. Relative TSR performance that places the Company at or above the 75th percentile of the peer group would result in a maximum upward modification of the number of shares of Common Stock earned by 25%, performance in the range between the 25th and 75th percentiles would result in no modification, and performance at or below the 25th percentile of the peer group would result in a maximum downward modification of 25% (subject to a minimum payout of 50% of target if performance is above threshold). In addition, if the Company’s TSR is negative, the number of shares earned is capped based on relative TSR performance: 185% of target if relative TSR is at or above the 75th percentile, 115% of target if relative TSR is between the 50th and 75th percentiles, and 100% of target if relative TSR is at or below the 50th percentile. The Compensation Committee included the relative TSR modification feature to strengthen the link between our financial performance results and the market’s reaction to that performance, and to reinforce alignment of our executive compensation program with stockholder returns.
Special 2025 PSUs. In February 2025, the Compensation Committee approved a special grant of PSUs to Ms. Haller. The special grant to Ms. Haller is intended to align the CEO with the interests of our stockholders in achieving a swift and successful completion of the transformation of the Company into a fully regulated natural gas business, and to encourage retention throughout the utility optimization process. The 2025 special award to Ms. Haller builds upon the successful completion of the separation of Centuri and supports the rapid optimization of utility operations for the next phase of the Company’s transformation. Ms. Haller was granted a target number of 25,456 PSUs which will vest on December 31, 2026 based on the level of achievement of Company adjusted EPS (weighted at 50%) and utility adjusted net income (weighted at 50%) over a two-year performance period commencing on January 1, 2025 and ending on December 31, 2026. Company adjusted EPS is calculated by adding together the adjusted EPS for each year in the performance period. Adjusted EPS is calculated by dividing consolidated adjusted net income for each year by the Company’s average basic common shares outstanding for each year. Cumulative two-year utility adjusted net income is calculated by adding together the adjusted net income for each year of the performance period. Utility adjusted net income is calculated by adding or subtracting the adjustments approved by the Compensation Committee to utility net income at the end of the performance period. The actual number of PSUs that may be earned, if any, may range from 0% to 172.5% of the target number of PSUs, taking into account the maximum modification for relative TSR. Relative TSR is calculated by comparing the Company’s TSR over the two-year performance period, plus dividends, to that of a peer group, which for this purpose, is different than the peer group used for compensation benchmarking. The peer group for purposes of Ms. Haller’s special 2025 PSU award focuses on natural gas utilities and includes the following companies: Atmos Energy Corporation; Black Hills Corporation; MDU Resources Group, Inc.; New Jersey Resources Corporation; Nisource Inc.; ONE Gas, Inc.; and Spire, Inc. Relative performance that places the Company at or above the 50th percentile of the peer group would result in maximum upward modification of the number of shares of Common Stock earned by 15%, and performance at or below the 49th percentile of the peer group would result in maximum downward modification by 15%.
The Compensation Committee determined that the special PSU award was necessary to incentivize Ms. Haller’s performance during this extraordinary and unprecedented transformative period for the Company as it completed the separation of Centuri and shifts its focus as a fully regulated natural gas business, optimizing all assets and capital investments. The Compensation Committee chose these performance measures because they are closely aligned with utility performance and stockholder value. The relative TSR modifier rewards achievement that out-performs peers and decreases the award if performance versus peers lags. While the Compensation Committee typically does not award PSUs with performance periods less than three years, in this instance the Compensation Committee chose a two-year performance period because it

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wanted to drive rapid performance on the heels of the completed Centuri separation. In addition to driving performance, the Compensation Committee considered prior executive management turnover at Centuri and considered the importance of retaining Ms. Haller as CEO during this transformative period for the Company. Additionally, the Compensation Committee determined it was more appropriate to grant a special equity incentive rather than modify the performance measures applicable to outstanding PSUs to account for the impacts of the Centuri separation on those in-flight performance measures. The Compensation Committee does not routinely grant special awards and intends to continue to reserve special awards for extraordinary situations only.
The table below sets forth the thresholds, targets and maximums for the special 2025 PSUs awarded to Ms. Haller.

Performance Level	2-year Adjusted Company EPS ($)	2-year Utility Adjusted Net Income ($) (000s)	Percentage of Target Award Earned
Below Threshold	<6.08	<524,292	No award
Threshold	6.08	524,292	70%
Target	6.76	534,292	100%
Maximum	7.44	587,721	150%
2023-2025 PSU Vesting. In 2023, the Compensation Committee granted PSUs to the NEOs. Performance for the 2023 PSUs was measured over a three-year period commencing on January 1, 2023 and ending on December 31, 2025. For PSUs granted in 2023 to Ms. Haller and Mr. Stefani, 60% were earned based on achievement of a specified consolidated cumulative three-year adjusted EPS performance measure, and 40% were earned based on achievement of a specified three-year average utility ROE performance measure. For Messrs. Forsberg, Brown and Gabe and Ms. Mazzeo, 60% of the 2023 PSUs were earned based on achievement of a specified three-year utility adjusted net income, and 40% were earned based on achievement of a specified three-year average utility ROE. Adjusted consolidated EPS is a non-GAAP measure and is calculated by dividing consolidated adjusted net income for each year by the Company’s average basic common shares outstanding for each year. Consolidated adjusted net income is calculated by adding or subtracting the adjustments approved by the Compensation Committee to consolidated net income at the end of the performance period. Cumulative three-year adjusted EPS is calculated by adding together the adjusted EPS for each of 2023, 2024 and 2025. Three-year utility adjusted net income was calculated by adding together the utility adjusted net income for each of 2023, 2024 and 2025. Three-year average utility ROE was calculated by averaging the calculated ROE for 2023, 2024 and 2025. The ROE for each of the three years is calculated by dividing each year’s adjusted net income by the average utility equity balance. The average utility equity balance is calculated by averaging the equity balance of the applicable previous five quarters.
Consistent with the Compensation Committee’s policy on adjustments, the Compensation Committee may adjust performance measures for the Company’s long-term incentive program to ensure that operating results are computed on a comparative basis from year to year, with the goal to achieve executive pay outcomes that align with stockholder interests and are not distorted by anomalous results. The Compensation Committee considers, among other things, whether a proposed adjustment addresses items outside of normal operations and whether the item was contemplated in the Company’s financial plan. While Centuri-related transactions costs were an approved adjustment, the Compensation Committee considered, but ultimately did not approve an adjustment that would have removed Centuri’s impacts to consolidated EPS for the performance years of 2024 and 2025. See the footnotes to the table below for a description of the adjustments that were approved in 2025 in determining the number of 2023 PSUs earned.

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The thresholds, targets and maximums, and actual results for the PSUs granted in 2023 are set forth below. The number of 2023-2025 PSUs that vested are included in the “Stock Vested During 2025” table.

Performance Category	Measure	Threshold	Target	Maximum	Weighting	Payout (% of Target)

Ms. Haller and Mr. Stefani

Financial Measures 60%	3-year Adjusted EPS(1)				60%	40.3%

Financial Measures 40%	3-year Average Utility ROE(2)				40%	64.3%

Rounded Total:					100%	105%

Messrs. Forsberg, Brown and Gabe and Ms. Mazzeo

Financial Measures 60%	3-year Utility Adjusted Net Income (000s)(2)				60%	120.0%

Financial Measures 40%	3-year Average Utility ROE(2)				40%	64.3%

Rounded Total:					100%	184%

(1)In determining the three-year adjusted EPS performance result, for 2025, the Compensation Committee applied the adjustments made to the 2025 annual incentive program results as discussed above. In addition, the Compensation Committee applied adjustments for transactions costs and long-term equity incentive costs related to the Centuri separation; costs related to the former CFO’s separation; and the deferred tax expense true-up for the Company. The Compensation Committee also approved an adjustment to neutralize the impacts of a change to the Company’s finance plan to reflect reduced equity issuance over the three-year performance period, which was different than what was originally budgeted in 2023. In addition, for 2024 and 2023, the Compensation Committee applied the adjustments as described in the Company’s proxy statements filed on March 17, 2025 and March 22, 2024, respectively.
(2)In determining the three-year average utility ROE and three-year utility adjusted net income performance results, for 2025, the Compensation Committee applied the adjustments made to the 2025 annual incentive program results as discussed above. In addition, for 2024 and 2023, the Compensation Committee applied adjustments as described in the Company’s proxy statements filed on March 17, 2025 and March 22, 2024, respectively.
Perquisites
The Company provides a limited number of perquisites to its executive officers. The NEOs are eligible to receive reimbursement for annual physical examinations and social club memberships and reimbursement once every three years to assist in financial and estate planning. Some NEOs did not use all of the perquisites for which they were eligible.

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Retirement Benefits
Four retirement benefit plans are available to the NEOs. Two of the plans, the Retirement Plan for Employees of Southwest Gas (“Retirement Plan”) and the Employee Investment Plan (“EIP”), both tax-qualified plans, are available to all Southwest Gas employees. The Retirement Plan is no longer offered to employees who started with Southwest Gas after December 31, 2021. Two additional plans are offered to officers, the Supplemental Executive Retirement Plan (“SERP”) and the Executive Deferral Plan (“EDP”). The SERP is no longer offered to officers who started with Southwest Gas after December 31, 2021. These additional plans were established to attract and retain qualified executives and to address the dollar limitations imposed on the two tax-qualified plans.
▪Retirement Plan for Employees Hired on or Before December 31, 2021. Benefits under the Retirement Plan are based on (i) the executive’s years of service with the Company, up to a maximum of 30 years, and (ii) the average of the executive’s highest five consecutive years’ salaries, within the final 10 years of service, not to exceed an annual maximum compensation level ($350,000 in 2025) periodically established by the Internal Revenue Service.
▪SERP for Officers Hired on or Before December 31, 2021. The SERP is designed to supplement the benefits under the Retirement Plan to a level of 50 - 60% of salary. To qualify for benefits under the SERP, which is based on a 12-month average of the highest consecutive 36-months of salary, an executive is required to have reached (i) age 55, with 20 years of service with the Company, or (ii) age 65, with 10 years of service.
▪EIP. NEOs may participate in the EIP and defer salary up to the maximum annual dollar amount permitted for 401(k) plans under the Internal Revenue Code. Investments of these deferrals are controlled by the individual executives from a selection of investment options offered through the EIP. There are no employer matching contributions for executive deferrals into the EIP, except for Messrs. Stefani and Forsberg. Because Messrs. Stefani and Forsberg are not eligible to participate in the Retirement Plan or the SERP, they receive a non-elective employer contribution of 3% of their salaries and employer matching contributions on the first 7% of their EIP contributions. Non-elective employer contributions and employer matching contributions vest at the rate of 20% per year of service.
▪EDP. The EDP supplements the deferral opportunities by permitting NEOs to defer up to 100% of their annual salary and non-equity incentive compensation. As part of the EDP, the Company provides matching contributions up to 3.5% of annual salary, which vest at the rate of 20% per year of service. Amounts deferred and Company matching contributions bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate (“Bond Rate”). At retirement with five years of service with the Company, the NEOs will receive EDP balances paid out at the election of the participant over a period of 10, 15 or 20 years, and will be credited during the applicable payment period with interest at 150% of the average of the Bond Rate on each January 1st for the five years prior to the start of retirement.
Executive Agreements
Change in Control Agreements. The Company offers change in control agreements to the NEOs to align their interests with stockholders and to retain and motivate high caliber executive talent. Providing change in control benefits is designed to reduce the reluctance of management to pursue potential change in control transactions that may be in the best interests of stockholders and helps ensure stability and continued performance during the potentially protracted process of merging with or acquiring entities subject to utility regulation. These change in control agreements do not include gross-up payments to reimburse the executive for certain excise taxes imposed under Internal Revenue Code Section 4999. Instead, the change in control agreements employ a “best net” approach whereby change in control benefits would be reduced if a reduced benefit would result in a greater after-tax benefit to the officer after the application of the excise taxes under Internal Revenue Code Section 4999.

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Executive Compensation
The terms of the change in control agreements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are discussed in more detail under “Post-Termination Benefits” below.
Former Chief Financial Officer Employment Agreement, Change in Control Agreement, and Transition, Separation and General Release Agreement. Before his termination of employment on December 1, 2025, Mr. Stefani was party to an employment agreement and a change in control agreement with the Company and Southwest Gas. Under the employment agreement, for the first three years of Mr. Stefani’s employment, Mr. Stefani’s salary and annual and long-term incentive opportunities could not be reduced below the levels set forth in his agreement, and he was entitled to specified severance benefits if his employment were to be terminated without cause prior to November 21, 2025. His change in control agreement set forth his severance entitlements for a termination without cause or for good reason within twenty-four months before or after a change in control. In October 2025, Mr. Stefani, the Company and Southwest Gas entered into a Transition, Separation and General Release Agreement setting forth the parties’ rights and obligations during a transition period ending on his employment termination date and in connection with the termination of his employment (the “Transition and Separation Agreement”). During the transition period, Mr. Stefani received the same salary and employee benefits, and he continued vesting in his outstanding equity awards. Upon termination of his employment, he became entitled to severance benefits under his Transition and Separation Agreement, which are described in “Post-Termination Benefits” below. Mr. Stefani is no longer eligible for severance or other benefits under his prior employment agreement or change in control agreement. To receive severance benefits, Mr. Stefani executed a release of all claims against the Company. He is subject to confidentiality and non-disparagement provisions that are perpetual. The Transition and Separation Agreement does not contain excise tax gross-up provisions.
Other Compensation Policies and Practices
Officers Share Ownership Guidelines
To better align the interests of management and the Board with those of all stockholders, the Company has adopted Common Stock ownership guidelines. Each Company officer and each officer of Southwest Gas is required to accumulate Common Stock with a target value equal to a multiple of the officer’s base salary, ranging from one times base salary for vice presidents, three times base salary at the senior vice president level and above, and five times base salary for the Chief Executive Officer. If an officer has not yet reached the applicable target ownership requirement, he or she is required to retain a portion of the shares of Common Stock acquired from any stock option exercise or the vesting of RSUs or PSUs. The applicable retention rate is 75% for the Chief Executive Officer and 50% for all other officers. Awarded but unvested time-lapse RSUs and earned PSUs count towards meeting the ownership guidelines. Qualified shares also include shares of Common Stock owned directly or indirectly by the officer or their spouse (e.g., any shares over which the officer or their spouse has voting or investment powers or shares held in a trust or corporate entity associated with the officer or their spouse) and shares of Common Stock held by the officer or their spouse in the EIP or dividend reinvestment plan.
Insider Trading Policy
Our Insider Trading Policy, which applies to officers, directors and employees considered insiders and their family members and controlled entities, is designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. Subject to the listed exceptions, it expressly prohibits them from purchasing, selling, or making other dispositions of our securities or the securities of an entity with which the Company or its subsidiaries does business, while in possession of material non-public information. The Insider Trading Policy also provides that the Company will only transact in our own securities in accordance with applicable securities laws. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

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Pledging, Hedging and Other Transactions in Company Securities
Our Insider Trading Policy prohibits directors and officers of the Company from pledging Company securities as collateral for a loan. Transactions by directors and officers in Company securities involving short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited. Directors and officers are also prohibited from entering into hedging, monetization transactions or similar arrangements involving Company securities. Directors and officers are prohibited from holding Company securities in margin accounts. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders. Our Insider Trading Policy expressly discourages, but does not prohibit, other Company employees from engaging in any hedging or pledging transactions involving Company securities.
Policies and Practices Regarding Equity Grants
The Compensation Committee makes annual equity awards at approximately the same time each year. We do not have any policy, program, plan, or obligation that requires us to grant equity awards on specified dates, although historically we have granted such awards to our existing directors, executive officers and employees at least annually and to newly-hired employees upon the commencement of their employment. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives. The Company currently does not grant stock options or similar awards as part of our equity compensation programs and therefore does not have policies or practices on the timing of awards of options in relation to the Company’s disclosure of material nonpublic information. The Compensation Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information for the purpose of affecting the value of executive compensation. During the fiscal year ended December 31, 2025, none of our NEOs were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.
Clawback Policy
On August 2, 2023, the Board approved an updated clawback policy for executive officers, in compliance with NYSE rules and SEC regulations. The Company’s clawback policy allows the Company to recoup the value of any excess incentive compensation paid and granted, earned, or vested based on the attainment of performance conditions containing financial reporting measures, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The clawback policy covers any excess incentive compensation received during the three fiscal years preceding the date on which the Company is required to prepare such accounting restatement and covers, among other types of incentive compensation, time-based RSUs and PSUs. The Company also has a separate clawback policy that is applicable to any employee who receives incentive compensation. Administration of the Company’s clawback policies is the responsibility of the Compensation Committee.
In the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company restated its previously issued unaudited Condensed Consolidated Financial Statements for the three and six months ended June 30, 2025 and for the three and nine months ended September 30, 2025 (collectively, the “Restated Periods”). The Audit Committee determined that the restatement was required for the Restated Periods on January 9, 2026. Despite restating its financial statements, the Compensation Committee concluded that recovery of erroneously awarded compensation was not required under the Company’s clawback policy for executive officers as no excess incentive compensation was paid to any executive officers for the Restated Periods and applicable performance measures for the Restated Periods were not impacted by the errors. As such, the Compensation Committee determined that no recovery was required.

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Tax Considerations
The Compensation Committee takes into account the various tax, accounting, and disclosure rules associated with each form of compensation. We have reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code and designed deferred compensation programs with the intent that they comply with or are exempt from Section 409A of the Internal Revenue Code. We believe that stockholder interests are best served when the Compensation Committee retains discretion and flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expenses.
Compensation Committee Report
As a part of the Compensation Committee’s duties, it is charged with the responsibility of producing a report on executive compensation for inclusion in the Annual Report on Form 10-K and this Proxy Statement. This report is based on the Compensation Committee’s review of the Compensation Discussion and Analysis and the discussion of its content with management.
This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.
The Compensation Committee, based on its review of the Compensation Discussion and Analysis and its discussions with management, recommended to the Board (and the Board has approved and directed) that this Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and this Proxy Statement.
Compensation Committee
Jane Lewis-Raymond (Chair)
E. Renae Conley
Anne L. Mariucci
Brain E. Sandoval
Ruby Sharma

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Executive Compensation Tables
Summary Compensation Table (2025, 2024 and 2023)
The following table includes information concerning compensation during 2025, 2024 and 2023 for the NEOs.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)(8)(9)	Total ($)
Karen S. Haller President and Chief Executive Officer	2025	1,090,685	—	5,776,085	1,861,200	1,102,265	199,174	10,029,409
	2024	1,021,311	—	4,130,599	1,839,600	980,293	181,789	8,153,592
	2023	874,796	—	2,991,259	1,575,000	1,657,725	30,561	7,129,341
Robert J. Stefani Former Senior Vice President/Chief Financial Officer	2025	617,529	—	1,238,395	613,914	6,562	1,723,162	4,199,562
	2024	593,601	—	1,299,080	611,156	4,820	54,028	2,562,685
	2023	560,548	—	1,061,074	563,500	3,482	87,828	2,276,432
Justin S. Forsberg(10) Senior Vice President/Chief Financial Officer and Treasurer	2025	359,723	—	183,111	493,500	3,227	47,133	1,086,694
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—
Justin L. Brown President, Southwest Gas Corporation	2025	607,411	—	1,207,332	648,248	553,640	23,273	3,039,904
	2024	577,645	—	2,442,971	690,855	227,266	21,253	3,959,990
	2023	531,877	—	888,940	595,238	592,495	7,956	2,616,506
Randall P. Gabe Senior Vice President/Chief Administrative Officer, Southwest Gas Corporation	2025	433,833	—	411,999	369,702	452,887	18,554	1,686,975
	2024	416,749	—	431,315	398,160	210,005	14,105	1,470,334
	2023	394,040	—	354,107	345,774	474,034	8,603	1,576,558
Catherine M. Mazzeo(10) Senior Vice President/Chief Legal, Safety & Compliance Officer and Corporate Secretary	2025	439,915	—	550,902	407,109	395,300	16,720	1,809,946
	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—
(1)Amounts shown in this column include any amounts deferred by the NEOs into 401(k) and nonqualified deferral plans.
(2)Amounts shown in this column represent the aggregate grant date fair value of awards of PSUs and time-lapse RSUs granted in 2023, 2024 and 2025. In each case, the amounts were determined in accordance with FASB ASC Topic 718 based on the Common Stock share price on the date of grant. The value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. The assumptions used to calculate these amounts are included in “Note 12 - Share-Based Compensation” included in the footnotes to the consolidated financial statements in our 2025 Annual Report on Form 10-K. However, as required, the amounts shown in this column exclude the impact of estimated forfeitures. PSU values were calculated based on the probable outcome of the performance conditions as of the grant date, which was determined to equal the target level of performance, except for the special PSUs granted in 2024 to Ms. Haller and Mr. Stefani, as discussed in the Company’s 2025 proxy statement filed on March 17, 2025. PSUs generally vest upon completion of a three-year performance period, with the amount that vests based on the achievement of certain company financial targets, and for the 2025 PSUs, application of a relative TSR modifier. For the 2025 PSUs, the final number of PSUs earned can range from 0% to 250% (assuming the highest level of performance and application of the maximum relative TSR modifier) of the number of PSUs granted. Upon settlement, shares of Common Stock are issued for each earned PSU. The value of PSUs granted in 2025 (without taking into account Ms. Haller’s special 2025 PSUs), assuming achievement of the highest level of performance for the three-year performance period ending on December 31, 2027,

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Executive Compensation
and using the closing price of Common Stock as of the date of grant in accordance with FASB ASC Topic 718, would be as follows: for Ms. Haller, $5,493,318; for Mr. Stefani, $1,857,618; for Mr. Forsberg, $183,118; for Mr. Brown, $1,810,991; for Mr. Gabe, $514,982; and for Ms. Mazzeo $688,620. Due to his separation from the Company, the final amount of earned PSUs for Mr. Stefani will be prorated based on his time of service during the applicable performance period. The time-lapse RSUs vest in three annual installments of 40%, 30%, 30% respectively following the grant, assuming the NEO continues to meet the requirements for vesting. For Ms. Haller, amounts shown in this column also include 7,338 Centuri RSUs granted to her for her service on the Centuri Board of Directors in fiscal year 2025. The Centuri RSUs vest on the day immediately prior to the first annual meeting of Centuri stockholders following the grant date. The grant date fair value of Ms. Haller’s Centuri RSUs is $151,970, which was based on the closing price of Centuri’s common stock of $20.71 on the grant date. Such amount was determined in accordance with FASB ASC Topic 718, with the grant date fair value calculated by multiplying the closing price of the grant date by the number of Centuri RSUs granted. Award agreements for PSUs and time-lapse RSUs give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock, which dividends are reallocated into additional equity awards of the same type and with the same vesting schedule as the original award.
(3)For the special PSUs granted in 2025 to Ms. Haller, amount reflects the aggregate grant date fair value of the award, determined in accordance with FASB ASC Topic 718. The value of Ms. Haller’s special PSUs was calculated based on the probable outcome of the performance conditions as of the grant date, which was determined to equal the target level of performance. The final number of PSUs earned can range from 0% to 172.5% (assuming the highest level of performance and application of the maximum relative TSR modifier) of the number of PSUs granted. Assuming achievement of the highest level of performance for the two-year performance period ending on December 31, 2026, and using the closing price of Common Stock as of the date of grant in accordance with FASB ASC Topic 718, the grant date fair value would be $3,384,298. See “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation - Long-Term Incentive Compensation” for further discussion of the special PSUs granted in 2025 to Ms. Haller. Upon settlement, shares of Common Stock are issued for each earned PSU. Additional information about the valuation methodologies and assumptions used in determining the amounts in this column are described in “Note 12 - Share-Based Compensation” included in the footnotes to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
(4)Amounts shown in this column represent the annual incentive cash awards paid in 2024, 2025 and 2026 for services performed in 2023, 2024 and 2025, respectively. Mr. Stefani’s 2025 annual cash incentive award was paid pursuant to his Transition and Separation Agreement. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post- Termination Benefits."
(5)The aggregate change in the actuarial present value of the NEOs’ accumulated benefit under the Retirement Plan and the SERP for 2025 and the above-market interest (in excess of 120% of the applicable federal long-term rate with compounding) earned by the NEOs on executive deferral plan balances for 2025 are as follows:

	Increase in Pension Values ($)	Above-Market Interest ($)
Ms. Haller	1,004,955	97,310
Mr. Stefani	N/A	6,562
Mr. Forsberg	N/A	3,227
Mr. Brown	523,547	30,093
Mr. Gabe	386,716	66,171
Ms. Mazzeo	386,637	8,663
No amounts are payable from the pension plans before a participant attains age 55 and experiences a separation in service from the Company.

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(6)Employer contributions under the EDP for the NEOs and the EIP for Messrs. Stefani and Forsberg in 2025 were as follows:

Employer Contributions ($)
Ms. Haller	38,096
Mr. Stefani	54,294
Mr. Forsberg	46,051
Mr. Brown	20,417
Mr. Gabe	14,700
Ms. Mazzeo	15,361
Matching contributions to the NEOs under the EDP equal 50% of the amount deferred by each officer up to 3.5% of the officer’s respective annual salary. Since they are not eligible for the Retirement Plan, Mr. Stefani and Mr. Forsberg receive a non-elective employer contribution of 3% of their salaries to their EIP accounts and 100% employer matching contributions on the first 7% of their EIP contributions. In 2025, Mr. Stefani and Mr. Forsberg received $34,392 and $33,524, respectively, in Company-paid non-elective and employer matching contributions to their EIP accounts and Mr. Stefani and Mr. Forsberg received $19,902 and $12,527, respectively, in matching contributions to their EDP accounts. In connection with Mr. Stefani’s separation from the Company, a total of $96,106 in company matching contributions and interest were forfeited from his EIP and EDP accounts, in accordance with the terms of the EIP and EDP.
(7)In 2025, the aggregate amount of perquisites and personal benefits for the NEOs was less than $10,000 each. For Mr. Stefani, amounts in this column for 2023 include $35,537 for relocation expense reimbursement as described in Mr. Stefani’s 2022 Employment Agreement.
(8)For Ms. Haller, amounts in this column include cash retainer fees in the amount of $146,250 paid for her service as a director of Centuri during the portion of 2025 when Centuri was a subsidiary of the Company. Amounts in this column also include $14,828 paid to Ms. Haller pursuant to the Southwest Gas life credit benefit. This benefit is offered to all employees, and provides a payment approximately equal to the cost for the employee to purchase group supplemental life insurance in an amount equal to two times the employee’s base salary. Although employees are encouraged to use this payment to purchase life insurance coverage, employees may use the payment at their discretion.
(9)In connection with his separation from the Company in December 2025, Mr. Stefani received a negotiated settlement severance payment of $1,568,400 and $97,666 as payment for accrued but unused vacation. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post-Termination Benefits.”
(10)Mr. Forsberg and Ms. Mazzeo were not named executive officers in 2023 or 2024, so no compensation is reported for them for those years.

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Executive Compensation
Grants of Plan-Based Awards (2025)
The following table sets forth information regarding each grant of an award made under our incentive plans and the Centuri director compensation plan to our NEOs during the fiscal year ended December 31, 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Karen S. Haller		Annual Cash	660,000	1,320,000	2,640,000	—	—	—	—	—
	2/20/25	PSUs	—	—	—	14,255	28,511	71,277	—	2,197,329
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	19,007	1,464,886
	2/20/25	Special PSUs	—	—	—	14,001	25,456	43,912	—	1,961,901
	2/17/25	Centuri RSUs	—	—	—	—	—	—	7,338	151,970
Robert J. Stefani		Annual Cash	217,700	435,400	870,800	—	—	—	—	—
	2/20/25	PSUs	—	—	—	4,821	9,641	24,103	—	743,037
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	6,427	495,358
Justin S. Forsberg		Annual Cash	175,000	350,000	700,000	—	—	—	—	—
	2/20/25	PSUs	—	—	—	475	950	2,376		73,244
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	1,426	109,866
Justin L. Brown		Annual Cash	229,875	459,750	919,500	—	—	—	—	—
	2/20/25	PSUs	—	—	—	4,700	9,399	23,498	—	724,399
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	6,266	482,933
Randall P. Gabe		Annual Cash	131,100	262,200	524,400	—	—	—	—	—
	2/20/25	PSUs	—	—	—	1,336	2,673	6,682	—	206,000
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	2,673	206,000
Catherine M. Mazzeo		Annual Cash	144,365	288,730	577,460	—	—	—	—	—
	2/20/25	PSUs	—	—	—	1,787	3,574	8,935	—	275,451
	2/20/25	Time- Lapse RSUs	—	—	—	—	—	—	3,574	275,451
(1)The amounts reflect the threshold, target and maximum amounts which could have been earned under the annual cash component of our incentive compensation program. The actual amounts received by the NEOs for 2025 performance under the program are set forth under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table.” Annual cash incentives are described in further detail under “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation - Annual Incentive Compensation.” Mr. Stefani’s 2025 annual cash incentive was paid pursuant to his Transition and Separation Agreement. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post-termination Benefits.”

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(2)Amounts shown are rounded to the nearest share. The amounts shown represent the threshold, target and maximum number of shares of Common Stock that could be earned with respect to PSUs granted in 2025 under the long-term performance component of our incentive compensation program. Except for Ms. Haller’s special 2025 PSUs, the number of PSUs that will become earned and vested, and the resulting number of shares of Common Stock to be issued, will be determined after completion of the three-year performance period ending December 31, 2027, and the number of shares can range from 50% at threshold to a maximum of 200% of the target number, subject to a 25% upward or downward modification based on relative TSR. When the Company’s relative TSR performance is at the 75th percentile or above, the cap is 250% of target. When performance is below the 75th percentile and above the 25th percentile, there is no modification. When performance is at the 25th percentile or below, there is a 25% downward modification (subject to a minimum payout of 50% of target if performance is above threshold). In addition, if the Company’s TSR is negative, the number of shares earned is capped based on relative TSR performance: 185% of target if relative TSR is at or above the 75th percentile, 115% of target if relative TSR is between the 50th and 75th percentiles, and 100% of target if relative TSR is at or below the 50th percentile. For the special 2025 PSUs granted to Ms. Haller, the two-year performance period ends December 31, 2026, and the number of PSUs that will become earned and vested, and the resulting number of shares of Common Stock to be issued, can range from 70% at threshold to 150% (assuming the highest level of performance) of the target number of PSUs granted, subject to 15% upward or downward modification based on relative TSR. When the Company’s relative TSR performance is at the 50th percentile or above, the cap is 172.5% of target. When performance is at the 49th percentile or below, there is a 15% downward modification. For Mr. Stefani, the number of PSUs that vest will be prorated based on his time of service during the performance period due to his separation from the Company in 2025. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post-Termination Benefits.”
(3)Amounts shown are rounded to the nearest share. The amounts shown represent the number of time-lapse RSUs that were granted in 2025 under the long-term component of our incentive compensation program. The time-lapse RSUs awarded vest over three years, 40% at the end of the first year and 30% at the end of each of the second and third years, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of 2026. For further details regarding the long-term components of our incentive compensation program, see “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation - Long-Term Incentive Compensation.” For Ms. Haller, amounts in this column also include Centuri RSUs granted to her due to her service on the Centuri Board of Directors. The Centuri RSUs vest on the day immediately prior to the first annual meeting of Centuri stockholders following the grant date. For Mr. Stefani, all of his unvested time-lapse RSUs became fully vested as of his separation date and will be distributed six months after his separation date. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post-Termination Benefits.”
(4)The amounts shown reflect the aggregate grant date fair value (based on the closing price of Common Stock on February 20, 2025 and the closing price of Centuri common stock on February 14, 2025 (due to the February 17, 2025 grant date being a holiday), as applicable) of time-lapse RSUs or PSUs granted on February 20, 2025, and on February 17, 2025 for Ms. Haller’s Centuri RSUs, calculated in accordance with FASB ASC Topic 718. With respect to the PSUs and Ms. Haller’s special 2025 PSUs, the amounts represent the grant date fair value assuming performance is achieved at target level.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End 2025
The following table sets forth information regarding unvested time-lapse RSUs, Centuri RSUs, PSUs and special PSUs for each of the NEOs, outstanding as of December 31, 2025, and assuming target performance.

	Stock Awards(1)
Name	Number of SWX Shares or Units of Stock That Have Not Vested (#)(2)	Number of CTRI Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of SWX Shares or Units of Stock That Have Not Vested ($)(3)	Market Value of CTRI Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Karen S. Haller	39,471	7,338	3,158,469	185,285	89,401	7,153,880
Robert J. Stefani	—	—	—	—	10,684	854,924
Justin S. Forsberg	2,353	—	188,287	—	1,959	156,751
Justin L. Brown	12,625	—	1,010,253	—	28,797	2,304,315
Randall P. Gabe	5,535	—	442,911	—	5,817	465,442
Catherine M. Mazzeo	5,358	—	428,747	—	4,938	395,119
(1)There were no securities underlying either unexercised stock options, which were exercisable or unexercisable, or unexercised unearned options granted under any equity incentive plan at the end of fiscal 2025. Share and unit values have been rounded to the nearest share or unit.
(2)Represents time-lapse RSUs, which vest in annual installments over three years following the grant, assuming the NEO continues to meet the requirements for vesting, as reflected in the following tables, and for Ms. Haller, Centuri RSUs that vest on the day immediately prior to the first annual meeting of Centuri stockholders following the grant date, assuming she continues to meet the requirements for vesting. The 2025 time-lapse RSU grants and Centuri RSUs reflected in the table below include amounts discussed in footnote (3) to the “Grants of Plan-Based Awards (2025)” table.
Outstanding time-lapse RSUs granted in 2023, 2024 and 2025 vest over three years, 40% at the end of the first year and 30% at the end of each of the second and third years. The Centuri RSUs granted to Ms. Haller in 2025 vest on the day immediately prior to the first annual meeting of Centuri stockholders following the grant date.
All time-lapse RSUs, Centuri RSUs, and PSUs granted to the NEOs give the holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock, which dividends are reallocated into additional equity awards of the same type and with the same vesting schedule as the original award. Vesting for all NEOs, except Mr. Stefani who has no outstanding time-lapse RSUs, is as follows:

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	Grant Year	Vests January 2026 (#)	Vests in 2026 (Centuri RSUs) (#)	Vests January 2027 (#)	Vests January 2028 (#)
Ms. Haller	2025	7,851	7,338	5,888	5,888
	2024	6,735	—	6,735	—
	2023	6,374	—	—	—
Mr. Forsberg	2025	589	—	442	442
	2024	440	—	440	—
	2023	—	—	—	—
Mr. Brown	2025	2,588	—	1,941	1,941
	2024	2,133	—	2,133	—
	2023	1,889	—	—	—
Mr. Gabe	2025	1,104	—	828	828
	2024	917	—	917	—
	2023	941	—	—	—
Ms. Mazzeo	2025	1,476	—	1,107	1,107
	2024	561	—	561	—
	2023	546	—	—	—
Vesting provisions of time-lapse RSUs and Centuri RSUs following certain termination events are discussed below under “Post-Termination Benefits.”
(3)The market value of Company Common Stock was $80.02 per share, the closing price on the last trading day of 2025. The market value of Centuri common stock was $25.25 per share, the closing price on the last trading day of 2025.
(4)Represents PSUs awarded for the performance periods beginning January 1, 2024 and January 1, 2025, special 2024 PSUs awarded to Mr. Brown with a two-year performance period beginning February 22, 2024, and special 2025 PSUs awarded to Ms. Haller with a two-year performance period beginning January 1, 2025. See footnote (2) to the “Grants of Plan-Based Awards (2025)” table and “Post-Termination Benefits” for a discussion of the vesting terms of our PSUs. Except for the special PSUs, assuming achievement of target level performance, the PSUs (plus accumulated dividend equivalents) will vest following the three-year performance period ending December 31, 2026 for awards granted in 2024, and December 31, 2027 for awards granted in 2025, subject to meeting all vesting requirements. For the special 2024 PSUs awarded to Mr. Brown, assuming achievement of the performance measures, the special PSUs (plus accumulated dividend equivalents) will vest following achievement of the performance measures after the two-year performance period ending February 22, 2026, and for the special 2025 PSUs awarded to Ms. Haller, following the two-year performance period ending December 31, 2026. For Mr. Stefani, amounts shown in this column for PSUs reflect proration based on his months of service during the applicable performance period.
Stock Vested During 2025
The number of shares of Common Stock underlying PSUs and time-lapse RSUs that vested during 2025 and the value realized on vesting (the market price at vesting) are shown in the following table. There were no options to purchase Common Stock outstanding during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Karen S. Haller(1)	94,534	7,339,227
Robert J. Stefani(3)	54,126	4,308,460
Justin S. Forsberg	2,082	161,640
Justin L. Brown(4)	30,657	2,383,218
Randall P. Gabe	8,202	635,187
Catherine M. Mazzeo	3,609	276,878
(1)The amount for Ms. Haller includes 42,157 shares of Common Stock representing the remaining 75% of the special 2024 PSUs that vested upon completion of the Centuri separation.

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(2)Amounts in this column are rounded to the nearest share.
(3)The amount for Mr. Stefani includes shares of Common Stock underlying time-lapse RSUs vested according to the schedule contained in his 2022 Employment Agreement and pursuant to his Transition and Separation Agreement, as well as 12,547 shares of Common Stock representing the remaining 75% of the special 2024 PSUs that vested upon completion of the Centuri separation. The amount also includes 13,311 time-lapse RSUs, for which settlement is delayed until the six-month anniversary of Mr. Stefani’s separation date to comply with Section 409A of the Internal Revenue Code, because Mr. Stefani is a “specified employee” under Section 409A of the Internal Revenue Code.
(4)The amount for Mr. Brown includes 8,161 shares of Common Stock representing 50% of the special 2024 PSUs that vested upon meeting the performance objectives.
Pension Benefits
We offer two defined benefit retirement plans to the NEOs. They include the Retirement Plan, which is available to all employees of Southwest Gas who were hired before January 1, 2022, and the SERP, which is available to officers of Southwest Gas who were hired before January 1, 2022.
Benefits under the Retirement Plan are based on (i) years of service with Southwest Gas, up to a maximum of 30 years, and (ii) highest average annual salary over a period of five consecutive years within the final 10 years of service, not to exceed an annual maximum compensation level of $350,000 (in 2025) established by the Internal Revenue Service. Vesting in the Retirement Plan occurs after five years of service with Southwest Gas.
The SERP is designed to supplement the benefits under the Retirement Plan to a level of 50-60% of salary. The salary used for the SERP calculation is based on the 12-month average of the highest consecutive 36 months of salary at the time of retirement. Vesting in the SERP occurs at age 55, with 20 years of service, or at age 65 with 10 years of service with Southwest Gas.
Upon retirement, the plans will provide a lifetime annuity to the NEOs, with a 50% survivor benefit to their spouses and an option to choose a 75% survivor benefit to their spouses. No lump sum payments are permitted under the plans except when the amount is less than $5,000.
Ms. Haller and Mr. Gabe are vested in both plans and would receive full benefits if they were to retire as of the date of this Proxy Statement. Mr. Brown and Ms. Mazzeo are vested only in the Retirement Plan and, if they left the Company as of the date of this Proxy Statement, their accrued benefit under the Retirement Plan would be reduced by 58.56%, assuming benefits commenced at age 55. Mr. Brown would also receive a limited benefit under the SERP of $32,694 annually. Ms. Mazzeo would also receive a limited benefit under the SERP of $6,352 annually. Messrs. Stefani and Forsberg joined the Company after January 1, 2022 and are therefore not eligible for a benefit from either the Retirement Plan or the SERP.

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Pension Benefits as of December 31, 2025
The following table sets forth the number of years of credited service and present value of accumulated benefits as of December 31, 2025, and payments received during the last fiscal year, under both the Retirement Plan and the SERP for each NEO.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Karen S. Haller	Retirement Plan	28	2,105,519	—
	SERP	28	5,975,446	—
Robert J. Stefani	N/A	N/A	N/A	N/A
Justin S. Forsberg	N/A	N/A	N/A	N/A
Justin L. Brown	Retirement Plan	20	979,306	—
	SERP	20	2,191,509	—
Randall P. Gabe	Retirement Plan	28	1,635,400	—
	SERP	28	986,968	—
Catherine M. Mazzeo	Retirement Plan	15	641,983	—
	SERP	15	1,284,688	—
(1)The valuation method and all material assumptions applied in quantifying the present value of the accrued benefits are described in “Note 10 - Pension and Other Postretirement Benefits” included in the footnotes to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
Nonqualified Deferred Compensation (2025)
We maintain nonqualified deferred compensation plans under which our NEOs are permitted to defer base salary and other cash compensation. These plans are described in detail under “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation - Retirement Benefits.” The following table describes the nonqualified deferred compensation activity for each of our NEOs during fiscal year 2025.

Name	Executive Contributions in Last Fiscal Year($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Karen S. Haller	309,039	38,096	265,534	—	3,435,663
Robert J. Stefani(4)	41,478	19,902	16,230	—	180,615
Justin S. Forsberg	25,995	12,527	6,922	—	92,501
Justin L. Brown	125,666	20,417	74,393	—	911,096
Randall P. Gabe	298,620	14,700	158,388	—	1,876,083
Catherine M. Mazzeo	62,199	15,361	18,472	—	222,135
(1)Amounts shown in this column are included in the “Salary” and “Non-Equity Incentive Compensation” columns of the “Summary Compensation Table.”

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(2)Deferred compensation earnings, which were above-market, and Company contributions are also reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and the “All Other Compensation” columns, respectively, of the “Summary Compensation Table.” Those amounts for the NEOs are as follows:

	Above-Market Interest ($)	Company Contributions ($)	Total ($)
Ms. Haller	97,310	38,096	135,406
Mr. Stefani(4)	6,562	19,902	26,464
Mr. Forsberg	3,227	12,527	15,754
Mr. Brown	30,093	20,417	50,510
Mr. Gabe	66,171	14,700	80,871
Ms. Mazzeo	8,663	15,361	24,024
(3)The amounts reported in this column that were previously reported as compensation to the NEOs in the “Summary Compensation Table” for previous years are as follows:

	2023 ($)	2024 ($)	2025 ($)
Ms. Haller	165,331	379,029	444,445
Mr. Stefani(4)	62,242	67,052	67,942
Mr. Forsberg*	—	—	41,749
Mr. Brown	38,357	154,521	176,176
Mr. Gabe	60,511	122,298	379,491
Ms. Mazzeo*	—	—	86,223

* Mr. Forsberg and Ms. Mazzeo became NEOs in 2025, so 2023 and 2024 values are not reported.
(4)In connection with his separation from the Company in 2025, the aggregate balance of Mr. Stefani’s EDP account was adjusted to remove a total of $38,046, representing the unvested portion of company matching contributions and earned interest that was forfeited upon his separation in accordance with the terms of the EDP. The aggregate year-end account balance shown takes into account the forfeiture.
Post-Termination Benefits
Each NEO has a change in control agreement, which provides benefits upon certain termination events following a change in control. The Company and Southwest Gas are parties to the Transition and Separation Agreement with Mr. Stefani that supersedes the provisions in his prior change in control agreement. The severance payment and benefits Mr. Stefani received pursuant to the Transition and Separation Agreement are described below. Incentive programs for the NEOs also provide for vesting of awards upon the occurrence of specified termination events in the absence of a change in control. Regardless of the manner in which an NEO’s employment is terminated, the officer is entitled to receive the amount of any accrued but unpaid base salary, amounts contributed (or otherwise vested) under 401(k) or nonqualified deferral plans, and amounts accrued and vested through the Retirement Plan and SERP.
Following a Change in Control
The NEOs’ change in control agreements are triggered by certain termination events following a change in control of either the Company or Southwest Gas. Covered termination events include (i) the termination of employment by the employer without cause, and (ii) termination by the employee as a result of a significant reduction in duties, responsibilities, compensation or a change in location. If a termination event occurs within two years after a change in control (or within two years prior to a change in control for Ms. Haller) (collectively

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referred to as a “Double Trigger Event”), the affected NEOs would receive the following benefits (as applicable):
▪Salary for three years for our CEO and two and one-half years for all other NEOs;
▪Annual incentive compensation (at target level) for three years for our CEO and two and one-half years for all other NEOs;
▪Welfare benefits including the cost of medical, dental, disability, and life insurance coverage under the current employer plans (for three years for our CEO and two and one-half years for all other NEOs);
▪Vesting of unvested time-lapse RSUs and PSUs;
▪Additional credit that may affect eligibility, vesting and the calculation of benefits under the SERP; and
▪Outplacement services of up to $30,000.
A change in control with respect to the Company includes: approval by the stockholders of the Company of the dissolution or liquidation of the Company; a merger or similar transaction resulting in more than a 50% change of ownership of the Company; a sale of substantially all of the Company’s business and/or assets to a person or entity that is not a subsidiary of the Company; acquisition by one person or a group of persons of at least 30% of the combined voting power of the Company; and during any two-year period, replacement of at least 50% of the directors unless the election of each new director was approved by a vote of at least three-fourths of the directors then still in office who were directors at the beginning of such period. Any of the foregoing events with respect to Southwest Gas constitutes a change in control of Southwest Gas.
Pursuant to their change in control agreements, NEOs agreed not to publicly disparage the Company. In addition, severance payable under the agreements is subject to the NEOs’ execution of a release of claims against the Company, which includes a covenant prohibiting disclosure of the Company’s confidential information. Mr. Stefani’s Transition and Severance Agreement also contains confidentiality, non-disparagement and release of claims provisions.
In addition to benefits provided under the change in control agreements, PSU and time-lapse RSU award agreements provide for vesting of awards following a change in control (as described in footnote (1) to the following table).
Under the assumption that a Double Trigger Event occurred on December 31, 2025, based on the terms of the change in control agreements for the NEOs, it is estimated that the NEOs would have received the compensation presented in the following table. Equity awards held by the NEOs are not subject to automatic accelerated vesting upon a change in control. Mr. Stefani had already separated from the Company as of December 31, 2025, and would not have received any compensation for a Double Trigger Event occurring on December 31, 2025.

Name	Salary ($)	Incentive Compensation ($)	Welfare Benefits ($)	Stock Acceleration ($)(1)	Outplacement Services ($)	Additional SERP Benefits ($)(2)	Total ($)
Karen S. Haller	3,300,000	3,960,000	69,774	10,497,634	30,000	—	17,857,408
Justin S. Forsberg	1,250,000	875,000	66,469	266,612	30,000	N/A	2,488,081
Justin L. Brown	1,532,500	1,149,375	70,410	2,512,367	30,000	2,067,025	7,361,677
Randall P. Gabe	1,092,500	655,500	68,338	679,587	30,000	1,607,273	4,133,198
Catherine M. Mazzeo	1,110,500	721,825	30,439	593,721	30,000	1,142,591	3,629,076
(1)All time-lapse RSUs would vest upon a Double Trigger Event. For Messrs. Forsberg, Brown and Gabe and Ms. Mazzeo, a pro rata portion of the target number of PSUs based on the number of months of service relative to the 2024-2026 and 2025-2027 three-year performance periods would vest upon a Double Trigger Event. For Ms. Haller, all PSUs at the greater of target or actual results would vest upon a Double Trigger Event. For Mr. Brown, all special 2024 PSUs would vest upon a Double Trigger Event. For Ms. Haller, all special 2025 PSUs would vest upon a Double Trigger Event. The value of PSUs, special PSUs, and time-lapse RSUs set forth above

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is based on the closing price of Common Stock on the last trading day of 2025 ($80.02). For Ms. Haller, it is assumed that her Centuri RSUs would also vest upon a Double Trigger event, and the value of the Centuri RSUs included in the table above is based on the closing price of Centuri common stock on the last trading day of 2025 ($25.25).
(2)Additional SERP benefits are shown on a present value basis, using the valuation method and all material assumptions described in “Note 10 - Pension and Other Postretirement Benefits” included in the footnotes to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
Absent a Change in Control
Incentive programs for the NEOs and the Transition and Separation Agreement with Mr. Stefani provide for vesting of awards upon the occurrence of specified termination events in the absence of a change in control.
▪Annual Incentive Plan. Southwest Gas’s annual cash incentive plan states that if employment terminates as a result of death or disability, or when the officer is eligible for retirement under our Retirement Plan, the officer will receive a prorated incentive plan payout for the portion of the performance period that the officer was employed. As of December 31, 2025, Ms. Haller and Mr. Gabe were age 55 or older and eligible for retirement, but Messrs. Forsberg and Brown and Ms. Mazzeo were not. Accordingly, if Ms. Haller and Mr. Gabe had terminated employment on December 31, 2025, as a result of retirement, or if any NEO (except Mr. Stefani) had terminated employment on December 31, 2025 as a result of death, disability, or any other reason, the officer would have been entitled to receive a full incentive plan award because December 31, 2025 was the final day of the applicable performance period. The values for these payouts are set forth in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
▪Time-Lapse RSUs. As of December 31, 2025, each NEO (except Mr. Stefani) held unvested time-lapse RSUs and Ms. Haller held unvested Centuri RSUs. The respective award agreements generally require the officer to be employed by us (and for Ms. Haller, serving as a director of Centuri) on the applicable vesting dates to receive the awarded shares, but if employment (or Ms. Haller’s service as a director of Centuri) terminates earlier as a result of death, disability, general reduction in force or specific elimination of their job (except in conjunction with a change in control), or retirement when the officer is at least 55 years of age with at least 10 years of service, the officer will receive all of the unvested shares. Accordingly, if Ms. Haller and Mr. Gabe had terminated employment or service as a director of Centuri on December 31, 2025 as a result of retirement, or if any NEO (except Mr. Stefani) had terminated employment on December 31, 2025, as a result of death, disability, or general reduction in force or specific elimination of their job (except in conjunction with a change in control), the value of the time-lapse RSUs, based on a stock price of $80.02 per share (the closing price of Company Common Stock on the last trading day of 2025) and $25.25 per share (the closing price of Centuri common stock on the last trading day of 2025), that the officer would have been entitled to is: for Ms. Haller, $3,343,754; for Mr. Forsberg, $188,287; for Mr. Brown, $1,010,253; for Mr. Gabe, $442,911; and for Ms. Mazzeo, $428,747.
▪PSUs. As described above under “Grants of Plan-Based Awards (2025),” we granted PSU awards to the NEOs in 2025 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to them based on Company performance from 2025 through 2027. The award agreements generally require the officer to be employed by us on the last day of the performance period to receive an award payout, but if employment terminates earlier as a result of death, disability, general reduction in force or specific elimination of their job (except in conjunction with a change in control), or retirement after reaching age 55 with at least 10 years of service, the officer will be entitled to a prorated award payout. In the case of disability, death, or general reduction in force or specific elimination of their job (except in conjunction with a change in control), a pro rata portion of the target number of PSUs would be paid promptly. Following retirement, an officer would receive a payout at the end of the applicable performance period based on the Company’s actual performance against the performance goals. If any NEO (except Mr. Stefani) had terminated employment on December 31, 2025, as a result of death, disability, or general reduction in force or specific elimination of their job (except in conjunction with a change in control), or for Ms. Haller and Mr. Gabe, retirement, his or her award for the performance period from 2025 through 2027 would have been reduced to one-third of the original award reflecting employment for one year of the three-year

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performance period. Additionally, the NEOs were granted PSUs in 2024 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to them based on Company performance from 2024 through 2026. Assuming termination of employment as described above, the award for the performance period from 2024 through 2026 would have been reduced to two-thirds of the original award reflecting employment for two years of the three-year performance period. The value of the prorated award payouts for both tranches of PSUs, based on a stock price of $80.02 per share (which was the closing price of Common Stock on the last trading day of 2025), for each NEO is: for Ms. Haller, $2,581,736; for Mr. Forsberg, $78,325; for Mr. Brown, $827,763; for Mr. Gabe, $236,677; and for Ms. Mazzeo, $164,974. For purposes of the retirement scenario, whereby pro rata payouts would occur based on actual performance at the end of the three-year performance period, the above amounts assume achievement of target performance and do not include any estimated amounts for accumulated dividend equivalents.
▪Special 2024 PSUs. We granted a special PSU award to Mr. Brown in 2024 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to him based on accomplishment of performance measures related to Southwest Gas’s utility optimization and continuous improvement program, operational performance, cost management and regulatory outcomes. The award agreement requires Mr. Brown to be employed by us on the vesting date, but if employment terminates earlier as a result of death, disability or general reduction in force or specific elimination of his job (except in conjunction with a change in control), Mr. Brown will receive all of the unvested shares. Accordingly, if Mr. Brown had terminated employment on December 31, 2025 as a result of death, disability, or general reduction in force or specific elimination of his job (except in conjunction with a change in control), the value of the unvested special 2024 PSUs, based on a stock price of $80.02 per share (which was the closing price of Common Stock on the last trading day of 2025) is $674,352.
▪Special 2025 PSUs. As described above under “Summary Compensation Table (2025, 2024 and 2023),” and “Grants of Plan-Based Awards (2025),” we granted a special PSU award to Ms. Haller in 2025 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to her based on the accomplishment of performance measures related to Company EPS and utility adjusted net income. The award agreement for Ms. Haller requires her to be employed by us on the vesting date, but if employment terminates earlier as a result of death, disability, general reduction in force or specific elimination of her job (except in conjunction with a change in control), or an approved retirement, Ms. Haller will receive all of the unvested shares. Accordingly, if Ms. Haller had terminated employment on December 31, 2025 as a result of death, disability, general reduction in force or specific elimination of her job (except in conjunction with a change in control), or an approved retirement, the value of special 2025 PSUs, based on a stock price of $80.02 per share (which was the closing price of Common Stock on the last trading day of 2025) is $2,103,382.
▪Stefani Transition and Separation Agreement. In October 2025, Mr. Stefani, the Company and Southwest Gas entered into the Transition and Separation Agreement, which provided for a short transition period during which Mr. Stefani agreed to continue serving as the Company’s Chief Financial Officer through December 1, 2025, or until such earlier date that the Company terminated his employment. Mr. Stefani remained employed with the Company until December 1, 2025 and, in connection with his termination of employment, and in consideration of Mr. Stefani executing a full release of claims against the Company and agreeing to comply with the terms of the Transition and Separation Agreement, the following severance payments and benefits were payable to Mr. Stefani: (i) a cash severance payment of $1,568,400; (ii) eligibility to receive his full 2025 annual incentive, based on full year Company performance, as if his employment had continued through the end of the year; and (iii) full vesting of his outstanding time-lapse RSUs and prorated vesting of his outstanding PSUs, with the amount of PSUs that vest based on actual Company performance through the full performance periods, prorated to reflect the number of months of employment during the 36-month performance periods. The 2025 annual incentive payment described in (ii) was $613,914 and is reflected in the “Non-Equity Incentive Plan” column of the “Summary Compensation Table.” The value of Mr. Stefani’s RSUs that vested in connection with his termination was $1,099,198, based on the closing price of the Company’s common stock on December 1, 2025 of $82.58 per share. Mr. Stefani’s 2023 PSUs vested at 105% of target, based on the

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Company’s actual performance, and 11,837 PSUs vested. Based on the closing price of Common Stock on December 31, 2025 of $80.02 per share, the value of these PSUs on December 31, 2025 was $947,161. The number of Mr. Stefani’s 2024 and 2025 PSUs that vest will be based on Company performance through December 31, 2026 and 2027, respectively. Had these awards vested at target levels on December 31, 2025, after proration to reflect the number of months Mr. Stefani was employed during the applicable performance periods, two-thirds of the PSUs granted in 2024 would have vested and one-third of the PSUs granted in 2025 would have vested. Based on the closing price of the Common Stock on December 31, 2025 of $80.02 per share, the value of these PSUs on December 31, 2025 was $392,922 and $88,513, respectively.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K of the Exchange Act, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Ms. Karen S. Haller, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For 2025, our last completed fiscal year:
▪The median annual total compensation as described below, of all employees of the Company and its consolidated subsidiaries (other than our CEO) was $147,777; and
▪The annual total compensation of our CEO as listed in the Summary Compensation Table was $10,029,409, and for purposes of the pay ratio calculation, $18,942 for the employer-paid portion of our CEO’s and eligible dependents’ health care, disability and life insurance benefits was added, for a total of $10,048,351.
▪Based on this information, for 2025 the ratio of the annual total compensation as described below, of Ms. Haller, our CEO and President, to the median annual total compensation of all employees, as determined pursuant to Item 402(u) of Regulation S-K, was 68 to 1, which is a reasonable estimate calculated consistently with applicable rules.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
▪We use a variety of pay elements to structure the compensation arrangements of our employees. Consequently, for purposes of measuring the compensation of the employees, we selected elements of compensation that represent “base salary” (compensation paid at the normal hourly rate, excluding overtime, for hourly employees, and base cash salary for salaried employees) as the most appropriate measure of compensation to reflect annual compensation of our employees. Such compensation elements represent the fixed portion of each employee’s compensation arrangements and are paid without regard to our financial or operational performance or individual employee workloads in a given year. This compensation measure was consistently applied to all of our employees.
▪We identified the median employee as of December 31, 2025. For 2025, the median employee is different than in 2024 due to completion of the Centuri separation in 2025, which resulted in a large change to our total employee population. All of our employees are located in the United States and our CEO is based in the United States. Therefore, we did not make any cost-of-living adjustments in identifying the “median employee.”

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Executive Compensation
▪For our median employee, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $147,777. The difference between such employee’s base salary and the employee’s annual total compensation represents the value of such employee’s overtime and other premium pay, employer contributions to a 401(k) plan, the change in the employee’s pension value, and the value of the employer’s portion of such employee’s health care, disability and life insurance benefits ($18,987 for the employee and such employee’s eligible dependents).
▪With respect to the annual total compensation of our CEO, we used the amount listed in the Summary Compensation Table, plus $18,942 for the employer-paid portion of our CEO’s and eligible dependents’ health care, disability and life insurance benefits.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation - Compensation Discussion and Analysis.”

	Summary Comp. Table Total for PEO ($)(1)	Summary Comp. Table Total for Former PEO ($)(2)	Compensation Actually Paid to PEO ($)(1)(5)	Compensation Actually Paid to Former PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)(6)	Value of Initial Fixed $100 Investment Based On:		GAAP Consolidated Net Income/ (Loss) (in millions $)(8)	Utility Adjusted Net Income (in millions $)(9)
Year							TSR(7)	Peer Group TSR(4)
2025	10,029,409	—	11,108,958	—	2,364,616	2,535,977	157.14	171.29	439.83	273.94
2024	8,153,592	—	7,211,864	—	2,340,314	2,533,014	134.40	140.39	198.82	249.90
2023	7,129,341	—	5,840,814	—	2,646,306	2,400,319	116.19	116.85	150.89	240.35
2022	4,355,798	6,129,727	3,648,614	1,664,481	1,823,386	1,319,319	109.03	126.18	(203.29)	177.11
2021	—	5,674,579	—	6,424,725	2,139,255	2,303,196	119.35	122.27	200.78	182.14

(1)Amounts shown in this column relate to Ms. Haller, who became CEO of the Company in May 2022 and was CEO throughout 2025.
(2)Amounts shown in this column relate to Mr. Hester, who retired as CEO of the Company in May 2022.
(3)The non-principal executive officer (“PEO”) NEOs reflected in this column for 2025 were: Messrs. Stefani, Forsberg, Brown and Gabe, and Ms. Mazzeo. The non-PEO NEOs reflected in this column for 2024 were: Messrs. Stefani, Brown and Gabe, and Ms. Williams. The non-PEO NEOs reflected in this column for 2023 were: Messrs. Stefani, Brown, Daily, and Gabe. The non-PEO NEOs reflected in this column for 2022 were: Messrs. Stefani, Peterson, Brown and Daily, and Ms. Williams. The non-PEO NEOs reflected in this column for 2021 were: Messrs. Peterson, Daily and DeBonis, and Ms. Haller.
(4)The Company’s peer group for Pay Versus Performance Table purposes is the S&P 1500 Gas Utilities Index, the same index the Company uses for purposes of the stock performance graph in the Company’s Annual Report to Stockholders.
(5)Compensation Actually Paid (“CAP”) was calculated according to the SEC’s definition of CAP as directed by Item 402(v) of Regulation S-K, and is not the same as compensation received. To calculate CAP to Ms. Haller, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

Year	Fair Value Increase of Unvested Awards Granted in Applicable Fiscal Year As of Fiscal Year End ($)	Fair Value Increase of Awards Granted in Applicable Fiscal Year that Vested in Applicable Fiscal Year as of Vesting Date ($)	Change from Prior Year End Fair Value of Unvested Awards Granted in Prior Fiscal Year to Applicable Fiscal Year End Fair Value ($)	Change from Prior Year End Fair Value of Awards Granted in Prior Fiscal Year That Vested in Applicable Fiscal Year to Vesting Date Fair Value ($)	Deduction for Stock Awards Column in SCT ($)	Deduction for Change in Pension Value in SCT ($)	Increase for Service Cost for Pension Plan ($)
2025	6,285,298	—	617,714	910,034	(5,776,085)	(1,004,955)	47,542

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(6)CAP was calculated according to the SEC’s definition of CAP as directed by Item 402(v) of Regulation S-K, and is not the same as compensation received. To calculate average CAP to the non-PEO NEOs, the following amounts were deducted from and added to average SCT total compensation:

Year	Average Fair Value Increase of Unvested Awards Granted in Applicable Fiscal Year As of Fiscal Year End ($)	Average Fair Value Increase of Awards Granted in Applicable Fiscal Year that Vested in Applicable Fiscal Year as of Vesting Date ($)	Average Change from Prior Year End Fair Value of Unvested Awards Granted in Prior Fiscal Year to Applicable Fiscal Year End Fair Value ($)	Average Change from Prior Year End Fair Value of Awards Granted in Prior Fiscal Year That Vested in Applicable Fiscal Year to Vesting Date Fair Value ($)	Average Deduction for Awards Forfeited During Applicable Fiscal Year ($)	Average Deduction for Stock Awards Column in SCT ($)	Average Deduction for Change in Pension Value in SCT ($)	Average Increase for Service Cost for Pension Plan ($)
2025	580,962	109,614	99,756	348,629	(50,437)	(718,348)	(259,380)	60,565
(7)As required by Item 402(v)(2)(iv) and Item 201(e) of Regulation S-K, the Company’s cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period (assuming dividend reinvestment) and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.
(8)Net income/loss in this column is the Company’s GAAP consolidated net income/loss reflected in the Company’s audited financial statements for the applicable year.
(9)The Company-Selected Measure is utility adjusted net income, which is a non-GAAP measure. For a description of the adjustments made to utility net income to arrive at utility adjusted net income, see “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation” above.
Financial Performance Measures
The items listed in the two tables below represent the most important measures we used to determine CAP for 2025 to the NEOs who are officers of the Company and Southwest Gas, as further described in our Compensation Discussion and Analysis within the section titled “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation” for annual and long-term incentive compensation programs. The measures in the tables below contain all of the performance measures for the standard annual and long-term incentive programs for NEOs who are officers of the Company (Ms. Haller and Messrs. Stefani and Forsberg) and Southwest Gas (Messrs. Brown and Gabe and Ms. Mazzeo). Two separate tables are used because the measures used to link CAP to performance are different for the Company and Southwest Gas.

Most Important Performance Measures	Most Important Performance Measures

Ms. Haller and Messrs. Stefani and Forsberg	Messrs. Brown and Gabe and Ms. Mazzeo

3-year Adjusted Utility EPS	3-year Average Utility ROE
3-year Average Utility ROE	Utility Adjusted Net Income
Utility Adjusted Net Income	Utility Safety
Utility Safety	Utility Productivity/Cost Management
Utility Productivity/Cost Management	Utility Customer Satisfaction
Utility Customer Satisfaction

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Executive Compensation
Analysis of Information Presented in the Pay Versus Performance Table
As described in more detail in the section “Executive Compensation - Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table. In the graphs below, CAP to the PEO for 2022 represents the aggregate CAP to Ms. Haller, the Company’s current CEO, and Mr. Hester, the Company’s former CEO.
Company TSR Versus S&P 1500 Gas Utilities Index TSR
As shown on the graph below, the Company’s TSR tracked consistently with the S&P 1500 Gas Utilities Index TSR in 2021, but varied in 2022, and began to track consistently again for 2023, 2024 and 2025.
Total Shareholder Return:
Company vs. S&P 1500 Gas Utilities Index
(Value of Initial Fixed $100 Investment in 2020)

Company TSR	Gas Utilities Index TSR

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Executive Compensation
CAP Versus Company TSR
As shown on the graphs below, as the Company’s absolute TSR increases and decreases, so does CAP to the PEO and non-PEO NEOs, except in 2024 and 2025 when CAP to non-PEO NEOs was flat. The Company does not use Company absolute TSR as a measure to determine compensation levels or incentive plan payouts. Rather, relative TSR using the TSR for the 19-member peer group created for compensation comparison purposes was used as a modifier to increase or decrease long-term incentive payouts by up to 30% in 2021 and 2022. In 2023 and 2024, the Company’s Compensation Committee removed the relative TSR modifier due to the volatility of the Company’s stock price related to the anticipated separation of Centuri. Starting in 2025, the relative TSR modifier again applied to increase or decrease long-term incentive payouts by up to 25%.
CAP to PEO vs. Company TSR

CAP to PEO	Company TSR
Note: TSR: value of initial fixed $100 investment in 2020
Average CAP to Non-PEO NEOs vs. Company TSR

Average CAP to Non-PEO NEOs	Company TSR
Note: TSR: value of initial fixed $100 investment in 2020

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Executive Compensation
CAP Versus GAAP Consolidated Net Income/Loss
As shown in the graphs below, CAP to the PEO and non-PEO NEOs does not move consistently with GAAP consolidated net income/loss. The Company does not use GAAP consolidated net income/loss to determine compensation levels or incentive plan payouts, but instead uses utility adjusted net income as a financial metric in both the annual and long-term incentive programs. For more information on the Company’s use of utility adjusted net income in its annual and long-term incentive programs, see “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation” above.
CAP to PEO vs. GAAP Consolidated Net Income/Loss

$11.5
$9.2
$6.9
$4.6
$2.3
$0.0
$(2.3)
$(4.6)
$(6.9)
$(9.2)
$(11.5)
CAP (in millions $)
$400.0
$320.0
$240.0
$160.0
$80.0
$0.0
$(80.0)
$(160.0)
$(240.0)
Net Income/Loss (in millions $)
2021
2022
2023
2024
2025

CAP to PEO	GAAP Consolidated Net Income/Loss
Average CAP to Non-PEO NEOs vs. GAAP Consolidated Net Income/Loss

$4.4
$3.3
$2.2
$1.1
$0.0
$(1.1)
$(2.2)
$(3.3)
$(4.4)
CAP (in millions $)
$400.0
$320.0
$240.0
$160.0
$80.0
$0.0
$(80.0)
$(160.0)
$(240.0)
Net Income/Loss (in millions $)
2021
2022
2023
2024
2025

Average CAP to Non-PEO NEOs	GAAP Consolidated Net Income/Loss

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Executive Compensation
CAP Versus Utility Adjusted Net Income
As shown on the graphs below, utility adjusted net income and CAP to the PEO and non-PEO NEOs move fairly consistently. Utility adjusted net income is the company-selected measure because it is the most important single-year financial performance measure used by the Company to link CAP to Company performance for 2025. It is most important because it is the single-year financial measure that is the most heavily weighted to determine annual incentive compensation payouts for each of the NEOs. Utility adjusted net income performance determines 40% of annual incentive compensation payouts for all NEOs. Using utility adjusted net income, rather than GAAP net income, is appropriate for the Company’s compensation program because the adjustments are used to help ensure comparability year over year and generally reflect items that are special, non-recurring items. For more information on the Company’s use of utility adjusted net income in the annual incentive program, and how this non-GAAP measure is calculated, see “Executive Compensation - Compensation Discussion and Analysis - 2025 Executive Officer Compensation” above.
CAP to PEO vs. Utility Adjusted Net Income

CAP to PEO	Utility Adjusted Net Income
Average CAP to Non-PEO NEOs vs. Utility Adjusted Net Income

Average CAP to Non-PEO NEOs	Utility Adjusted Net Income

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Audit Matters

Proposal 3 Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company for the year ending December 31, 2026, subject to ratification of the selection by the stockholders. PwC has been the Company’s independent public accounting firm since 2002. The Audit Committee determined there are intrinsic benefits to audit quality resulting from the audit firm’s tenure, including years of experience that provide deep knowledge of the Company’s operations and business, its accounting policies and practices, the environment in which it operates, and its internal control over financial reporting. Because of PwC’s familiarity with the Company and its industry, PwC has demonstrated an ability to focus on significant risks, notwithstanding the restatement and resulting material weakness, and to develop efficient and innovative audit processes, which have enabled the provision of services for fees considered competitive by the Audit Committee. Onboarding a new auditor requires significant cost, time commitment, and disruption that may distract from management’s focus on financial reporting and internal control.
To the Audit Committee’s knowledge, at no time has PwC had any direct or indirect financial interest in or connection with the Company or any of our subsidiaries other than for services rendered to the Company as described below.
In 2026, as required by auditor independence rules, the PwC Engagement Partner assigned to the Company’s audit will rotate and a new Engagement Partner will lead the Company’s audit. This is a planned transition and the new PwC Engagement Partner is familiar with the Company and brings deep and relevant experience in the utilities sector.
The affirmative vote of a majority of the shares represented and voting at the Annual Meeting or by proxy is necessary to ratify the selection of PwC as the independent registered public accounting firm for the Company. If the selection of PwC is not ratified by stockholders, the Audit Committee will review its future selection of the independent registered public accounting firm in light of the results of the vote. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such change would be appropriate.
Representatives of PwC will be present at the Annual Meeting. They will have the opportunity to make statements, if they are so inclined, and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” auditor ratification.

88	Southwest Gas Holdings, Inc.

Audit Matters
Selection and Engagement of the Independent Registered Public Accounting Firm
The Audit Committee is composed of Independent Directors and meets periodically with the Company’s internal auditors and independent registered public accounting firm to review the scope and results of the audit function and the policies relating to auditing procedures. In making its annual recommendation, the Audit Committee reviews both the audit scope and proposed fees for the coming year.
Under the Audit Committee’s charter, the Audit Committee must preapprove all Company engagements of PwC, unless an exception exists under the provisions of the Exchange Act or applicable SEC rules. At the beginning of each audit cycle, the Audit Committee evaluates the anticipated engagements of the independent registered public accounting firm, including the scope of work proposed to be performed and the proposed fees, and approves or rejects each service, consistent with its preapproval policy, taking into account whether the services are permissible under applicable laws and the possible impact of each nonaudit service on PwC’s independence from management. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide effective and efficient service, and whether the service may enhance the Company’s ability to manage and control risk or improve audit quality. Throughout the year, the Audit Committee reviews updates of the actual services provided and fees charged by PwC.
Independent Auditor Fees
During fiscal years 2024 and 2025, PwC provided the following audit, audit-related and other professional services for the Company. The cost and description of these services are as follows:

	2024 ($)	2025 ($)
Audit Fees(1)	5,667,000	3,853,000
Audit-Related Fees(2)	221,500	80,000
Tax Fees(3)	330,300	547,000
All Other Fees(4)	2,000	2,000
(1)The services include the integrated audit of the annual financial statements included in the Company’s Annual Report on Form 10-K; the reviews of unaudited quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q; subsidiary audits; consultations on accounting matters impacting the financial statements; comfort letters and consents for various financings and SEC filings; audit procedures in connection with the Centuri separation; as well as audit procedures following implementation of new technology systems. For 2025, these fees also include procedures related to the Company’s 2025 restatements and recast for discontinued operations. Of the fees for 2024, $3,097,000 pertains to Centuri, inclusive of procedures performed related to its initial public offering. Of the fees for 2025, $1,090,000 pertains to Centuri.
(2)The services include regulatory audits and regulatory compliance. Of the fees for 2024, $142,500 pertains to Centuri.
(3)The services include corporate tax return reviews and corporate tax planning and advice, including tax services associated with the Board’s decision to pursue and execute a separation of Centuri. Of these fees for 2024, $120,600 pertains to Centuri. Of the fees for 2025, $260,000 pertains to the Centuri separation. The independent registered public accounting firm’s independence is assessed with respect to tax planning and advice services to be provided, including in light of the prohibition on representing the Company on tax matters before any regulatory or judicial proceeding or providing tax services to Company executives or directors.
(4)The services include permitted advisory services with regard to use of automated tools such as a disclosure checklist, which were not the subject of audit or audit-related services performed.

2026 Notice and Proxy	89

Audit Matters
Pre-Approval Policy and Procedures
Requests for the independent registered public accounting firm to provide additional services are presented to the Audit Committee by the Company’s Chief Financial or Accounting Officer, on an as-needed basis. The Audit Committee has delegated to the chairperson of the Audit Committee the authority to evaluate and approve engagements on the Audit Committee’s behalf in the event that a need arises for preapproval between Audit Committee meetings. Approval of any additional services will be made consistent with the preapproval policy, which is reviewed at least annually, and presented to the Audit Committee for ratification at its next scheduled meeting.
Since the effective date of the preapproval process, the Audit Committee, or the chairperson through delegated authority, has reviewed, in advance of approval, each new engagement of PwC, and none of those engagements made use of the de minimis exception to the preapproval requirement contained in the SEC rules.
Audit Committee Report
The Audit Committee is composed of six members of the Board. The Board determined that each member of the Audit Committee qualifies as independent under the independence standards of the NYSE and the SEC.
The Audit Committee assists the Board in fulfilling its oversight responsibility by reviewing the financial information provided to stockholders and others, the system of internal control that management and the Board have established, and the audit process. Management is responsible for the Company’s consolidated financial statements, for maintaining effective internal control over the Company’s financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. PwC, the Company’s independent registered public accounting firm, is required to plan and perform an integrated audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects and to issue a report thereon. The Audit Committee’s role and responsibilities are to monitor and oversee these processes as set forth in a written Audit Committee charter adopted by the Board. The Audit Committee charter is available on the Company’s website at www.swgasholdings.com. The Audit Committee reviews and assesses the adequacy of the charter at least annually and recommends any changes to the Board for approval.
In fulfilling the Audit Committee’s responsibilities for 2025, the Audit Committee:
▪Reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025, with management and PwC;
▪Discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
▪Received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.
Audit Committee

Carlos A. Ruisanchez (Chair)	Andrew W. Evans	Ruby Sharma
E. Renae Conley	Jane Lewis-Raymond	Leslie T. Thornton

90	Southwest Gas Holdings, Inc.

Securities Ownership by Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners
Directors, Director Nominees, and Named Executive Officers
The following table discloses all Common Stock of the Company and its subsidiaries beneficially owned by the Company’s directors, the nominees for director, the named executive officers of the Company, the other executive officers as a group, and all of our executive officers and directors as a group, as of
March 9, 2026.

Directors, Nominees & Executive Officers	Shares of Common Stock Beneficially Owned (#)(1)	Percent of Outstanding Common Stock
Molly R. Carson	—	*
E. Renae Conley	12,317	*
Andrew W. Evans	10,058	*
Karen S. Haller(2)(4)	154,048	*
Leezie Kim	—	*
Jane Lewis-Raymond(5)	18,986	*
Henry P. Linginfelter	10,058	*
Anne L. Mariucci(6)	50,374	*
Carlos A. Ruisanchez	10,767	*
Brian E. Sandoval	3,311	*
Ruby Sharma	9,492	*
Leslie T. Thornton	17,213	*
Robert J. Stefani(7)	35,816	*
Justin S. Forsberg	1,975	*
Justin L. Brown(2)(3)	44,772	*
Randall P. Gabe	20,447	*
Catherine M. Mazzeo	10,219	*
Other Executive Officers	44,573	*
All Directors and Executive Officers	454,426	0.63%
*    Represents less than 1% of the issued and outstanding shares of the Company’s Common Stock as of March 9, 2026.
(1)Common Stock holdings listed in this column includes restricted stock units that are vested as of March 9, 2026 and those that are scheduled to vest within 60 days after that date.
(2)Number of shares does not include 28,018 Company shares held by the Southwest Gas Corporation Foundation (“Foundation”), which is a charitable trust. Ms. Haller and Mr. Brown are trustees of the Foundation but disclaim beneficial ownership of the shares held by the Foundation.

2026 Notice and Proxy	91

Securities Ownership
(3)The holdings include 19,804 Company shares over which Mr. Brown has shared voting and investment power with his spouse through a family trust and 20,747 Company shares owned by a limited liability company in which Mr. Brown and his spouse are the sole members. The holdings also include 210 Company shares over which Mr. Brown’s spouse has voting and investment control.
(4)The holdings include 996 Company shares over which Ms. Haller’s spouse has voting and investment control.
(5)The holdings include 1,500 Company shares over which Ms. Lewis-Raymond’s spouse has shared voting and investment power through a family trust.
(6)Ms. Mariucci is not standing for re-election at the Annual Meeting. The total for Ms. Mariucci includes 35,832 director deferred stock units that will be converted into Company shares at the end of her Board service, which will be within 60 days of March 9, 2026, provided that the Annual Meeting is not adjourned or postponed.
(7)The total for Mr. Stefani includes 13,404 time-lapse RSUs and dividend equivalents that vested upon Mr. Stefani’s separation from the Company, but for which settlement is delayed until the six-month anniversary of Mr. Stefani’s separation in compliance with Section 409A of the Internal Revenue Code. The settlement of these time-lapse RSUs will be within 60 days of March 9, 2026, provided that the Annual Meeting is not adjourned or postponed.
Certain Beneficial Owners
The following table discloses all Common Stock beneficially owned by anyone that the Company believes beneficially owns more than 5% of the Company’s outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock as of March 9, 2026

BLACKROCK, INC.(1) 50 Hudson Yards New York, New York 10001	9,297,238	12.85%

THE VANGUARD GROUP(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	7,251,928	10.02%

FIDELITY MANAGEMENT & RESEARCH COMPANY LLC(3) 245 Summer Street Boston, Massachusetts 02210	5,649,915	7.81%

CORVEX MANAGEMENT LP(4) 667 Madison Avenue New York, New York 10065	5,028,975	6.95%

(1)According to Schedule 13G/A filed on January 23, 2024, BlackRock, Inc. has sole voting power over 9,144,010 shares, no shared voting power, sole dispositive power over 9,297,238 shares, and no shared dispositive power.
(2)According to Schedule 13G/A filed on February 13, 2024, The Vanguard Group has no sole voting power, but has shared voting power over 42,782 shares, sole dispositive power over 7,138,691 shares, and shared dispositive power over 113,237 shares.
(3)According to Schedule 13G/A filed on February 5, 2026, Fidelity Management & Research Company LLC has sole voting power over 5,642,476 shares, no shared voting power, sole dispositive power over 5,649,915 shares, and no shared dispositive power.
(4)According to Schedule 13D/A filed on May 28, 2025, Corvex Management LP has sole voting power over 5,028,975 shares, no shared voting power, sole dispositive power over 5,028,975 shares, and no shared dispositive power.

92	Southwest Gas Holdings, Inc.

Submission of Stockholder Proposals for the 2027 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”), must be received at our principal executive offices on or before November 23, 2026.
In addition, our Bylaws establish an advance notice procedure for stockholders to make director nominations for consideration at the Company’s annual meetings of stockholders. Director nominee proposals for the 2027 Annual Meeting must be received in writing by the Company on or before November 23, 2026. Proposals should be sent to the Corporate Secretary at Southwest Gas Holdings, Inc., P.O. Box 98510, Las Vegas, Nevada 89193-8510. Any proposal to nominate a director to our Board must set forth the information required by our Bylaws. See “Board and Governance Matters - Selection of Directors” for a summary of these requirements.
A stockholder who wishes to submit a business proposal pursuant to our Bylaws outside of the process of Rule 14a-8 under the Exchange Act for the 2027 Annual Meeting must timely deliver a written notice in accordance with the requirements set forth in our Bylaws, including eligibility and information required in such notice. In order for a stockholder business proposal to be considered for inclusion in the Company’s proxy statement for the 2027 Annual Meeting, it must be in such form as is required by Rule 14a-8 of the Exchange Act and received by the Company on or before November 23, 2026. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 8, 2027 and must also comply with the additional requirements of Rule 14a-19(b).

2026 Notice and Proxy	93

Questions and Answers about the Annual Meeting
We are providing these proxy materials to you in connection with the solicitation of proxies by the Company’s Board for the 2026 Annual Meeting of Stockholders and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held in a completely virtual format on May 7, 2026 at 8:30 a.m. PDT.
We are sending a Notice of Internet Availability and making this Proxy Statement and our 2025 Annual Report to Stockholders available to stockholders on our website at www.swgasholdings.com/financial-information/annual-reports-proxy-materials on or about March 23, 2026. We also will be mailing these materials to EIP participants, and to those stockholders who request paper or e-mail copies of the proxy materials, on or about March 23, 2026.
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will be asked to vote on the following matters:
▪The election of eleven directors of the Company;
▪The approval, on a non-binding, advisory basis, of the Company’s executive compensation;
▪The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2026; and
▪Any other matter as may properly come before the Annual Meeting or any adjournment thereof.
How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. Attendance at the Annual Meeting will be limited to stockholders of the Company as of March 9, 2026, the record date for the Annual Meeting, and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location.
In order to attend the virtual Annual Meeting, you will need to pre-register at least two hours before the Annual Meeting begins. To pre-register for the meeting, please go to https://register.proxypush.com/swx. You will need the control number found on the upper right-hand corner of the Notice of Internet Availability, Proxy Card or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.
After pre-registering, you will receive a confirmation email. Approximately one hour prior to the start time of the meeting, you will receive another email containing a unique link providing access to the virtual Annual Meeting. The Annual Meeting will begin promptly at 8:30 a.m. PDT. Online access to the meeting will open at 8:15 a.m. PDT to allow time for stockholders to log-in and test their equipment. A countdown waiting page will be shown if you log-in before 8:15 a.m. PDT. All emails will be sent to the email address you provide during pre-registration.
You will need the latest version of Chrome, Safari, Edge or Firefox. Please test your internet browser before the Annual Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Annual Meeting.

94	Southwest Gas Holdings, Inc.

Questions and Answers about the Annual Meeting
Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.
Stockholder List. As required by Delaware law, we will make available a list of registered stockholders as of March 9, 2026, the Annual Meeting record date, for inspection by stockholders for any purpose germane to the Annual Meeting from April 27, 2026 through May 6, 2026 at our headquarters located at 8360 S. Durango Dr., Las Vegas, Nevada. If you wish to inspect the list, please submit your request, along with proof of your Common Stock ownership, by email to SWX@swgas.com.
Voting by Ballot at the Annual Meeting. Although the meeting webcast will begin at 8:30 a.m. PDT on May 7, 2026, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log-in for the meeting webcast and test your computer system.
For street name stockholders who wish to vote by ballot at the Annual Meeting, you must also provide a legal proxy from your broker, bank or other custodian when submitting your ballot before the polls close at the Annual Meeting. Any voting instruction form you receive in connection with the Annual Meeting is not a legal proxy. Please also note that if you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or custodian to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting or by submitting a validly executed Proxy Card together with your legal proxy in advance of the Annual Meeting. Your legal proxy, in electronic form (PDF, JPEG, GIF or PNG file format), must be submitted along with your ballot before the polls close at the Annual Meeting in order for your vote by ballot to count. Multiple legal proxies must be combined into one document for uploading at the Annual Meeting.
How can I submit questions prior to and during the Annual Meeting?
Prior to the Annual Meeting, stockholders may submit questions pertaining to the business of the meeting by emailing the Company’s Corporate Secretary, Catherine M. Mazzeo, at: SWX@swgas.com. During the Annual Meeting, as well as 15 minutes prior to the start time, stockholders will also be able to submit questions through the online platform used for the Annual Meeting. The Company will respond to germane questions during the meeting or shortly after the meeting on our website. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit questions to remove inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters. If we receive substantially similar questions, we may group such questions together and provide a single response.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on March 9, 2026, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. If you are a stockholder of record on that date, you are entitled to vote all of the shares that you held on that date at the Annual Meeting, or any adjournment or postponement of the Annual Meeting.
How many votes do I have?
You have one vote for each share of Common Stock you owned as of the record date for the Annual Meeting.

2026 Notice and Proxy	95

Questions and Answers about the Annual Meeting
How do I vote?
If your shares are registered directly in your name, you are the holder of record of those shares and can vote your shares either by proxy, whether or not you attend the virtual Annual Meeting, or by ballot by attending the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to submit your proxy promptly to ensure that your votes are counted. You may still attend the virtual Annual Meeting and vote by ballot even if you have already submitted a proxy.
Stockholders have a choice of voting online, by telephone, by mail, or at the Annual Meeting:
▪If you received a printed copy of the proxy materials, please follow the instructions on your Proxy Card or voting instruction form. Your Proxy Card or voting instruction form provides information on how to vote.
▪If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote.
▪If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote.
If you hold your shares in a brokerage account or through a bank, trust or other nominee or holder of record (collectively referred to as a “broker”), you are the beneficial owner of the shares, and the shares are held in “street name.” You will receive instructions from your broker on how to vote your shares. Your broker will allow you to deliver your voting instructions online and may also permit you to submit your voting instructions by telephone or by completing, dating and signing the voting instruction form included with your proxy materials if you request a paper copy. You are also entitled to obtain a legal proxy from your broker in order to vote by ballot at the virtual Annual Meeting.
If you hold your shares indirectly in the EIP, you have the right to direct the EIP trustee how to vote your shares by following the instructions from the EIP trustee accompanying the Proxy Statement. Please note that the EIP trustee must receive your vote directions by no later than May 4, 2026. If you do not timely direct the EIP trustee how to vote your shares, then the EIP trustee will vote your shares in the same proportion as the shares for which timely instructions were received from other EIP participants. EIP participants may not vote their EIP shares by ballot at the Annual Meeting.
Can I revoke or change my vote?
Yes, a record holder can revoke or change a vote at any time prior to the voting of shares at the Annual Meeting by (a) casting a new vote by telephone or online; (b) sending a new Proxy Card with a later date; (c) sending a written notice of revocation that is received on or prior to May 6, 2026, by mail to EQ Shareowner Services, Southwest Gas Holdings, Inc. P.O. Box 64945, Saint Paul, MN 55164-0945; or (d) voting by ballot at the virtual Annual Meeting. If a broker, bank, trustee or other nominee holds your shares, you must contact them in order to find out how to change your vote.
What are the Board’s recommendations?
The Board’s recommendations are set forth within the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
▪FOR the election of the slate of directors nominated by the Board (see Proposal 1);
▪FOR the approval, on a non-binding, advisory basis, of the Company’s executive compensation (see Proposal 2); and
▪FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 (see Proposal 3).

96	Southwest Gas Holdings, Inc.

Questions and Answers about the Annual Meeting
How many votes must be present to hold the Annual Meeting?
In order to conduct business at the Annual Meeting, the holders of a majority of the outstanding shares of Common Stock entitled to vote must be present at the meeting. This is called a quorum. Your shares are counted as present at the meeting if (i) you are present online and vote at the meeting, or (ii) you have properly and timely submitted your proxy as described above under “How do I vote?” As of the close of business on March 9, 2026, the record date for the Annual Meeting, 72,364,630 shares of Common Stock were outstanding and entitled to vote; therefore, a quorum will be established by the presence of 36,182,316 shares by virtual attendance or by proxy at the Annual Meeting. Proxies received but marked as abstentions and any broker non-votes will be included in the calculation of the votes considered to be present at the meeting.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker lacks discretionary authority to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the NYSE determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. The election of directors is considered a “non-routine” matter. Similarly, the advisory vote to approve the Company’s executive compensation is considered a “non-routine” matter. Therefore, beneficial owners who hold their shares in street name must provide voting instructions to their brokers in order for their broker to vote their shares on these matters. As a result, if you do not instruct your broker on how to vote your shares, then your shares will not be voted on these proposals. We urge you to instruct your broker about how you wish your shares to be voted. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 is considered a “routine” matter, and brokers will have discretionary authority to vote on this matter without any voting instructions from the beneficial owners.
What vote is required to approve each proposal?
The eleven nominees for director who receive the highest number of votes “FOR” their election will be elected as directors, subject to our majority voting policy. This is called a “plurality vote.” For details on our majority voting policy, see “Board and Governance Matters - Majority Voting Policy” above. The affirmative vote of the holders of a majority of the votes cast will be required to ratify PricewaterhouseCoopers LLP’s selection as the independent registered public accounting firm for the Company for fiscal year 2026 and to approve, on an advisory basis, the Company’s executive compensation. Although the result of the vote to approve executive compensation is non-binding, the Board will consider the outcome of the vote when making future executive compensation decisions.
How are my votes counted?
▪Election of Directors: You may vote “FOR ALL,” or “WITHHOLD ALL,” or “FOR ALL EXCEPT.” If you mark “FOR ALL,” your votes will be counted for all of the director nominees. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the election of directors.
▪Advisory Vote to Approve Executive Compensation: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the advisory vote to approve the Company’s executive compensation. The result of this vote is non-binding. However, the Board will consider the outcome of the vote when making future executive compensation decisions. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.

2026 Notice and Proxy	97

Questions and Answers about the Annual Meeting
▪Ratification of the selection of PricewaterhouseCoopers LLP: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026. Abstentions and broker non-votes, if any, will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.
We will appoint an independent inspector of election in advance of the meeting to tabulate votes, to ascertain whether a quorum is present, and to determine the voting results on all matters presented to Company stockholders at the Annual Meeting.
What if I do not vote for any or all of the matters listed on my Proxy Card?
As a stockholder of record, if you return a signed Proxy Card without indicating your vote on any or all of the matters to be considered at the Annual Meeting, your shares will be voted “FOR” the director nominees listed on the Proxy Card, “FOR” the advisory vote to approve executive compensation, and “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026, if you have not voted otherwise on a particular proposal. With respect to any other matter that properly comes before the Annual Meeting, Karen S. Haller and Catherine M. Mazzeo, the proxies designated by the Board and identified in the accompanying Proxy Card, will vote all proxies granted to them in accordance with the recommendation of the Board, or if no recommendation is give, at their discretion.
Can the shares that I hold in a brokerage account or the EIP be voted if I do not instruct my broker or the EIP trustee?
▪Shares held in street name: If you do not instruct your broker to vote your shares of Common Stock held in street name, your broker has the discretion to vote your shares on all “routine” matters scheduled to come before the Annual Meeting. For “non-routine” matters, your broker does not have discretion to vote your shares and, if you do not give your broker voting instructions, your shares will be considered broker non-votes. The election of directors and the advisory vote to approve executive compensation are considered “non-routine” matters, and in order to vote on these matters, you will need to instruct your broker how to vote your shares. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 is considered a “routine” matter, and your broker will have the discretion to vote your shares unless you provide voting instructions.
▪Shares held in the EIP: If you do not provide instructions to the EIP trustee for the shares of Common Stock that you hold in the EIP, then the EIP trustee will vote your shares in the same proportion as the shares for which timely instructions were received from other EIP participants.
Are proxy materials available online?
Complete copies of the Notice of 2026 Annual Meeting of Stockholders, this Proxy Statement and the 2025 Annual Report to Stockholders are available at www.swgasholdings.com/financial-information/annual-reports-proxy-materials.

98	Southwest Gas Holdings, Inc.

Questions and Answers about the Annual Meeting
Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
SEC rules allow us to furnish our proxy materials online. Accordingly, we sent the majority of our stockholders a Notice of Internet Availability for the Annual Meeting containing instructions on how to access the proxy materials online or to request a paper or e-mail copy. In addition, stockholders may request to receive proxy materials in printed form by mail or e-mail on an ongoing basis by submitting a request at www.investorelections.com/swx. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it. If multiple stockholders reside at the same address, each stockholder will receive their own proxy materials, unless the stockholders instruct otherwise.
What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the Annual Meeting.
Who is soliciting my proxy?
Your proxy is being solicited by the Board, and the Company will bear the entire cost of the proxy solicitation. Innisfree M&A Incorporated (“Innisfree”), has been retained to assist in obtaining proxies from certain stockholders at an estimated cost of $30,000. The Company’s contract with Innisfree contains an indemnification provision relating to certain claims, liabilities, losses, damages and expenses arising out of or relating to Innisfree’s services. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to you if your shares are held in “street name.” Innisfree will reimburse them for their expenses in providing the materials to you on our behalf. In addition, our directors, officers or employees may solicit proxies in person or by telephone, e-mail or facsimile. No additional compensation will be paid for such services.
Other Matters to Come Before the Annual Meeting
If any business not described in this Proxy Statement should come before the Annual Meeting for your consideration, it is intended that the shares represented by our proxies will be voted at their discretion. As of the date of this Proxy Statement, we know of no other matter which might be presented for stockholder action at the Annual Meeting.

2026 Notice and Proxy	99

Southwest Gas HOLDINGS

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE ONLINE OR BY TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE AND RETURN THIS PROXY CARD BY MAIL.

The Board of Directors Recommends a Vote FOR Proposal 1 through Proposal 3.

1. Election of directors:

01 Justin L. Brown	05 Leezie Kim	09 Brian E. Sandoval	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees
02 Molly R. Carson	06 Jane Lewis-Raymond	10 Ruby Sharma		
03 E. Renae Conley	07 Henry P. Linginfelter	11 Leslie T. Thornton		
04 Andrew W. Evans	08 Carlos A. Ruisanchez			

Please fold here – Do not separate

To withhold authority to vote for a particular nominee, mark the Vote FOR all nominees (except as marked) box and enter the number next to the name(s) of the exceptions in the space provided. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not listed.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SOUTHWEST GAS HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

VIRTUAL MEETING

Please refer to the back of this Proxy Card for Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at
www.swgasholdings.com/financial-information/annual-reports-proxy-materials

Southwest Gas™ HOLDINGS

PROXY

This proxy will be voted in the manner directed by the stockholder(s). If no direction is made, this proxy will be voted FOR the listed director nominees (Proposal 1), FOR approval, on a non-binding, advisory basis, of the Company's executive compensation (Proposal 2), and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2026 (Proposal 3).

The undersigned hereby revokes all previously granted proxies and appoints Karen S. Haller and Catherine M. Mazzeo, and each of them, with full power of substitution, as Proxies, and hereby authorizes them, and each of them, to represent and to vote as designated by telephone, online or by mail, all the shares of Common Stock of the undersigned at the 2026 Annual Meeting of Stockholders of Southwest Gas Holdings, Inc., and at any adjournments or postponements thereof; and at their discretion, with authorization to vote such shares on any other matters as may properly come before the meeting or any adjournment or postponement thereof.

Vote Online, by Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or online vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

ONLINE
www.proxypush.com/swx
Vote your proxy online.

PHONE
1-866-883-3382
Vote your proxy by telephone.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Please ensure your mail vote will be delivered by May 6, 2026.

VOTE LIVE
You can register to attend the virtual Annual Meeting and vote your proxy live during the meeting at https://register.proxypush.com/SWX.

If you vote your proxy online or by telephone, you do NOT need to return your Proxy Card by mail.